PROFILE OF THE
                             OVERTURE ANNUITY III-P
                            VARIABLE ANNUITY CONTRACT

                                   May 1, 1998


     THIS PROFILE IS A SUMMARY OF SOME MORE INPORTANT POINTS THAT YOU SHOULD CONSIDER AND KNOW BEFORE PURCHASING THE POLICY. THE POLICY IS MORE FULLY DESCRIBED IN THE PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

1. THE ANNUITY CONTRACT

     The variable annuity policy offered by Ameritas Variable Life Insurance Company (AVLIC) is a policy between you, the owner, and AVLIC, an insurance company. The Policy provides a means for investing on a tax-deferred basis in 26 investment subaccounts and a Fixed Account of AVLIC. The Policy is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.
     This Policy offers 26 subaccounts which are listed in Section 4. These subaccounts are designed to offer a better return than the Fixed Account. However, this is NOT guaranteed. You can also lose your money.
     The Fixed Account offers an interest rate guaranteed by the insurance company, AVLIC. This interest rate is set as declared effective for the month of issue, and is guaranteed for the remainder of the Policy Year. In subsequent Policy Years, amounts in the Fixed Account earn interest at the rate declared in the month of the last Policy Anniversary. While your money is in the Fixed Account, your principal and all interest earned is guaranteed by AVLIC.
     You can put money into any or all of the subaccounts and the Fixed Account. You can transfer between subaccounts up to 15 times a year without charge. After 15 transfers, the charge is $10 for each additional transfer. There are restrictions on the Fixed Account.
     The Policy, like all deferred annuity policies, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Policy.
     The money you can accumulate during the accumulation phase will determine the income payments during the income phase.

2. ANNUITY  PAYMENTS  (THE INCOME PHASE)
     If you want to receive regular income from your annuity, you can choose one of five options: (1) monthly payment of interest only; (2) monthly payment for a fixed amount until depleted; (3) monthly payments for a certain period up to 20 years (as you select); (4) monthly payments for your life (assuming you are the annuitant) that may include a guaranteed period; and (5) monthly payments for your life and for the life of another person (usually your spouse). The annuity options are fixed only. Once you begin receiving regular payments, you cannot change your payment plan.

3. PURCHASE
     You can buy this Policy with $2,000 or more under most circumstances. Your registered representative can help you fill out the proper forms. You can add $500 or more any time during the accumulation phase.

4. INVESTMENT OPTIONS
     You can put your money in any or all of these subaccounts described in the fund prospectuses:

       MANAGED BY                     MANAGED BY                 MANAGED BY               MANAGED BY
       FIDELITY MGMT &                FRED ALGER MGMT., INC.     MASSACHUSETTS            MORGAN STANLEY
       RESEARCH COMPANY               ----------------------     FINANCIAL SERVICES CO.   ASSET NGNT. INC.
       ----------------               ALGER AMERICAN:            ----------------------   ----------------
       VIP Money Market                   Growth                 Emerging Growth          Emerging Markets Equity
       VIP Equity-Income                  Income and Growth      Utilities                Global Equity
       VIP Growth                         Small Capitalization   World Governments        International Magnum
       VIP High Income                    Balanced               Research                 Asian Equity
       VIP Overseas                       MidCap Growth          Growth With Income       U.S. Real Estate
       VIP II Asset Manager               Leveraged AllCap
       VIP II Investment Grade Bond
       VIP II Asset Manager: Growth
       VIP II Index 500
       VIP II Contrafund

Depending upon market conditions, you can make or lose money in any of these subaccounts.

5. EXPENSES
     The Policy has insurance features and investment features, and there are costs related to each.
     AVLIC currently deducts a $36 policy fee each year from your Policy. This charge is guaranteed to be no more than $40 per year. AVLIC currently waives this charge if the accumulation value of your Policy is at least $50,000. AVLIC also deducts insurance charges of 1.40% of the average daily value of your Policy. Investment charges range from .28% to 1.75% of the average daily value of the subaccounts depending upon the subaccount.
     If you take your money out, AVLIC may assess a withdrawal charge of up to 6% of the amount you withdraw. If required by state law, AVLIC will assess a state premium tax charge at the time of premium receipt or when you make a complete withdrawal or begin receiving regular income payments. State premium tax ranges from 0% to 3.5%, depending upon the state. The following chart is to help you understand the charges in the Policy. The column "Total Annual Charges" shows the total of the $36 policy maintenance charge (which we represent as .12% below, based on an assumed average contract size of $30,000), the 1.40% insurance charges and the investment charge for each subaccount. The next two columns show you two examples of the charges, in dollars, you would pay under a Policy. The examples show the expenses you would pay on a $1,000 investment in a Policy that earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Charges are assessed as well as the withdrawal charges. For year 10, the example shows the aggregate of all the annual charges assessed for the 10 years, but there is no withdrawal charge.
The premium tax is assumed to be 0% in both examples.

                                POLICY EXPENSES
                                ---------------
                                                                                      EXAMPLES:
                                                                                      ---------
                                                                                      TOTAL ANNUAL
                                    TOTAL ANNUAL              TOTAL ANNUAL            EXPENSES AT END OF:
                                    INSURANCE                 PORTFOLIO               ANNUAL     (1)      (2)
SUBACCOUNT                          CHARGES                   CHARGES                 CHARGES    1 YEAR   10 YEARS
----------                          -------                   -------                 -------    ------   --------
Managed by Fidelity Management & Research Company

     VIP Money Market               1.52%                      0.31%                  1.83%       $78       $210
     VIP Equity-Income              1.52%                      0.57%                  2.09%       $81       $237
     VIP Growth                     1.52%                      0.67%                  2.19%       $82       $247
     VIP High Income                1.52%                      0.71%                  2.23%       $82       $251
     VIP Overseas                   1.52%                      0.90%                  2.42%       $84       $271
     VIP II Asset Manager           1.52%                      0.64%                  2.16%       $82       $244
     VIP II Investment Grade Bond   1.52%                      0.58%                  2.10%       $81       $238
     VIP II Asset Manager: Growth   1.52%                      0.76%                  2.28%       $83       $257
     VIP II Index 500               1.52%                      0.28%                  1.80%       $78       $206
     VIP II Contrafund              1.52%                      0.68%                  2.20%       $82       $248

Managed by Fred Alger Management Inc.
Alger American:

     Growth                         1.52%                      0.79%                  2.31%       $83       $260
     Income and Growth              1.52%                      0.74%                  2.26%       $83       $255
     Small Capitalization           1.52%                      0.89%                  2.41%       $84       $270
     Balanced                       1.52%                      1.01%                  2.53%       $85       $282
     MidCap Growth                  1.52%                      0.84%                  2.36%       $84       $265
     Leveraged AllCap               1.52%                      1.00%                  2.52%       $85       $281

Managed by Massachusetts Financial Services Company

     Emerging Growth                1.52%                      0.90%                  2.42%       $84       $271
     Utilities                      1.52%                      1.00%                  2.52%       $85       $281
     World Governments              1.52%                      1.00%                  2.52%       $85       $281
     Research                       1.52%                      0.92%                  2.44%       $84       $273
     Growth With Income             1.52%                      1.00%                  2.52%       $85       $281

Managed by Morgan Stanley Asset Management Inc.

     Emerging Markets Equity        1.52%                      1.75%                  3.27%       $93       $353
     Global Equity                  1.52%                      1.15%                  2.67%       $87       $296
     International Magnum           1.52%                      1.15%                  2.67%       $87       $296
     Asian Equity                   1.52%                      1.20%                  2.72%       $87       $300
     U.S. Real Estate               1.52%                      1.10%                  2.62%       $86       $291

For the newly formed subaccounts the charges have been estimated. The charges reflect any expense reimbursement or fee waiver. For more detailed information, see the Fee Table in the Prospectus.

6. TAXES
     Your earnings are not taxed until you take them out. If you take money out, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings. Payments during the income phase are considered partly a return of your original investment so that part of each payment is not taxable as income.

7. ACCESS TO YOUR MONEY
     You can take money out anytime during the accumulation phase. You can take the greater of up to 10% of your accumulation value or total payments each year without a charge. Withdrawals more than that may be charged up to 6% of each withdrawal. After AVLIC has had a payment for 7 years, there is no charge for withdrawal of that payment. Of course, you may also have to pay income tax and a tax penalty on any money you take out. Each payment you add to your Policy has its own 7 year withdrawal charge period.

8. PERFORMANCE
     The value of the Policy will vary up or down depending upon the investment performance of the subaccounts you choose. The policy has been offered since May 1, 1996. The following chart shows hypothetical historical total returns for each subaccount for the periods shown as if the policy had been in force. Since portfolio added to Separate Account. These numbers reflect the insurance charges, the policy maintenance charge, the investment charges and all other expenses of the subaccount. These numbers do not reflect any withdrawal charges and if applied would reduce such performance. This chart is based upon an average contract size of $30,000. Past performance is not a guarantee of future results.

                                        HYPOTHETICAL HISTORICAL PERFORMANCE
                                        -----------------------------------

SUBACCOUNT                   1997      1996     1995     1994    1993     1992     1991    1990     1989     1988
----------                   ----      ----     ----     ----    ----     ----     ----    ----     ----     ----

Managed by Fidelity Management & Research Company
    VIP Money Market         3.90%     3.83%    4.27%    2.71%   1.69%    2.31%    4.54%    6.46%   7.53%    5.77%
    VIP Equity-Income       26.22%    12.56%   33.10%    5.45%  16.52%   15.12%   29.47%  -16.63%  15.59%   20.85%
    VIP Growth              21.65%    12.98%   33.36%   -1.53%  17.58%    7.67%   43.36%  -13.10%  29.52%   13.82%
    VIP High Income         15.92%    12.32%   18.88%   -3.12%  18.60%   21.32%   33.07%   -3.73%  -5.63%    9.95%
    VIP Overseas             9.89%    11.52%    8.03%    0.19%  35.31%  -12.10%    6.36%   -3.17%  23.89%    6.45%
    VIP II Asset Manager    18.86%    12.89%   15.21%   -7.52%  19.41%   10.00%   20.67%    5.04%     -        -
    VIP II Investment        7.43%     1.63%   15.57%   -5.22%   9.25%    5.03%      -        -       -        -
        Grade Bond
    VIP II Asset Manager:   23.29%    19.00%      -        -       -        -        -        -       -        -
        Growth
    VIP II Index 500        30.75%    20.98%      -        -       -        -        -        -       -        -
    VIP II Contrafund       22.31%    19.49%      -        -       -        -        -        -       -        -

Managed by Fred Alger Management, Inc.
Alger American:
    Growth                  23.88%    11.64%   34.34%   -0.10%  20.63%      -        -        -       -        -
    Income and Growth       34.28%    17.89%   33.13%   -9.68%   8.68%      -        -        -       -        -
    Small Capitalization     9.72%     2.60%   42.17%   -5.83%  11.57%      -        -        -       -        -
    Balanced                18.04%     8.51%   26.71%   -5.73%     -        -        -        -       -        -
    MidCap Growth           13.29%    10.21%   42.30%   -3.07%     -        -        -        -       -        -
    Leveraged AllCap        17.90%    10.37%      -        -       -        -        -        -       -        -

Managed by Massachusetts Financial Services Company
    Emerging Growth         20.10%    15.24%      -        -       -        -        -        -       -        -
    Utilities               29.77%    16.74%      -        -       -        -        -        -       -        -
    World Governments       -2.62%     2.45%      -        -       -        -        -        -       -        -
    Research                   -         -        -        -       -        -        -        -       -        -
    Growth With Income         -         -        -        -       -        -        -        -       -        -

Managed by Morgan Stanley Asset Management Inc.
    Emerging Markets           -         -        -        -       -        -        -        -       -        -
    Global Equity              -         -        -        -       -        -        -        -       -        -
    International Magnum       -         -        -        -       -        -        -        -       -        -
    Asian Equity               -         -        -        -       -        -        -        -       -        -
    U.S. Real Estate           -         -        -        -       -        -        -        -       -        -


9. DEATH BENEFIT
     If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit. This death benefit will be the greater of: (1) the money you have put in less any money you have taken out, and the related withdrawal charges, or (2) the current value of your Policy. If available, the death benefit may be the value of your Policy at the most recent 7th-year-anniversary plus any money you have added since that anniversary minus any money you have taken out since that anniversary, and the related withdrawal charges, with adjustments.

10.  OTHER INFORMATION
     FREE LOOK. If you cancel the policy within 10 days after receiving it (or whatever period is required in your state), we will not assess a withdrawal charge. You will receive whatever your Policy is worth on the day we receive your returned policy. This may be more or less than your original payment. If law requires us to return your original payment, we will put your money in the Money Market subaccount during the free-look period and return your original payment.

     NO PROBATE. Usually, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate.

     WHO SHOULD PURCHASE THE POLICY? This Policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You would not buy this Policy if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in.

ADDITIONAL FEATURES.
This Policy has additional features that might interest you. These include:
o You can arrange to have money automatically sent to you each month while your Policy is still in the accumulation phase. Of course, you must pay taxes on money you receive. We call this feature Systematic Withdrawal Option.

o You can arrange to have a regular amount of money automatically invested in subaccounts each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. We call this feature Dollar Cost Averaging.

o AVLIC will automatically readjust the money between subaccounts periodically to keep the blend you select. We call this feature Portfolio Rebalancing.

o AVLIC will periodically reallocate the earnings (not the principal amount) among the subaccounts. We call this feature Earnings Sweep.

o Under certain medically related circumstances, AVLIC will give you your money without a withdrawal charge. We call this feature a Critical Needs Withdrawal.

These features are not available in all states and may not be suitable for your particular situation.

11.  INQUIRIES
If you need more information, please contact us at:

                                                         Ameritas
                                                         Variable Life Insurance
                                                                    Company Logo
                                        ________________________________________
                                        Ameritas Variable Life Insurance Company
                                                                 5900 "O" Street
                                                                Lincoln NE 68510
                                                                    800-745-1112

PROSPECTUS                         Ameritas Variable Life Insurance Company Logo

FLEXIBLE PREMIUM                               5900 "O" Street, P. O . Box 82550
VARIABLE ANNUITY POLICY                                       Lincoln, NE  68501
--------------------------------------------------------------------------------

This Prospectus describes a flexible premium variable annuity policy contract ("Policy") offered by Ameritas Variable Life Insurance Company ("AVLIC"). The Policy is a deferred annuity; it provides a vehicle for individuals to invest on a tax-deferred basis for retirement savings or other long-term purposes. You may purchase the Policy on either a tax-qualified or non-tax qualified basis.

You may purchase a non-tax qualified Policy for $2,000 or more. Minimum additional subsequent premiums may be $500 or more; smaller amounts may be accepted by automatic bank draft or at the discretion of AVLIC. The minimum initial and subsequent premium for a tax qualified Policy purchased in a periodic payment plan is $50 per month.

You may direct that premiums accumulate on a variable basis in one or more of the 26 Subaccounts of the Ameritas Variable Life Insurance Company Separate Account VA-2 ("Separate Account") or on a fixed basis in the Fixed Account, or on a combination variable and fixed basis. The Separate Account uses its assets to purchase shares in one or more of the following Portfolios of mutual funds:

Variable Insurance Products Fund ("VIP")*                    Variable Insurance Products Funds II ("VIP II")*
     Money Market                                                Asset Manager
     Equity-Income                                               Investment Grade Bond
     Growth                                                      Asset Manager:  Growth
     High Income                                                 Index 500
     Overseas                                                    Contrafund

* VIP and VIP II are collectively referred to as "Fidelity Funds"

The Alger American Fund                          MFS Variable Insurance         Morgan Stanley Universal Funds, Inc.
("Alger American Fund")                          Trust ("MFS Trust")            ("Morgan Stanley Fund")
     Alger American Growth                          Emerging Growth                 Emerging Markets Equity
     Alger American Income and Growth               Utilities                       Global Equity
     Alger American Small Capitalization            World Governments               International Magnum
     Alger American Balanced                        Research                        Asian Equity
     Alger American MidCap Growth                   Growth With Income              U.S. Real Estate
     Alger American Leveraged AllCap

The Owner bears the entire investment risk for monies placed in the Separate Account under this Policy prior to the annuity date.

This prospectus contains information you should know before investing. A Statement of Additional Information, which has the same date as this prospectus, has been filed with the Securities and Exchange Commission; it is incorporated herein by reference and is available free by writing AVLIC at the address above or by calling a Client Service Representative at 1-800- 745-1112. The table of contents of the Statement of Additional Information appears at the end of this prospectus.

Prospectuses for the mutual fund options identified above can be obtained without charge by calling 1-800-745-1112.

Read the prospectuses carefully and retain them for future reference.

These securities are not deposits with, or obligations of, or guaranteed or endorsed by, any financial institution; and the securities are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. These securities involve investment risk, including the possible loss of principal.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES REGULATORY AUTHORITY NOR HAS THE COMMISSION OR ANY STATE SECURITIES REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please Read This Prospectus Carefully And Retain It For Future Reference.

The Date of This Prospectus is May 1, 1998.


--------------------------------------------------------------------------------
                                                              ANNUITY III-P    1

TABLE OF CONTENTS
                                                                            PAGE

Definitions................................................................   3
Fee Table..................................................................   5
Fund Expense Summary ......................................................   5
Condensed Financial Information ...........................................   8
Performance Data...........................................................  10
Year 2000..................................................................  10
AVLIC, the Separate Account and the Funds..................................  10
    Ameritas Variable Life Insurance Company...............................  10
    The Separate Account...................................................  11
    The Funds..............................................................  11
The Fixed Account..........................................................  12
The Policy.................................................................  13
    Policy Application and Premium Payment.................................  13
    Allocation of Premium..................................................  13
    Accumulation Value.....................................................  14
    Value of Accumulation Units............................................  14
    Transfers..............................................................  14
    Systematic Programs....................................................  15
    Owner Inquiries........................................................  15
    Refund Privilege.......................................................  15
    Policy Loans...........................................................  15
Charges and Deductions.....................................................  16
    Administrative Charges.................................................  16
    Mortality and Expense Risk Charge......................................  17
    Contingent Deferred Sales Charge.......................................  17
    Taxes..................................................................  18
    Fund Investment Advisory Fees and Expenses.............................  18
Distributions Under the Policy.............................................  18
    Full and Partial Withdrawals...........................................  18
    Critical Needs Withdrawals.............................................  18
    Annuity Date...........................................................  19
    Death of Annuitant Prior to Annuity Date...............................  19
    Guaranteed Minimum Death Benefit (GMDB) Rider..........................  20
    Election of Annuity Income Options.....................................  20
    Annuity Income Options.................................................  20
    Addition, Deletion, or Substitution of Investments.....................  21
    Deferment of Payment...................................................  21
General Provisions.........................................................  22
    Control of Policy......................................................  22
    Annuitant's Beneficiary................................................  22
    Change of Beneficiary..................................................  22
    Contestability.........................................................  22
    Misstatement of Age or Sex.............................................  22
    Reports and Records....................................................  22
Federal Tax Matters........................................................  23
    Introduction...........................................................  23
    Taxation of Annuities in General.......................................  23
Distribution of the Policies...............................................  24
Safekeeping of the Separate Account's Assets...............................  25
Third Party Services.......................................................  25
Voting Rights..............................................................  25
Legal Proceedings..........................................................  25
Statement of Additional Information........................................  26

              The Policy, certain provisions, and certain portfolios are not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

--------------------------------------------------------------------------------
2    ANNUITY III-P

DEFINITIONS

ACCUMULATION UNIT - A unit used to measure the value of the Policy prior to the annuity date.

ACCUMULATION VALUE - The value of all amounts accumulated under the Policy prior to the annuity date. On the Issue Date, the Accumulation Value is equal to the initial premium, less any premium tax, plus any interest credited based on the Money Market portfolio value as of the Policy Date.

ANNUITANT - The person upon whose life expectancy the Policy is written. The annuitant may also be the owner of the Policy.

ANNUITANT'S BENEFICIARY - The person to whom any benefits due upon death of the annuitant are paid. The annuitant's beneficiary is designated by the owner in the application. If changed, the annuitant's beneficiary is as shown in the latest change filed and recorded with AVLIC. If no annuitant's beneficiary survives the annuitant, the owner or the owner's estate will be the beneficiary. The interest of any annuitant's beneficiary is subject to that of any assignee.

ANNUITY DATE - The date on which annuity payments begin.

ANNUITY INCOME OPTION - One of several ways in which annuity payments may be made. Payments are based on the cash surrender value as of the annuity date, less any applicable premium taxes. The dollar amount of each annuity payment will not change over time, except in the case where the interest payment option is selected.

ANNUITY PAYMENT - One of a series of payments made under an annuity income option.

AVLIC ("We, Us, Our") - Ameritas Variable Life Insurance Company, a Nebraska stock company.

CASH SURRENDER VALUE - The amount available for full or partial withdrawal, which is the accumulation value less any withdrawal charge, and applicable premium taxes and, in the case of a full withdrawal, less the annual policy fee.

CONTINGENT DEFERRED SALES CHARGE - The charge assessed upon certain withdrawals and annuitizations to cover certain expenses relating to the sale of the Policies.

DECLARED RATES - AVLIC guarantees that it will credit interest in the Fixed Account at an effective annual rate of at least 3.5%. AVLIC may, at its sole discretion declare higher interest rates for amounts allocated or transferred to the Fixed Account.

EFFECTIVE DATE - The Valuation Date on which premiums are applied to purchase a Policy for the owner.

FIXED ACCOUNT - An account that is a part of AVLIC's general account to which all or a portion of premium payments may be allocated for accumulation at fixed rates of interest.

FUNDS - Variable Insurance Products Fund ("VIP"), Variable Insurance Products Fund II ("VIP II") (collectively the "Fidelity Funds"), the Alger American Fund ("Alger American Fund"), MFS Variable Insurance Trust ("MFS Trust") and Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Fund") are the funds available for investment as of the date of this prospectus. In the future, additional funds may be added or subtracted by AVLIC as the available funding options. The Funds have one or more portfolios. There is a portfolio that corresponds to each of the Subaccounts of the Separate Account.

ISSUE DATE - The date all financial, contractual and administrative requirements have been met to issue the policy. The free look period begins on this date.

JOINT ANNUITANT - Applicable in the context of annuity income options only, the person other than the annuitant who may be designated by the owner and on whose life annuity payments may also be based.

NET CASH SURRENDER VALUE - The cash surrender value less premium tax, if any, and less any outstanding policy loan.

NET PREMIUM - The premium payment less a percent of premium charge equal to the premium tax, if imposed by the state in which the policy is delivered.

--------------------------------------------------------------------------------
                                                              ANNUITY III-P    3

NONQUALIFIED POLICIES - Policies that do not qualify for special federal income tax treatment.

OWNER - The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the owner. A collateral assignee is not the owner.

OWNER'S DESIGNATED BENEFICIARY - The person who may be designated by the owner and to whom Policy ownership passes upon the owner's death.

POLICY - The variable annuity policy offered by AVLIC and described in this Prospectus.

POLICY DATE - The date set forth in the Policy that is the date used to determine policy anniversary dates and policy years. Policy anniversaries are measured from the policy date. On the Issue Date, the Policy Date will be the date within two days after AVLIC received the application and initial premium. If the Policy Date would fall on the 29th, 30th, or 31st of a month, the Policy Date will be set at the 28th day of that month.

POLICY YEAR - The period from one policy anniversary date until the next policy anniversary date.

PORTFOLIO - The separate investment portfolios of the Fidelity Funds, the Alger American Fund, the MFS Trust, and the Morgan Stanley Fund. VIP offers the following portfolios: Money Market, Equity-Income, Growth, High Income and Overseas Portfolios. VIP II offers the following portfolios: Asset Manager,
Investment Grade Bond, Asset Manager: Growth, Index 500, and Contrafund Portfolios. The Alger American Fund offers the following portfolios: Alger American Growth, Alger American Income and Growth, Alger American Small Capitalization, Alger American Balanced, Alger American MidCap Growth, and Alger American Leveraged AllCap Portfolios. The MFS Trust offers the following portfolios or series in connection with this Policy: MFS Emerging Growth, MFS Utilities, MFS World Governments, MFS Research and MFS Growth With Income Portfolios. The Morgan Stanley Fund offers the following portfolios in connection with the Policy: Emerging Markets Equity, Global Equity, International Magnum, Asian Equity and U.S. Real Estate Portfolios.

PREMIUM PAYMENT - The minimum first year premium on a non-tax qualified policy is $2000 or more and the minimum subsequent premium payment is $500 or more. Smaller premium payments may be accepted on Bank-O-Matic or at AVLIC's discretion. The minimum initial and subsequent premium for a tax qualified policy purchased in a periodic payment plan is $50 per month.

QUALIFIED POLICIES - Policies purchased in connection with certain plans that qualify for special federal income tax treatment.

SATISFACTORY PROOF OF DEATH - All of the following must be submitted: (1) A certified copy of the death certificate; (2) A Claimant Statement; (3) The Policy; and (4) Any other information that AVLIC may require to establish the validity of the claim.

SEPARATE ACCOUNT - Ameritas Variable Life Insurance Company Separate Account VA-2, a separate investment account established by AVLIC to receive and invest the premium paid under the Policy. The investment performance of the Separate Account is kept separate from that of the general assets of AVLIC.

SUBACCOUNT - A subdivision of the Separate Account. Each Subaccount invests exclusively in the shares of a specified portfolio of the Fund.

VALUATION DATE - A valuation date is each day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive valuation dates, commencing at the close of trading on the New York Stock Exchange ("NYSE") on one valuation date and ending at the close of trading on the NYSE on the next succeeding valuation date.

--------------------------------------------------------------------------------
4    ANNUITY III-P

FEE TABLE

CONTRACT OWNER TRANSACTION EXPENSES

This table is to assist the Owner to understand the various costs and expenses that the Owner will bear, directly and indirectly at both the Separate Account and portfolio level. The table does not include possible state premium taxes. Fee table information relating to the underlying funds was provided by the underlying funds. AVLIC has not independently verified such information.

    Sales Load Imposed on Purchases.........................................  0%
    Contingent Deferred Sales Charge - on premiums paid only (Maximum)..... 6.0%

           YEAR             %                   YEAR              %

            1...............6                     5...............4
            2...............6                     6...............3
            3...............6                     7...............2
            4...............5                     8+..............0

    Surrender Fees.......................................................... 0%
    Exchange Fee ........................................................... 0%
    Transfer Fee (after 15 free transfers per policy year).................. $10
    Annual Policy Fee (up to $40, currently $36, $30 in North Dakota, may be reduced or eliminated)........................................... $36

Separate Account Annual Expenses (as a percentage of average account value)
    Mortality and Expense Risk Fees....................................... 1.25%
    Daily Administrative Fee (as a percentage of average account value)... .15% (See "Charges and Deductions", page 16).
    Total Separate Account Annual Expenses ............................... 1.40%


FUND EXPENSE SUMMARY

The information shown below relating to the Funds was provided to AVLIC by the Funds and AVLIC has not independently verified such information. Each of the Funds is managed by an investment advisory organization that is not affiliated with AVLIC. Each such organization is entitled to receive a fee for its services based on the value of the relevant portfolio's net assets. The amount of expenses, including the asset based advisory fee referred to above, borne by each portfolio for the fiscal year ended December 31, 1997, was as follows:

PORTFOLIO                         INVESTMENT ADVISORY AND                 OTHER EXPENSES                 TOTAL
                                         MANAGEMENT

                               FIGURES PRESENTED MAY REFLECT     FIGURES PRESENTED MAY REFLECT    FIGURES PRESENTED
                                   EXPENSE REIMBURSEMENT         EXPENSE REIMBURSEMENT            MAY REFLECT EXPENSE
                                                                                                  REIMBURSEMENT

FIDELITY FUNDS
VIP Money Market                           .21%                             .10%                         .31%
VIP Equity-Income                          .50%                             .07%                         .57%(1)
VIP Growth                                 .60%                             .07%                         .67%(1)
VIP High Income                            .59%                             .12%                         .71%
VIP Overseas                               .75%                             .15%                         .90%(1)
VIP II Asset Manager                       .55%                             .09%                         .64%(1)
VIP II Investment Grade Bond               .44%                             .14%                         .58%
VIP II Asset Manager:  Growth              .60%                             .16%                         .76%(1)
VIP II Index 500                           .24%                             .04%                         .28%(2)
VIP II Contrafund                          .60%                             .08%                         .68%(1)


-------------------------------------------------------------------------------
                                                              ANNUITY III-P    5

PORTFOLIO                         INVESTMENT ADVISORY AND                 OTHER EXPENSES                 TOTAL
                                         MANAGEMENT

                               FIGURES PRESENTED MAY REFLECT     FIGURES PRESENTED MAY REFLECT    FIGURES PRESENTED
                                   EXPENSE REIMBURSEMENT         EXPENSE REIMBURSEMENT            MAY REFLECT EXPENSE
                                                                                                  REIMBURSEMENT
ALGER AMERICAN FUND(3)
Growth                                     .75%                             .04%                         .79%
Income and Growth                         .625%                            .115%                         .74%
Small Capitalization                       .85%                             .04%                         .89%
Balanced                                   .75%                             .26%                        1.01%
MidCap Growth                              .80%                             .04%                         .84%
Leveraged AllCap                           .85%                             .15%                        1.00%

MFS TRUST
Emerging Growth                            .75%                             .15%(4)                      .90%(5)
Utilities                                  .75%                             .25%(4)                     1.00%(5)
World Governments                          .75%                             .25%(4)                     1.00%(5)
Research                                   .75%                             .17%(4)                      .92%(5)
Growth With Income                         .75%                             .25%(4)                     1.00%(5)

MORGAN STANLEY FUND
Emerging Markets Equity(6)                   0%                            1.75%                        1.75%
Global Equity(7)                             0%                            1.15%                        1.15%
International Magnum(7)                      0%                            1.15%                        1.15%
Asian Equity(7)                              0%                            1.20%                        1.20%
U.S. Real Estate(7)                          0%                            1.10%                        1.10%

(1) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Without these reductions, the total operating expenses presented in the table would have been .58% for Equity-Income Portfolio, .69% for Growth Portfolio, .92% for Overseas Portfolio, .65% for Asset Manager Portfolio, .71% for Contrafund Portfolio, and .77% for Asset Manager: Growth Portfolio.
(2)      Fidelity  agreed  to  reimburse  a  portion  of Index  500  Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been .27%, .13% and .40% respectively, on an annualized basis.
(3) Fred Alger Management, Inc. ("Alger Management") has agreed to reimburse the portfolios to the extent that the aggregate annual expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed respectively: Alger American Income and Growth, and Alger American Balanced, 1.25%; Alger American Small Capitalization, Alger American MidCap Growth, Alger American Leveraged All Cap, and the Alger American Growth, 1.50%. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return. Included in "Other Expenses" of Leveraged AllCap is .04% of interest expense.
(4) MFS has agreed to bear expenses for each series, subject to reimbursement by each series, such that each series "Other Expenses" shall not exceed .25% of the average daily net assets of the series during the current fiscal year. Absent this expense arrangement, "Other Expenses" and "Total" expenses would be .45% and 1.20%, respectively, for the Utilities Series; .40% and 1.15%, respectively, for the World Governments Series; and .35% and 1.10%, respectively, for the Growth With Income Series.
(5) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the series' expenses). Any such fee reductions are not reflected under "Other Expenses."
(6) For the fiscal year ended December 31, 1997 fund's expenses were voluntarily reduced by the fund's investment adviser. Absent reimbursement the management fee, other expenses and total expenses would have been 1.25%, 2.87% and 4.12%, respectively.
(7) The fund's expenses were voluntarily reduced by the fund's investment adviser. Absent reimbursement the management fee, other expenses and total expenses would have been as follows based on the annualized period January 2, 1997 through December 31, 1997 for Global Equity and International Magnum portfolios. The U.S. Real Estate and Asian Equity portfolios were based on the annualized period March 3, 1997 through December

--------------------------------------------------------------------------------
6    ANNUITY III-P

         31, 1997. Global Equity: .80%; 1.63%; and 2.43%. International
         Magnum:  .80%;  1.98%; and 2.78%.  U.S. Real Estate:  .80%;  1.52%; and
         2.32%. Asian Equity: .80%; 2.30%; and 3.10%.

Expense reimbursement agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

---------------

Example: If you surrender your contract at the end of the applicable time period you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets.

                                                1 year          3 years         5 years          10 years
                                                ------          -------         -------          --------

VIP Money Market                                  $78             $117           $137              $210
VIP Equity-Income                                 $81             $124           $150              $237
VIP Growth                                        $82             $127           $155              $247
VIP High Income                                   $82             $129           $158              $251
VIP Overseas                                      $84             $134           $167              $271
VIP II Asset Manager                              $82             $127           $154              $244
VIP II Investment Grade Bond                      $81             $125           $151              $238
VIP II Asset Manager:  Growth                     $83             $130           $160              $257
VIP II Index 500                                  $78             $116           $136              $206
VIP II Contrafund                                 $82             $128           $156              $248
Alger American Growth                             $83             $131           $162              $260
Alger American Income and Growth                  $83             $130           $159              $255
Alger American  Small Capitalization              $84             $134           $167              $270
Alger American Balanced                           $85             $138           $173              $282
Alger American MidCap Growth                      $84             $133           $164              $265
Alger American Leveraged AllCap                   $85             $137           $172              $281
MFS Emerging Growth                               $84             $134           $167              $271
MFS Utilities                                     $85             $137           $172              $281
MFS World Governments                             $85             $137           $172              $281
MFS Research                                      $84             $135           $168              $273
MFS Growth With Income                            $85             $137           $172              $281
Morgan Stanley Emerging Markets Equity            $93             $160           $209              $353
Morgan Stanley Global Equity                      $87             $142           $180              $296
Morgan Stanley International Magnum               $87             $142           $180              $296
Morgan Stanley Asian Equity                       $87             $143           $182              $300
Morgan Stanley U.S. Real Estate                   $86             $140           $177              $291


Example: If you annuitize your contract at the end of the applicable time period you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets.

                                                1 year           3 years        5 years          10 years
                                                ------           -------        -------          --------

VIP Money Market                                  $78              $57           $ 97              $210
VIP Equity-Income                                 $81              $64           $110              $237
VIP Growth                                        $82              $67           $115              $247
VIP High Income                                   $82              $69           $118              $251
VIP Overseas                                      $84              $74           $127              $271
VIP II Asset Manager                              $82              $67           $114              $244
VIP II Investment Grade Bond                      $81              $65           $111              $238
VIP II Asset Manager:  Growth                     $83              $70           $120              $257
VIP II Index 500                                  $78              $56           $ 96              $206
VIP II Contrafund                                 $82              $68           $116              $248
Alger American Growth                             $83             $ 71           $122              $260
Alger American Income and Growth                  $83             $ 70           $119              $255
Alger American Small Capitalization               $84             $ 74           $127              $270
Alger American Balanced                           $85             $ 78           $133              $282
Alger American MidCap Growth                      $84             $ 73           $124              $265
Alger American Leveraged AllCap                   $85             $ 77           $132              $281
MFS Emerging Growth                               $84             $ 74           $127              $271
MFS Utilities                                     $85             $ 77           $132              $281
MFS World Governments                             $85             $ 77           $132              $281

--------------------------------------------------------------------------------
                                                              ANNUITY III-P    7

                                                 1 year         3 years        5 years           10 years
                                                 ------         -------        -------           --------

MFS Research                                      $84             $ 75           $128              $273
MFS Growth With Income                            $85             $ 77           $132              $281
Morgan Stanley Emerging Markets Equity            $93             $100           $169              $353
Morgan Stanley Global Equity                      $87             $ 82           $140              $296
Morgan Stanley International Magnum               $87             $ 82           $140              $296
Morgan Stanley Asian Equity                       $87             $ 83           $142              $300
Morgan Stanley U.S. Real Estate                   $86             $ 80           $137              $291

Example: If you do not surrender your contract at the end of the applicable time period you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets.

                                                1 year          3 years        5 years           10 years
                                                ------          -------        -------           --------

VIP Money Market                                  $18             $ 57           $ 97              $210
VIP Equity-Income                                 $21             $ 64           $110              $237
VIP Growth                                        $22             $ 67           $115              $247
VIP High Income                                   $22             $ 69           $118              $251
VIP Overseas                                      $24             $ 74           $127              $271
VIP II Asset Manager                              $22             $ 67           $114              $244
VIP II Investment Grade Bond                      $21             $ 65           $111              $238
VIP II Asset Manager:  Growth                     $23             $ 70           $120              $257
VIP II Index 500                                  $18             $ 56           $ 96              $206
VIP II Contrafund                                 $22             $ 68           $116              $248
Alger American Growth                             $23             $ 71           $122              $260
Alger American Income and Growth                  $23             $ 70           $119              $255
Alger American Small Capitalization               $24             $ 74           $127              $270
Alger American Balanced                           $25             $ 78           $133              $282
Alger American MidCap Growth                      $24             $ 73           $124              $265
Alger American Leveraged AllCap                   $25             $ 77           $132              $281
MFS Emerging Growth                               $24             $ 74           $127              $271
MFS Utilities                                     $25             $ 77           $132              $281
MFS World Governments                             $25             $ 77           $132              $281
MFS Research                                      $24             $ 75           $128              $273
MFS Growth With Income                            $25             $ 77           $132              $281
Morgan Stanley Emerging Markets Equity            $33             $100           $169              $353
Morgan Stanley Global Equity                      $27             $ 82           $140              $296
Morgan Stanley International Magnum               $27             $ 82           $140              $296
Morgan Stanley Asian Equity                       $27             $ 83           $142              $300
Morgan Stanley U.S. Real Estate                   $26             $ 80           $137              $291


The examples assume an average $30,000 annuity investment. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown and will vary according to the portfolio(s) selected.


                         CONDENSED FINANCIAL INFORMATION

The financial statements for AVLIC and Separate Account VA-2 (as well as the auditors' reports thereon) are in the Statement of Additional Information. The Separate Account additionally funds variable annuity contracts not offered by this prospectus which have unit values not applicable to the contracts offered by this prospectus.



--------------------------------------------------------------------------------
8    ANNUITY III-P

ACCUMULATION UNIT VALUES


Following are the accumulation unit values for the Subaccounts as of May 3, 1996 (when contracts offered by this prospectus were first sold), December 31, 1997 and 1996. The number of outstanding accumulation units in each Subaccount as of December 31, 1997 and 1996 are also shown.

                                       ACCUMULATION           ACCUMULATION             NUMBER OF
                                        UNIT VALUE             UNIT VALUE             ACCUMULATION
                                           AS OF                  AS OF                UNITS AS OF
         FUND                           MAY 3, 1996            DECEMBER 31             DECEMBER 31           YEAR
--------------------------------------------------------------------------------------------------------------------
FIDELITY FUNDS
--------------------------------------------------------------------------------------------------------------------
   VIP Money Market                        1.00                   1.067                 20,436,303           1997
                                                                  1.026                 15,869,778           1996
--------------------------------------------------------------------------------------------------------------------

   VIP Equity-Income                      19.14                  26.327                  1,335,963           1997
                                                                 20.839                    551,719           1996
--------------------------------------------------------------------------------------------------------------------
   VIP Growth                             29.37                  37.575                    466,990           1997
                                                                 30.857                    226,024           1996
--------------------------------------------------------------------------------------------------------------------
   VIP High Income                        11.49                  14.397                    794,776           1997
                                                                 12.407                    299,530           1996
--------------------------------------------------------------------------------------------------------------------
   VIP Overseas                           17.65                  20.538                    364,157           1997
                                                                 18.670                    172,406           1996
--------------------------------------------------------------------------------------------------------------------
   VIP II Asset Manager                   15.18                  19.963                    695,593           1997
                                                                 16.778                    258,707           1996
--------------------------------------------------------------------------------------------------------------------
   VIP II Investment Grade Bond           11.45                  13.046                    535,604           1997
                                                                 12.130                    172,451           1996
--------------------------------------------------------------------------------------------------------------------
   VIP II Asset Manager: Growth           12.01                  16.797                    325,264           1997
                                                                 13.611                     86,483           1996
--------------------------------------------------------------------------------------------------------------------
   VIP II Index 500                       76.17                 115.593                    228,476           1997
                                                                 88.329                     64,464           1996
--------------------------------------------------------------------------------------------------------------------
   VIP II Contrafund                      14.54                  20.091                  1,224,466           1997
                                                                 16.411                    519,665           1996
--------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN FUND
--------------------------------------------------------------------------------------------------------------------

   Growth                                 32.93                  43.399                    332,203           1997
                                                                 34.999                    160,462           1996
--------------------------------------------------------------------------------------------------------------------
   Income and Growth                      18.34                  28.358                    316,900           1997
                                                                 21.100                     93,066           1996
--------------------------------------------------------------------------------------------------------------------
   Small Capitalization                   43.60                  44.686                    315,757           1997
                                                                 40.681                    171,379           1996
--------------------------------------------------------------------------------------------------------------------
   Balanced                               14.19                  17.595                    213,057           1997
                                                                 14.891                     82,766           1996
--------------------------------------------------------------------------------------------------------------------
   Midcap Growth                          21.56                  24.445                    476,963           1997
                                                                 21.555                    306,352           1996
--------------------------------------------------------------------------------------------------------------------

   Leveraged AllCap                       19.53                  22.840                    211,221           1997
                                                                 19.353                    134,999           1996
--------------------------------------------------------------------------------------------------------------------
MFS TRUST
--------------------------------------------------------------------------------------------------------------------
   Emerging Growth                        13.00                  15.906                   1,262,367          1997
                                                                 13.231                     587,317          1996
--------------------------------------------------------------------------------------------------------------------
   Utilities                              12.56                  19.176                     479,485          1997
                                                                 14.768                     162,086          1996
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                              ANNUITY III-P    9

 --------------------------------------------------------------------------------------------------------------------
   World Governments                       9.96                  10.233                     120,701          1997
                                                                 10.495                      45,205          1996
--------------------------------------------------------------------------------------------------------------------
   Research                                   -                  15.644                     195,402          1997
                                                                   -                           -             1996
--------------------------------------------------------------------------------------------------------------------
   Growth and Income                          -                  16.694                     282,861          1997
                                                                   -                           -             1996
--------------------------------------------------------------------------------------------------------------------


MORGAN STANLEY FUND
--------------------------------------------------------------------------------------------------------------------
   Emerging Markets                           -                   9.718                     190,098          1997
                                                                   -                           -             1996
---------------------------------------------------------------------------------------------------------------------
   Global Equity                              -                  11.894                     178,203          1997
                                                                   -                           -             1996
---------------------------------------------------------------------------------------------------------------------
   International Magnum                       -                  10.636                     110,996          1997
                                                                   -                           -             1996
---------------------------------------------------------------------------------------------------------------------
   Asian Equity                               -                   5.595                      65,672          1997
                                                                   -                           -             1996
---------------------------------------------------------------------------------------------------------------------
   U.S. Real Estate                           -                  11.690                     122,379          1997
                                                                   -                           -             1996
----------------------------------------------------------------------------------------------------------------------

                                PERFORMANCE DATA

Separate Account VA-2 may advertise certain information regarding the performance of the Subaccounts. Performance data may be advertised as average annual total return and/or cumulative total return. The Money Market Subaccount may advertise yield and/or effective yield. The yield figures are based on historical earnings and are not intended to indicate future performance. Other Subaccounts may advertise current yield. Details on how performance measures are calculated for the Subaccounts are found in the Statement of Additional Information. Performance advertising will reflect the mortality and expense risk charge and the annual policy fee.


                                   YEAR 2000

Like other insurance companies and their separate accounts, AVLIC and the Separate Account could be adversely affected if the computer systems they rely upon do not properly process date-related information and data involving the years 2000 and after. AVLIC has taken steps it believes are reasonable to timely address this issue in its own computer system, and to obtain assurances that its major service providers are taking comparable steps. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on AVLIC and the Separate Account.


                    AVLIC, THE SEPARATE ACCOUNT AND THE FUNDS

AMERITAS VARIABLE LIFE INSURANCE COMPANY

Ameritas Variable Life Insurance Company ("AVLIC") is a stock life insurance company organized in the State of Nebraska. AVLIC was incorporated on June 22, 1983 and commenced business December 29, 1983. AVLIC is currently licensed to sell life insurance in 46 states and the District of Columbia.

AVLIC is a wholly owned subsidiary of AMAL Corporation, a Nebraska stock company. AMAL Corporation is a joint venture of Ameritas Life Insurance Corp. (Ameritas Life), which owns a majority interest in AMAL Corporation; and AmerUs Life Insurance Company ("AmerUs Life"), an Iowa stock life insurance company, which owns a minority interest in AMAL Corporation. The Home Offices of both AVLIC and Ameritas Life are at 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501. Owner inquiries can be sent to this address, or may be made by calling 1-800- 745-1112. All inquiries should include the Policy number and the Owner's name.

On April 1, 1996 Ameritas Life consummated an agreement with AmerUs Life whereby AVLIC became a wholly owned subsidiary of a newly formed holding company, AMAL Corporation. Under terms of the agreement the AMAL Corporation is 66% owned by Ameritas Life and 34% owned by AmerUs Life. AmerUs Life has options to purchase an additional interest in AMAL Corporation if certain conditions are met.

Ameritas Life and its subsidiaries had total assets at December 31, 1997 of over $3.4 billion. AmerUs Life had total assets as of December 31, 1997 of over $10.3 billion.

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10    ANNUITY III-P
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AVLIC has a rating of A (Excellent) from A.M. Best Company, a firm that analyzes insurance carriers, and a rating of AA ("Excellent") from Standard & Poor's for claims-paying ability. Ameritas Life enjoys a long standing A+ (Superior) rating from A.M. Best.

Ameritas Life, AmerUs Life and AMAL Corporation guarantee the obligations of AVLIC. This guarantee will continue until AVLIC is recognized by a National Rating Agency as having a financial rating equal to or greater than Ameritas Life, or until AVLIC is acquired by another insurance company who has a financial rating by a National Rating Agency equal to or greater than Ameritas Life and who agrees to assume the guarantee; provided that if AmerUs Life sells its interest in AMAL Corporation to another insurance company who has a financial rating by a National Rating Agency equal to or greater than that of AmerUs Life, and the purchaser assumes the guarantee, AmerUs Life will be relieved of its obligations under the Guarantee.

AVLIC may publish in advertisements and reports to the Owners, the ratings and other information assigned it by one or more independent rating services. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of AVLIC. The ratings do not relate to the performance of the separate account. Further, AVLIC may publish charts and other information concerning asset allocation, dollar cost averaging, portfolio rebalancing, diversification, earnings sweep, tax deference, long term market trends, index performance and other investment methods and programs. AVLIC may also publish information concerning the objectives, policies, and risk level of the Portfolios.

THE SEPARATE ACCOUNT

Ameritas Variable Life Insurance Company Separate Account VA-2 ("Separate Account") was established under Nebraska law on May 28, 1987 to receive and invest premiums paid under the Policy. Assets of the Separate Account are held separately from all other assets of AVLIC and are not chargeable with liabilities from any other business AVLIC may conduct. Income, gains, or losses of the Separate Account are credited without regard to other income, gains, or losses of AVLIC.

The Separate Account purchases and redeems shares from the Portfolios at the net asset value. Shares are redeemed for AVLIC to pay withdrawals and surrenders, collect charges, and make Policy loans or transfer assets from one Portfolio to another, or to the Fixed Account, as requested by the Owner. Any dividend or capital gain distribution is automatically reinvested in the corresponding Subaccount.

All obligations arising under the policies are liabilities of AVLIC. AVLIC will always keep assets in the Separate Account with a total market value at least equal to the reserve and other contract liabilities of the Separate Account. The Separate Account will at all times contain assets equal to or greater than account values invested in the Separate Account. To the extent assets in the Separate Account exceed AVLIC's liabilities in the Separate Account, AVLIC may withdraw excess assets to cover general account obligations.

The Separate Account is a unit investment trust registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve any SEC supervision of the management or investment policies or practices of the Separate Account.


THE FUNDS

Each  Fund is  registered  with the SEC  under  the  1940  Act as an  open-ended management investment company or a series thereof. There are currently twenty-six Subaccounts within the Separate Account, each investing only in a corresponding portfolio of the Funds.

The assets of each portfolio of the Funds are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

There is no assurance that any of the portfolios will achieve its investment objectives. More detailed information, including a description of investment risks, investment advisory services, total expenses and charges is in the prospectuses of the Funds, which are available without charge by calling AVLIC. These prospectuses should be read in conjunction with this Prospectus, and retained. All underlying fund information, including Fund prospectuses, has been provided to AVLIC by the Funds. AVLIC has not independently verified this information.

You should periodically reconsider your allocation among the Portfolios in light of current market conditions and the investment risks attendant to investing in the portfolios.

The Funds may be available for variable annuity or variable life insurance contracts of various insurance companies. Though unlikely, there is a possibility that a material conflict could arise between the interests of the Separate Account and one or

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                                                             ANNUITY III-P    11
more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate accounts from the Funds, to resolve the matter. See the prospectuses of the Funds for more information.

The eligible Portfolios of the Funds, along with their investment advisers; are listed in the following table:

     FUND                 INVESTMENT ADVISERS                   ELIGIBLE PORTFOLIOS
------------------    -----------------------------             -------------------

Fidelity Funds            Fidelity Management and               VIP Money Market
                          Research Company                      VIP Equity-Income
                                                                VIP Growth
                                                                VIP High Income
                                                                VIP Overseas
                                                                VIP II Asset Manager
                                                                VIP II Investment Grade Bond
                                                                VIP II Asset Manager: Growth
                                                                VIP II Index 500
                                                                VIP II Contrafund

Alger American Fund       Fred Alger Management, Inc.           Alger American Growth
                                                                Alger American Income and Growth
                                                                Alger American Small Capitalization
                                                                Alger American Balanced
                                                                Alger American MidCap Growth
                                                                Alger American Leveraged AllCap

MFS Trust                  Massachusetts Financial Services     Emerging Growth
                           Company                              Utilities
                                                                World Governments
                                                                Research
                                                                Growth With Income

Morgan Stanley Fund        Morgan Stanley Asset                 Emerging Markets Equity
                           Management Inc.                      Global Equity
                                                                International Magnum
                                                                Asian Equity
                                                                U.S. Real Estate



                                THE FIXED ACCOUNT

You may allocate all or a portion of your Premium Payments and make transfers to the Fixed Account. Amounts in the Fixed Account earn a fixed rate of interest guaranteed by AVLIC never to be less than 3.5%. The Fixed Account is not available to Oregon policyholders.

Amounts allocated to the Fixed Account receive an interest rate declared effective for the month of issue. The declared interest rate is guaranteed for the remainder of the Policy Year. During subsequent Policy Years, all amounts in the Fixed Account will earn the interest rate that was declared in the month of the last Policy anniversary. Declared interest rates may be lower or higher than the previous period.

Amounts allocated to the Fixed Account or transfered from the Separate Account to the Fixed Account are placed in the General Account of AVLIC, which supports insurance and annuity obligations. The General Account includes all of AVLIC's assets, except those assets segregated in the separate accounts. AVLIC has the sole discretion to invest the assets of the General Account, subject to applicable law. AVLIC bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses, whereas the owner bears the investment risk that the declared interest rate described above may fall to a lower rate after the expiration of a declared rate period.
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12    ANNUITY III-P
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Because of  exemptive  and  exclusionary  provisions,  interests  in the General
Account have not been registered under the Securities Act of 1933 nor is the General Account registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Act. We understand that the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract; however, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable
provisions  of  the  Federal   Securities   Laws   regarding  the  accuracy  and
completeness of statements made.

THE POLICY


The Policy is a variable annuity policy. The rights and benefits of the Policy are described below and in the policy form; however, AVLIC reserves the right to make any modification to conform the Policy to, or to give the owner the benefit of, any federal or state statute or any rule or regulation thereunder. If necessary, AVLIC will provide notice of such modifications to, and receive approval from, the Securities and Exchange Commission and/or state insurance authorities. You will be notified of any material modification to the policy.

The policy may be purchased on a non-tax qualified basis ("nonqualified policy"). The Policy may also be purchased in connection with certain plans qualifying for favorable federal income tax treatment ("qualified policy").


POLICY APPLICATION AND PREMIUM PAYMENT

Individuals wishing to purchase a Policy must complete an application and submit it to AVLIC's Home Office ( 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501). The application to purchase a non-qualified annuity must be submitted with an initial premium payment of not less than $2,000 unless other provisions for payment of the $2,000 premium are made. An application to purchase an annuity in qualified plans may be submitted with initial monthly premiums of as little as $50 in periodic payment plans providing for $600 in premiums per year. Acceptance is subject to AVLIC's underwriting rules, and AVLIC reserves the right to reject an application for any reason. After the Policy is issued, an owner of a policy in a non-qualified plan may make additional premium payments of $500 or more. Smaller premium payments may be accepted on Bank-O-Matic in tax-qualified plans or at AVLIC's discretion. Also, AVLIC has the right not to accept total premiums greater than $1,000,000, or a premium payment where the total premium payments made under AVLIC annuity contracts having the same annuitant exceed $1,000,000. If the application and initial premium payment can be accepted in the form received, the initial premium payment will be applied to the purchase of a Policy within two business days after receipt by AVLIC at its Home Office. In those instances where other provisions for the payment of the initial premium are made, the initial premium will be applied after the application has been accepted and within two business days after AVLIC has received the initial premium in its Home Office in Federal Funds. The date that the initial premium is applied to the purchase of the Policy is the effective date of the Policy.

If an incomplete application is received, AVLIC will request the information necessary to complete the application. Once the application is completed and the initial premium received, the initial premium payment will be applied to the purchase of a Policy within two business days. If after five business days after its receipt with the initial premium the application remains incomplete, AVLIC will return the applicant's premium payment unless it obtains the applicant's permission to retain the premium payment pending completion of the application.

The policy date is used to determine policy anniversary dates and policy years. On the Issue Date, the Policy Date will be the date two days after AVLIC received the application and initial premium. If the Policy Date would fall on the 29th, 30th, or 31st of a month, the Policy Date will be set at the 28th day of that month.

ALLOCATION OF PREMIUM

In the application for a Policy, the owner allocates the net premium to one or more Subaccounts of the Account and/or to the Fixed Account. Allocations must be whole number percentages and must total 100%.

On the Issue Date, the policy's Accumulation Value will be based on the Money Market Subaccount value as if the Policy had been issued and the initial Net Premium invested within two Valuation Dates of receipt by AVLIC of the application and initial premium.


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                                                             ANNUITY III-P    13

The Accumulation Value is allocated on the issue date of the Policy to one or more Subaccounts of the Separate Account or to the Fixed Account. The Accumulation Value will be used to purchase accumulation units of the
Subaccounts of the Separate Account or the Fixed Account at the price next computed on the issue date.

If state or other applicable law or regulation requires return of at least your premium payments should you return the Annuity pursuant to the Refund Privilege, your Accumulation Value will be allocated to the Money Market Subaccount. Thirteen days after the issue date, the accumulation value of the Policy will be allocated among the Subaccounts, or to the Fixed Account, as selected by the owner in the application.

The value of amounts allocated to Subaccounts of the Separate Account will vary with the investment performance of these Subaccounts and the owner bears the entire investment risk. This will affect the Policy's cash surrender value which on the annuity date affects the level of annuity payments payable. Owners should periodically review their allocation of values in light of market conditions and overall financial planning requirements.


ACCUMULATION VALUE

The accumulation value of the policy is equal to the total premiums received, reduced by any applicable premium taxes, as affected by charges, withdrawals, and the investment experience of the designated Subaccounts and the interest earned in the Fixed Account.

On the effective date, the accumulation value of the Policy is equal to the initial premium received, reduced by any applicable premium taxes. Thereafter, the accumulation value of the Policy is determined as of the close of trading on the New York Stock Exchange on each valuation date by multiplying the number of accumulation units of each Subaccount credited to the Policy by the current value of an accumulation unit for each Subaccount and by adding the amount in the Fixed Account. The current value of an accumulation unit reflects the increase or decrease in value due to investment results of the Subaccount and certain charges, as described below. The number of accumulation units credited to the Policy is decreased by the annual policy fee, any withdrawals, and any charges upon withdrawal and, upon annuitization, any applicable premium taxes and charges.

The accumulation value is expected to change from valuation period to valuation period, reflecting the net investment experience of the selected portfolios of the Funds, interest earned in the Fixed Account, additional premium payments, partial withdrawals as well as the deduction of any applicable charges under the Policy.

VALUE OF ACCUMULATION UNITS

The accumulation units of each Subaccount are valued separately. The value of an accumulation unit may change each valuation period according to the net investment performance of the shares purchased by each Subaccount and the daily charge under the Policy for mortality and expense risks, the daily charge under the policy for the administrative fee, and, if applicable, any federal and state income tax charges.

TRANSFERS

Accumulation value may be transferred among the Subaccounts and/or the Fixed Account 15 times each policy year without charge. A transfer charge of $10.00 may be imposed each additional time amounts are transferred between Subaccounts and/or the Fixed Account. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Policyowner is invested. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. Accumulation values may also be transferred from the Subaccounts of the separate account to the Fixed Account without limitation. Transfers of up to the greater of: 25% of the accumulation value of the Fixed Account; the amount of any transfer from the Fixed Account during the prior thirteen months; or $1,000 may be made from the Fixed Account to the various Subaccounts during the 30 day period following the yearly anniversary date of the policy. This provision is not available while dollar cost averaging from the Fixed Account. The minimum amount that may remain in a Subaccount or the Fixed Account after a transfer is $100. AVLIC will effect transfers and determine all values in connection with transfers on the later of the date designated in the request or at the end of the valuation period during which the transfer request is received at the Home Office.

The privilege to initiate transactions by telephone will be made available to Owners automatically. AVLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions. The procedures AVLIC follows for transactions initiated by telephone include, but are not limited to, requiring the Owner to provide the policy number at the time of giving transfer instructions; AVLIC's tape recording of all telephone transfer instructions; and the provision, by AVLIC, of written confirmation of telephone transactions.

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14     ANNUITY III-P

The registered representative noted on your application will have the authority to initiate telephone transfers. If you do not wish your registered representative to have this authority, you must specify this in the application.

Transfers may be subject to additional limitations at the fund level. Specifically, fund managers may have the right to refuse sales, or suspend or terminate the offering of portfolio shares, if they determine that such action is necessary in the best interests of the portfolio's shareholders. If a fund manager refuses a transfer for any reason, the transfer will not be allowed. AVLIC will not be able to process the transfer if the fund manager refuses.

SYSTEMATIC PROGRAMS

AVLIC  may  offer  systematic   programs  as  discussed   below.   Transfers  of
Accumulation Value made pursuant to these programs will be counted in determining whether the transfer fee applies. Lower minimum amounts may be allowed to transfer as part of a systematic program. All other normal transfer restrictions, as described above, apply. There is no separate charge for participation in these programs at this time.

PORTFOLIO REBALANCING. Under the Portfolio Rebalancing program, the Owner can instruct AVLIC to allocate Accumulation Value among the Subaccounts of the Account, on a systematic basis, in accordance with allocation instructions specified by the Owner. The Fixed Account can not be used in this program.

DOLLAR COST AVERAGING. Under the Dollar Cost Averaging program, the owner can instruct AVLIC to automatically transfer, on a systematic basis, a predetermined amount or percentage specified by the Owner from the Fixed Account or the Money Market Subaccount to any other Subaccount(s). Dollar cost averaging is permitted from the Fixed Account, if no more than 1/36th of the value of the Fixed Account at the time dollar cost averaging is established is transferred each month.

EARNINGS SWEEP. Permits systematic redistribution of earnings among Subaccounts.

The Owner can request participation in the available programs when purchasing the Policy or at a later date. The Owner can change the allocation percentage or discontinue any program by sending written notice or calling the Home Office. Other scheduled programs may be made available. AVLIC reserves the right to modify, suspend or terminate such programs at any time. Use of Systematic Programs may not be advantageous, and does not guarantee success.

OWNER INQUIRIES

Inquiries should be addressed to Ameritas Variable Life Insurance Company, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501 or made by calling 1-800-745-1112. All inquiries should include the policy number and the owner's name.

REFUND PRIVILEGE

The owner is given a period of time to examine a Policy and return it for a refund. The owner may cancel the Policy within the period of time stated on the policy form, which is 10 days after receipt of the Policy, unless state law requires a longer period of time. In states that permit it to do so, AVLIC will refund the Accumulation Value calculated on the date AVLIC receives the Policy and refund request. This amount may be more or less than the premium payments made. In other states, the refund is equal to the greater of the premiums paid or the premiums adjusted by investment gains and losses. All Individual Retirement Annuity or custodial IRA annuity refunds will be a return of premium payment. To cancel the Policy, the owner should return it to the selling agent, or to AVLIC at the Home Office. A refund, if the premium was paid by check, may be delayed until the check has cleared the owner's bank.

POLICY LOANS

After the first policy anniversary the Owner of a policy purchased in a 403(b) qualified plan may borrow up to the lesser of: $50,000 (including all loans outstanding during the preceding year); or 50% of the cash surrender value of the policy; or 50% of the present value of the non-forfeitable accrued benefits of the owner under the policy. One loan may be taken each year and the minimum initial loan amount is $2,500. The loans usually are funded within 7 days of the receipt of a written request. Any outstanding loan balance will be deducted from policy proceeds payable due to death, surrender, or upon annuitization.

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                                                            ANNUITY III-P    15

All loans must be repaid within five years with substantially level amortized payments made at least quarterly. Repayment for loans to purchase a dwelling to be used, within a reasonable time, as a residence may be made over a longer period. If any repayment due under the loan is unpaid for ninety (90) days, the balance will become due without notice. The loan will be repaid by deducting the balance and any applicable charges and taxes from the accumulation value.

The current loan interest rate will be 7.5% and is guaranteed not to exceed 8% per annum. When a loan is made, accumulation values equal to the amount of the loan will be transferred from the Account and/or Fixed Account to the General Account of AVLIC as security for the indebtedness. The Owner is currently earning 4.5% and is guaranteed to earn 3.5% on the amount securing the indebtedness. The accumulation values transferred out of the Account will be allocated among the subaccounts or Fixed Account as instructed by the Owner when the loan is requested. If no instructions are given, the amounts will be withdrawn in proportion to the various accumulation values in the subaccounts or the Fixed Account. Upon repayment of the loan, the transfers back into the Account or Fixed Account will be allocated in accordance with the allocation instructions in effect when the payments are made.

The loans to Owners of a policy purchased in 403(b) qualified plans will be considered distributions from the policy and subject to taxation unless the requirements of IRS Code Section 72(p), including repayment, are met. In addition policies purchased in plans subject to ERISA may be subject to ERISA requirements. AVLIC may refuse to make a loan which violates these requirements. AVLIC may be required to report the loan as income to the Owner if the loan violates the IRS requirements or is not repaid according to the IRS requirements and the loan terms. This provision is not available in all states.


CHARGES AND DEDUCTIONS

Charges will be deducted periodically from the accumulation value of the Policy to compensate AVLIC for, among other things: (1) issuing and administering the Policy; (2) assuming certain risks in connection with the Policy; and (3) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

No deductions are made from the premium payments before they are allocated to the Account or Fixed Account, unless taxes are imposed by state law upon the receipt of a premium payment. In that case AVLIC will deduct the premium tax due when the premiums are received. Other charges, such as transfer and contingent deferred sales charges, may be levied upon, respectively transfers or withdrawals or, in some cases, upon annuitization or withdrawals, as described more fully below.

ADMINISTRATIVE CHARGES

ANNUAL POLICY FEE. An annual policy fee of up to $40.00 (currently $36.00, $30.00 in North Dakota) is deducted from the accumulation value on the last valuation date of each policy year or upon a full withdrawal. This charge reimburses AVLIC for the administrative costs of maintaining the Policy on AVLIC's system. AVLIC currently waives this charge if the accumlation value of your policy is at least $50,000.

From time to time AVLIC may reduce the amount of the annual policy fee. AVLIC may do so when annuities are sold to individuals or a group of individuals in a manner that reduces the administrative costs of policy maintenance. AVLIC would consider such factors as: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of premium payments; and/or (d) other transactions where maintenance and/or administrative expenses are likely to be reduced.

Any elimination of the annual policy fee will not discriminate unfairly between Annuity purchasers. AVLIC will not make any changes to this charge where prohibited by law.

ADMINISTRATIVE FEE. A daily charge equal to an annual rate of .15% of the accumulation value is calculated. This charge is subtracted when determining the daily accumulation unit value. No administrative fee is imposed on the Fixed Account. This charge, which is guaranteed not to be increased, is designed to reimburse AVLIC for administrative expenses incurred in connection with issuing the Policies and ongoing administrative expenses incurred in connection with servicing and maintaining the Policies. These expenses include the cost of processing the application and premium payments, establishing policy records, processing and servicing owner transactions and policy changes, recordkeeping, preparing and mailing reports, processing death benefit claims and overhead.

AVLIC does not expect to make a profit on the charges for the annual policy and daily administrative fees.

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16     ANNUITY III-P

MORTALITY AND EXPENSE RISK CHARGE

AVLIC imposes a charge to compensate it for bearing certain mortality and expense risks under the Policies. For assuming these risks, AVLIC makes a daily charge equal to an annual rate of 1.25% of the value of the average daily net assets of the Separate Account. Of that amount, approximately .55% is charged to cover the mortality risks and .70% is charged to cover the expense risks assumed under the Policies. This charge is subtracted when determining the daily accumulation unit value. AVLIC guarantees that this charge will never increase. If this charge is insufficient to cover assumed risks, the loss will fall on AVLIC. Conversely, if the charge proves more than sufficient, any excess will be added to AVLIC's surplus. No mortality and risk expense charge is imposed on the Fixed Account.

The mortality risk borne by AVLIC under the Policies, assuming the selection of one of the forms of life annuities, is to make monthly annuity payments (determined in accordance with the annuity tables and other provisions contained in the Policies) regardless of how long all annuitants may live. This undertaking assures that neither an annuitant's own longevity, nor an improvement in life expectancy greater than expected, will have any adverse effect on the monthly annuity payments the annuitant will receive under the Policy. It therefore relieves the annuitant from the risk that he will outlive the funds accumulated for retirement. In addition, AVLIC bears a mortality risk under the Policies, regardless of the annuity option selected, in that it guarantees the purchase rates for the annuity income options available under the Policy and it guarantees the death benefit of the Policy prior to the annuity date to be the greater of the accumulation value or the premium payments made, or, where available, the Guaranteed Minimum Death Benefit. These risks are AVLIC's. The expense risk undertaken by AVLIC, with respect to the Separate Account, is that the deductions for administrative costs under the Policies may be insufficient to cover the actual future costs incurred by AVLIC for providing policy administration services.

If the contingent deferred sales charge on withdrawals is insufficient to cover the distribution expenses, the deficiency will be met from AVLIC's general account funds, including the amount derived from the charge levied for mortality and expense risks.

CONTINGENT DEFERRED SALES CHARGE

Since no deduction for a sales charge is made from the premium payment, unless waived, a contingent deferred sales charge is imposed on certain partial and full withdrawals and upon certain annuitizations to cover certain expenses relating to the distribution of the Policy, including commissions to registered representatives and other promotional expenses. No charge is assessed for the withdrawal, in a Policy Year, of the greater of 10% of the policy accumulation value or that portion of the accumulation value that exceeds the total premiums deposited. The contingent deferred sales charge is assessed only on premiums paid based upon the number of years since premiums withdrawn were paid, on a first paid, first withdrawn basis. The contingent deferred sales charge is a maximum of 6% of the premium payment withdrawn and grades to 0% after the seventh year after the withdrawn premiums were deposited.

Those annuitants whose policies have been in force for at least one year and meet certain conditions may make withdrawals without surrender charges. (See "Critical Needs Withdrawals," page 18).

Where a partial or full withdrawal is taken or amounts are applied under an annuity option, which are subject to a contingent deferred sales charge, the contingent deferred sales charge will be expressed as a percentage of the premium payments withdrawn or annuitized as follows:

              Year              %               Year               %

                1...............6                 5................4
                2...............6                 6................3
                3...............6                 7................2
                4...............5                 8+...............0


In the case of a partial withdrawal or annuitization, the contingent deferred sales charge will be deducted from the amounts remaining under the Policy. The charge will be allocated pro rata among the Subaccounts (or the Fixed Account) based on the accumulation value in each prior to the withdrawal or annuitization unless an owner requests a partial withdrawal or annuitization from particular Subaccounts or the Fixed Account in which case the charge will be allocated among those Subaccounts or the Fixed Account in the same manner as the withdrawal. A contingent deferred sales charge will not be assessed on premium payments withdrawn at least two years after deposit, if withdrawn and applied under annuity income option c or d. (See "Annuity Income Options," page 20)

Full or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request.

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                                                             ANNUITY III-P    17

TAXES

AVLIC will, where such taxes are imposed by state law of the Owner's residence as made known to AVLIC upon the receipt of a premium payment, deduct premium taxes. If instead, premium taxes are imposed upon annuitization or withdrawals by said state, AVLIC will deduct applicable premium taxes at that time. Applicable premium tax rates depend upon such factors as the owner's current state of residency, and the insurance laws and the status of AVLIC in states where premium taxes are incurred. Currently, premium taxes range from 0% to 3.5% of the premium paid. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts. The owner will be notified of any applicable premium taxes. Owners are responsible for informing AVLIC in writing of changes of residence.

Under present laws, AVLIC will incur state or local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant; thus, AVLIC is not currently making a charge. If they increase, however, AVLIC may make charges for such taxes. Such charges would be deducted from the accumulation unit value.

AVLIC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Policies. (See "Federal Tax Matters," page 23). Based upon these expectations, no charge is being made currently to the Separate Account for corporate federal income taxes which may be attributable to the Separate Account.

AVLIC will periodically review the question of a charge to the Separate Account for corporate federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes incurred by AVLIC. This might become necessary if the tax treatment of AVLIC is ultimately determined to be other than what AVLIC currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in AVLIC's tax status. In the event that AVLIC should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Policy, the accumulation unit value would be correspondingly adjusted by any provision or charge for such taxes.


FUND INVESTMENT ADVISORY FEES AND EXPENSES

Because the Account purchases shares of the Funds, the net assets of the Account will reflect the value of Funds' shares and, therefore, the investment advisory fees and other expenses incurred by the Funds. A complete description of the expenses and deductions from the Funds' portfolios is found in the Funds' prospectuses and Statements of Additional Information.

AVLIC may receive administrative fees from the investment advisers of certain funds.

DISTRIBUTIONS UNDER THE POLICY

FULL AND PARTIAL WITHDRAWALS

The owner may make elective and systematic partial withdrawals or a full withdrawal of the Policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living, by sending a written request on a form approved by AVLIC to AVLIC. The withdrawal right may be restricted by Section 403(b)(11) of the IRS Code and, should the withdrawal be an eligible rollover distribution from a qualified plan or an annuity in a 403(b) plan, it will be subject to a mandatory 20% withholding under the IRS Code unless the distribution is paid directly by AVLIC into an eligible retirement plan in a direct rollover. (See "Federal Tax Matters," page 23). No partial or full withdrawals may be made after the annuity date except as permitted under the particular annuity option. The amount available for full or partial withdrawal ("cash surrender value") is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any contingent deferred sales charge, any applicable premium taxes, and in the case of a full withdrawal, less the annual policy fee that would be due on the last valuation date of the policy year. The cash surrender value may be paid in a lump sum to the owner, or, if elected, all or any part may be paid out under an annuity income option. (See "Annuity Income Options," page 20).

CRITICAL NEEDS WITHDRAWALS

Annuitants whose policies have been in force for at least one year may, under certain conditions, make withdrawals without surrender charges. These conditions include: the annuitant must be 65 or younger when the policy was issued; the policy

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18     ANNUITY III-P
accumulation value must exceed $5,000; the annuitant must provide a medical doctor's verification of diagnosis of terminal illness with less than 12 months to live; or verification of 90 consecutive days of confinement in a medical facility for an approved medical reason; and no additional premium payments are made during the waiver period. The waiver of withdrawal charges during medical confinement will continue for 90 days after release. This waiver of withdrawal charges is not available in all states.

In the absence of specific direction from the owner, amounts will be withdrawn from the Subaccounts and the Fixed Account on a pro rata basis. Any partial withdrawal that would reduce the cash surrender value to less than $1000 will be considered a request for full withdrawal. Any partial annuitization will be allocated first to earnings and then to principal.

All withdrawals of amounts held in the Separate Account will be paid within seven days of receipt of written request, subject to postponement in certain circumstances. (See "Deferment of Payment," page 21). Payments under the Policy of any amounts derived from a premium paid by check may be delayed until such time as the check has cleared the payor's bank. If, at the time the owner makes a partial or full withdrawal request, he or she has not provided AVLIC with a written election not to have federal income taxes withheld, AVLIC must by law withhold such taxes from the taxable portion of any full or partial withdrawal and remit that amount to the federal government. At the owner's request, AVLIC will provide a form to request a withdrawal and to notify AVLIC of the owner's election whether to have federal income taxes withheld. Moreover, the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See "Federal Tax Matters - Taxation of Annuities in General," page
23).

Since the owner assumes the investment risk with respect to amounts held in the Separate Account and because certain withdrawals are subject to a contingent deferred sales charge, the total amount paid upon withdrawals under the Policy (taking into account any prior withdrawals) may be more or less than the premium payments made.


ANNUITY DATE

The owner may specify an annuity date by written request, which can be no later than the policy anniversary nearest annuitant's 85th birthday. The annuity date may be extended up to the policy anniversary nearest the annuitant's 95th birthday (90th birthday in Oregon) without AVLIC's prior approval. The 29th, 30th, or 31st day of any month may not be selected as the annuity date. If no annuity date is specified, the annuity date will be the later of the fifth policy anniversary date (Seventh policy anniversary date in Oregon) or the policy anniversary which is nearest the annuitant's 85th birthday. The annuity date is the date that annuity payments are scheduled to commence under the Policy, unless the Policy has been surrendered or an amount has been paid as proceeds to the annuitant's beneficiary prior to that date. In selecting an annuity date, the owner may wish to consider the applicability of a contingent deferred sales charge, which is imposed upon an annuitization prior to the third policy year following the premium payment where a life annuity is selected, and prior to the eighth policy year if any other annuity option is selected.

The owner may advance or defer the annuity date; however, the annuity date may not be advanced to a date prior to 30 days after the date a written request is received, or, without AVLIC's prior approval, deferred to a date beyond the policy anniversary date nearest the annuitant's 95th birthday. An annuity date may only be changed by written request during the annuitant's lifetime. Request must be received at AVLIC's Home Office at least 30 days before the then scheduled annuity date. The annuity date and annuity income options available for qualified contracts may also be controlled by endorsements, the plan or applicable law.

DEATH OF ANNUITANT PRIOR TO ANNUITY DATE

If the annuitant dies prior to the annuity date, an amount will be paid as proceeds to the annuitant's beneficiary. Upon receipt of satisfactory proof of death of the annuitant, the death benefit or, if applicable, the Guaranteed Minimum Death Benefit (GMDB), becomes payable. The death benefit will equal the greater of the accumulation value or total premiums paid less withdrawals, on the date satisfactory proof of death is received by AVLIC at its Home Office. The death benefit or, where applicable, the GMDB, is payable as a lump sum cash benefit or under one of the annuity income options. The owner may elect an annuity income option for the annuitant's beneficiary, or if no such election was made by the owner and a cash benefit has not been paid, the annuitant's beneficiary may make this election after the annuitant's death. Since "satisfactory proof of death" includes a "Claimant's Statement," which specifies how the annuitant's beneficiary wishes to receive the benefit (unless the owner previously selected an option), the amount of the death benefit will continue to reflect the investment performance of the Separate Account until that information is supplied to AVLIC. In order to take advantage of the favorable tax treatment accorded to receiving the death benefit as an annuity, the annuitant's beneficiary must elect to receive the benefits under an annuity option within 60 days "after the day on which such lump sum became payable," as defined in the Internal Revenue Code. The death benefit will be paid to the annuitant's beneficiary within seven days of when it becomes payable.

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                                                             ANNUITY III-P    19

GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER

This rider provides for payment of the GMDB in lieu of the death benefit payable prior to annuity date if the GMDB is greater than such death benefit payable prior to annuity date. The GMDB depends on the annuitant's issue age, and when the company receives satisfactory proof of death. The GMDB is calculated based upon the 7 year period in which satisfactory proof of death is received. Each 7 year period begins with a 7 year policy anniversary, i.e. the 7th, 14th, 21st, etc. policy anniversary. The GMDB applies only for annuitants who are issue age 0-70.

If satisfactory proof of the annuitant's death is received prior to the 7th policy anniversary, or after the policy anniversary nearest the annuitant's 85th birthday, the GMDB is zero, and the death benefit payable will equal the greater of the accumulation value, or total premiums paid less partial withdrawals, on the date satisfactory proof of death is received.

If satisfactory proof of the annuitant's death is received on or after the 7th policy anniversary and before the policy anniversary nearest the annuitant's 75th birthday, the GMDB is calculated based upon the greater of (i) and (ii), where (i) is the accumulation value as of the most recent 7 year policy anniversary and (ii) is the GMDB immediately preceding the most recent 7 year policy anniversary. The GMDB is increased by premiums paid since the most recent 7 year policy anniversary, decreased by any partial withdrawals and any partial withdrawal charges since the most recent 7 year policy anniversary, and decreased by an additional adjustment for each partial withdrawal made since the most recent 7 year policy anniversary. However, if satisfactory proof of the annuitant's death is received on or after the policy anniversary nearest the annuitant's 75th birthday and before the policy anniversary nearest the annuitant's 85th birthday, the most recent 7 year policy anniversary on or prior to the policy anniversary nearest the annuitant's 75th birthday will be used in determining the GMDB.

For annuitants Issue Age 68 to 70, the accumulation value as of the 7th policy anniversary will be used in calculating the GMDB prior to the policy anniversary nearest the annuitant's 85th birthday. For annuitants Issue Age 69 and 70, the references to "75th birthday" in the preceding paragraph should be replaced by "76th birthday" (when issue age is 69) and "77th birthday" (when issue age is 70).

There is no additional charge for this rider, and this rider may not be available in all states.

ELECTION OF ANNUITY INCOME OPTIONS

The amounts of any annuity payments payable will be based on the net cash surrender value as of the annuity date, and the annuity income option. The net cash surrender value is equal to the cash surrender value less any premium taxes, if applicable. Thereafter, the monthly annuity payment will not change, except in the event option (ai), Interest Payment, is elected in which case the payment will vary based on the rate of interest determined by AVLIC. All or part of the net cash surrender value may be placed under one or more annuity income options. If annuity payments are to be paid under more than one option, AVLIC must be told what part of the net cash surrender value is to be paid under each option.

The annuity income options are shown below. Election of an annuity income option must be made by written request to AVLIC at least thirty (30) days in advance of the annuity date. If no election is made, payments will be made beginning on the annuity date as an annuity under option c, as shown below. Subject to AVLIC's approval, the owner (or after the annuitant's death, the annuitant's beneficiary) may select any other annuity income option AVLIC then offers. Annuity income options are not available to: (1) an assignee; or (2) any other than a natural person except with AVLIC's consent. If an annuity option selected does not generate monthly payments of at least $20, AVLIC reserves the right to pay the net cash surrender value as a lump sum payment.

If an annuity income option is chosen which depends on the continuation of life of the annuitant or of a joint annuitant, proof of birth date may be required before annuity payments begin. For annuity income options involving life income, the actual age of the annuitant or joint annuitant will affect the amount of each payment. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment shall be greater. For annuity income options that do not involve life income, the length of the payment period will affect the amount of each payment, with the shorter the period, the greater the amount of each annuity payment.

ANNUITY INCOME OPTIONS

(ai) INTEREST PAYMENT. AVLIC will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by AVLIC.

(aii) DESIGNATED AMOUNT ANNUITY. Monthly annuity payments will be for a fixed amount. Payments continue until the amount AVLIC holds runs out.

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20     ANNUITY III-P

(b) DESIGNATED PERIOD ANNUITY. Monthly annuity payments are paid for a period certain, as the owner elects, up to 20 years.

(c) LIFE ANNUITY. Monthly annuity payments are paid for the life of an annuitant, ceasing with the last annuity payment due prior to his or her death. Variations provide for guaranteed payments for a period of time.

(d) JOINT AND LAST SURVIVOR ANNUITY. Monthly annuity payments are paid based on the lives of the two annuitants and thereafter for the life of the survivor, ceasing with the last annuity payment due prior to the survivor's death.

The rate of interest payable under options ai, aii or b will be guaranteed at 3% compounded yearly. Payments under options c and d will be based on the 1983 Table "a" Annuity Table at 3.5% interest. AVLIC may, at any time of election of an annuity income option, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables. These rates may be based on Annuity Tables which distinguish between males and females.

Under current administrative practice, AVLIC allows the beneficiary to transfer amounts applied under options ai, aii, and b to either option c or d after the annuity date. However, there is no guarantee that AVLIC will continue this practice which can be changed at any time at AVLIC's discretion.


ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

AVLIC reserves the right, subject to applicable law, and if necessary, after notice to and prior approval from the SEC and or state insurance authorities, to make additional Portfolios available to you. We may also eliminate, combine or substitute Subaccounts if, in our judgment, marketing needs, tax considerations, or investment conditions warrant. This may happen due to a change in law or a change in a Portfolio's investment objectives or restrictions, or for some other reason. AVLIC may operate the Separate Account as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AVLIC separate accounts. AVLIC may also transfer the assets of the Separate Account to another separate account.

If any of these substitutions or changes are made, AVLIC may by appropriate endorsement change the policy to reflect the substitution or change. In addition, AVLIC may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have voting rights as to the Separate Account.

You will be notified of any material change in the investment Policy of any Portfolio in which you have an interest.

DEFERMENT OF PAYMENT

Payment of any cash withdrawal or lump sum death benefit due from the Separate Account will occur within seven days from the date the amount becomes payable, except that AVLIC may be permitted to defer such payment if:


a) the New York Stock Exchange is closed other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

b)     the  SEC  by order permits the postponement for the protection of owners;
       or

c) an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the net assets of the Separate Account; or

d) surrenders or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request.



--------------------------------------------------------------------------------
                                                             ANNUITY III-P    21

GENERAL PROVISIONS


CONTROL OF POLICY

The owner is as shown in the application or subsequent written endorsement. Subject to the rights of any irrevocable beneficiary and any assignee of record, all rights, options, and privileges belong to the owner, if living; otherwise to the owner's designated beneficiary, if living; otherwise to the estate of the owner.

ANNUITANT'S BENEFICIARY

The owner may name both primary and contingent annuitant's beneficiaries. The annuitant's beneficiary(ies) and their designated class are specified in the application. Payments will be shared equally among beneficiaries of the same class unless otherwise stated. If a beneficiary dies before the annuitant, payments will be made to any surviving beneficiaries of the same class; otherwise to any beneficiary(ies) of the next class; otherwise to the owner; otherwise to the estate of the owner.

CHANGE OF BENEFICIARY

The owner may change the annuitant's beneficiary and owner's designated beneficiary by written request on a Change of Beneficiary form at any time during the annuitant's lifetime unless otherwise provided in the previous designation of beneficiary. AVLIC, at its option, may require that the Policy be returned to the Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at the Home Office. AVLIC will not be liable for any payment made or action taken before the change is recorded. No limit is placed on the number of changes that may be made.

CONTESTABILITY

Except for the "Misstatement of Age or Sex" provision, below, AVLIC cannot contest the validity of this Policy after the policy date.

MISSTATEMENT OF AGE OR SEX

AVLIC may require proof of age and sex before making annuity payments. If the age or sex of the annuitant and/or joint annuitant (if any) has been misstated, we will adjust the benefits and amounts payable under this Policy. If the misstatement of age or sex is not found until after the income payments have started:

1. If we made any overpayments, we will add interest at the rate of 6% per year compounded yearly and charge them against payments to be made in the future.

2. If we made underpayments, the balance due plus interest at the rate of 6% per year compounded yearly will be paid in a lump sum.


REPORTS AND RECORDS

AVLIC will maintain all records relating to the Separate Account and will mail the owner, at the last known address of record, within 30 days after each policy anniversary, an annual report which shows the current accumulation value as allocated among the Subaccounts or the Fixed Account, and charges made during the policy year. The owner may ask for more frequent reports, but except for the annual report, AVLIC reserves the right to charge a fee for each requested report. The owner will also be sent confirmations of transactions under the
Policy, such as the purchase payment and transfers and withdrawals. Quarterly statements are also mailed detailing Policy activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plan (such as a dollar cost averaging program, or payment made by automatic bank draft or salary reduction arrangement), the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to AVLIC immediately to assure proper crediting to the Policy. AVLIC will assume all transactions are accurately reported on quarterly statements unless AVLIC is otherwise notified within 30 days after receipt of the statement. A periodic report for the Fund and a list of the portfolio securities held in each portfolio of the Fund and any other information required by the 1940 Act will also be provided.

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22     ANNUITY III-P

FEDERAL TAX MATTERS


INTRODUCTION

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a contract. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon AVLIC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service.

No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws, other than premium taxes. (See "Taxes," 18).

Qualified policies are used by individuals in connection with retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 401, 403(a), 403(b), 408 or 457 of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the contributions, on the accumulation value, on annuity payments and on the economic benefit to the owner, the annuitant or the beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on AVLIC's tax status. In addition, certain requirements must be satisfied in purchasing a qualified policy in connection with a tax qualified plan in order to receive favorable tax treatment. With respect to qualified policies an endorsement of the policy and/or limitations or penalties imposed by the Code may impose limits on premiums, withdrawals, distributions or benefits, or on other provisions of the policies. Therefore, purchasers of qualified policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements and the tax treatment of the rights and benefits of a Policy. Section 403(b)(11) of the Code requires that no distribution attributable to salary deferred contributions may be made from a plan under Section 403(b) except after age 59-1/2, separation from service, death or disability, or in the case of hardship, except in a tax free exchange to another qualified contract. The following discussion assumes that qualified policies are purchased in connection with retirement plans that qualify for the special federal income tax treatment described above.


TAXATION OF ANNUITIES IN GENERAL

NONQUALIFIED POLICIES. The following discussion assumes that the Policy will qualify as an annuity policy for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. AVLIC believes that an annuity owner generally is not taxed on increases in the value of a Policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the accumulation value (i.e."withdrawals") or as annuity payments under the annuity income option elected. The exception to this rule is the treatment afforded to owners that are not natural persons. Generally, an owner of a Policy who is not a natural person must include in income any increase in the excess of the owner's cash value over the owner's "investment in the policy" during the taxable year, even if no distribution occurs. There are, however, exceptions to this rule which you may wish to discuss with your tax counsel. The following discussion applies to Policies owned by natural persons.

The taxable portion of a distribution (in the form of an annuity or lump sum payment) is taxed as ordinary income, subject to any income averaging rules applicable to taxpayers generally. For this purpose, a gift of the policy, the assignment, pledge, indirect loan, or agreement to assign or pledge or indirectly loan any portion of the accumulation value generally will be treated as a distribution.

Generally, in the case of a withdrawal under a nonqualified policy, amounts received are first treated as taxable income to the extent that the accumulation value immediately before the withdrawal exceeds the which are allocable to "investment in the policy" made after August 13, 1982 at that time. Any additional amount is not taxable. If a withdrawal is allocable to "investment in the policy" made prior to August 14, 1982, it is taxed under the "cost recovery rule" so that withdrawals are treated as a recovery of "investment in the policy" until such investment has been fully recovered. Thereafter, withdrawals are fully taxable as ordinary income. Where a policy contains "investment in the policy" both before and after the above referenced dates, special ordering rules apply.

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                                                             ANNUITY III-P    23

Although the tax consequences may vary depending on the annuity income option elected under the Policy, in general, only the portion of the annuity payment that represents the amount by which the accumulation value exceeds the "investment in the policy" will be taxed. For fixed annuity payments, in general, there is no tax on the amount of each payment which represents the same ratio that the "investment in the policy" bears to the total expected value of the annuity payment for the term of the payment; however, the remainder of each annuity payment is taxable. Any distribution received subsequent to the investment in the policy being recovered will be fully taxable.

In the case of a distribution pursuant to a nonqualified policy, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the owner is actual age 59-1/2, (2) made as a result of death or disability of the owner, (3) received in substantially equal payments as a life annuity subject to Internal Revenue Service requirements, including special "recapture" rules or (4) which are allocable to "investment in the policy" made prior to August 14, 1982.

QUALIFIED POLICIES. The rules governing the tax treatment of distributions under qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Generally, in the case of a distribution to a participant or beneficiary under a Policy purchased in connection with these plans, only the portion of the payment in excess of the "investment in the policy" allocated to that payment is subject to tax. The "investment in the policy" equals the portion of plan contributions invested in the Policy that was not excluded from the participant's gross income, and may be zero. In general, for allowed withdrawals prior to the annuity starting date, a ratable portion of the amount received is taxable, based on the ratio of the investment in the policy to the total Policy value. The amount excluded from a taxpayer's income will be limited to an aggregate cap equal to the investment in the policy. The taxable portion of annuity payments with annuity starting dates on or before November 18, 1996, is generally determined under rules similar to those applicable to annuity distributions from nonqualified policies. However, for annuity payments with annuity starting dates after November 18, 1996, annuitants must use a simplified method for determining the tax-free portion of annuity payments by dividing "investments in the policy" by the number of annuity payments set by tables in the Internal Revenue Code based on the age of the primary annuitant. This method does not apply if the annuitant is over age 75 and there are 5 or more years of guaranteed payments. For annuity payments based on the lives of more than one individual and that have annuity starting dates after December 31, 1997, annuitants must use the simplified method based on the combined ages of both the individuals when calculating the excludable portion of annuities based on the separate tables set forth in the Code for that purpose. In the case of an annuity that does not depend in whole or in part on the life expectancy of one or more individuals, the expected number of payments is the number of monthly annuity payments under the policy. However, special favorable tax treatment may be available for certain distributions (including lump sum distributions). Adverse tax consequences may result from excess contributions, distributions prior to age 59-1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in certain other circumstances.

Distributions from qualified plans are subject to specific tax withholding rules. "Eligible rollover distributions" from a qualified plan (other than IRAs of any type and 457 deferred compensation plans) or annuities used in 403(b) plans are subject to income tax withholding at a rate of 20% unless the Owner elects to have the distribution paid directly by AVLIC to an eligible retirement plan in a direct rollover. If the distribution is not an "eligible rollover distribution," it is generally subject to the same withholding rules as distributions from non-qualified policies. However, Section 457 non-qualified deferred compensation plan distributions are generally subject to withholding as wages.


DISTRIBUTION OF THE POLICIES

Ameritas Investment Corp. ("AIC"), a wholly owned subsidiary of AMAL Corporation and an affiliated company of AVLIC, will act as the principal underwriter of the Policies pursuant to an Underwriting Agreement between itself and AVLIC. AIC was organized under the laws of the State of Nebraska on December 29, 1983, and is a broker/dealer registered pursuant to the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold by individuals who are registered representatives of AIC and who are licensed as life insurance agents for AVLIC. AIC and AVLIC may authorize registered representatives of other registered broker/dealers to sell the Policies subject to applicable law.

Registered Representatives who sell the Policy will receive commissions based upon a commission schedule. After issuance of the Policy, commissions will equal, at most, 6.5% of premiums paid. Further, Registered Representatives who meet certain production standards may receive additional compensation, and managers receive override commissions with respect to the policies.

The gross variable annuity compensation received by AIC on AVLIC's variable annuities was $11,961,951 for 1997; $10,067,075 for 1996; and $6,896,847 for
1995.

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24     ANNUITY III-P

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

AVLIC holds the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the general account assets. AVLIC maintains records of all purchases and redemptions of the Funds' shares by each of the Subaccounts.


THIRD PARTY SERVICES

AVLIC is aware that certain third parties are offering investment advisory, asset allocation, money management and timing services in connection with the contracts. AVLIC does not engage any such third parties to offer such services of any type. In certain cases, AVLIC has agreed to honor transfer instructions from such services where it has received powers of attorney, in a form acceptable to it, from the contract owners participating in the service. Firms or persons offering such services do so independently from any agency relationship they may have with AVLIC for the sale of contracts. AVLIC takes no responsibility for the investment allocations and transfers transacted on a contract owner's behalf by such third parties or any investment allocation recommendations made by such parties. Contract owners should be aware that fees paid for such services are separate and in addition to fees paid under the contracts.

VOTING RIGHTS

To the extent required by law, the portfolio shares held in the Separate Account will be voted by AVLIC at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccount. The 1940 Act currently requires shareholder voting on matters such as the election of the Board of Trustees of the Funds, the approval of the investment advisory contract, changes in the fundamental investment policies of the Funds, and approval of the independent accountants. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, AVLIC determines that it is allowed to vote the portfolio shares in its own right, AVLIC may elect to do so.

The number of votes which are available to an owner will be calculated separately for each Subaccount of the Separate Account.

Prior to the annuity date, the owner holds a voting interest in each Subaccount to which the accumulation value is allocated.

The number of votes which are available to an owner will be determined by dividing the accumulation value attributable to a Subaccount by the net asset value per share of the applicable portfolio. In determining the number of votes, fractional shares will be recognized.

The number of votes of the portfolio which are available will be determined as of the date coincident with the date established by that portfolio for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Funds.

Shares of Funds as to which no timely instructions are received, or shares held by AVLIC as to which owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Policies participating in that Subaccount.

Each person having a voting interest in a Subaccount will receive proxy material, reports and other materials relating to the appropriate portfolio.

On and after the Annuity Date, there are no voting rights because amounts are no longer held in the Separate Account.


LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. AVLIC is not involved in any litigation that is of material importance in relation to its ability to meet its obligations

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                                                             ANNUITY III-P    25
under the Policies, or that relates to the Separate Account. AIC is not involved in any litigation that is of material importance in relation to its ability to perform under its underwriting agreement.


STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available that contains more details concerning the subjects discussed in this Prospectus. This can be obtained by writing to the address on the front or by calling 1-800-745-1112. The following is the Table of Contents for that Statement:


GENERAL INFORMATION AND HISTORY..............................         2
THE POLICY...................................................         2
GENERAL MATTERS..............................................         6
FEDERAL TAX MATTERS..........................................         7
DISTRIBUTION OF THE POLICY...................................         8
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS ......................         8
AVLIC .......................................................         8
STATE REGULATION.............................................         8
LEGAL MATTERS................................................         8
EXPERTS......................................................         8
OTHER INFORMATION............................................         9
FINANCIAL STATEMENTS.........................................         9


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26     ANNUITY III-P

APPENDIX A


                           QUALIFIED DISCLOSURES

                        *   Information Statement For:

                            408(b)  IRA Plans
                            408(k)  SEP IRA Plans
                            408(p)  SIMPLE IRA Plans
                            408A    Roth IRA Plans (when available)

                        *   Information Statement For:

                            401(a) Pension/Profit Sharing Plans
                            403(b) ERISA Plans
                            403(b) Tax Sheltered Annuity (TSA) Plans-Withdrawal
                                   Restrictions



                 Ameritas Variable Life Insurance Company Logo

If this annuity is being purchased as a qualified plan as defined under specified sections of the Internal Revenue Code, as purchaser (owner) or fiduciary of an Employee Benefit Plan purchasing the annuity, you should carefully review the Information Statement for your specific plan.

Depending on the type of plan, we are required to provide this disclosure to you to meet the requirements of the Internal Revenue Code ("Code") and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Acknowledgment of your receipt of the required disclosure is included within the application language above your signature.

                                Table of Contents

Information Statement

         408(b) Individual Retirement Annuity (IRA) Plans
         408(k) Simplified Employee Pension (SEP IRA) Plans
         408(p) Savings Incentive Match (SIMPLE IRA) Plans
         408A Roth IRA Plans  (when available).............................QD-1

Information Statement

         401(a) Pension/Profit Sharing Plans...............................QD-9
         403(b) ERISA Plans
         403(b) Tax Sheltered Annuity (TSA) Plans-Withdrawal Restrictions

Ameritas Variable Life     INFORMATION STATEMENT
Insurance Company Logo     408(B) INDIVIDUAL RETIREMENT ANNUITY (IRA) PLANS
                           408(K) SIMPLIFIED EMPLOYEE PENSION (SEP IRA) PLANS
                           408(P) SAVINGS INCENTIVE MATCH (SIMPLE IRA)
                           408A ROTH IRA (when available)
-------------------------------------------------------------------------------

For purchasers of a 408(b) Individual Retirement Annuity (IRA) Plan, 408(k) Simplified Employee Pension (SEP IRA) Plan, 408(p) Savings Incentive Match (SIMPLE IRA) Plan or a 408A Roth IRA (if available), please review the following:

PART 1.  PROCEDURE FOR REVOKING THE IRA PLAN:

After you establish an IRA Plan with Ameritas Variable Life Insurance Company (AVLIC), you are able to revoke your IRA within a limited time and receive a full refund of the initial premium paid, if any. The period for revocation will not be less than the legal minimum of seven (7) days following the date your IRA is established with AVLIC.

To revoke  your IRA,  you  should  send a signed  and dated  written  notice to:
Ameritas Variable Life Insurance Company, Policyholder Service Department, P.O. Box 82550, Lincoln, NE 68501.

If your IRA contract was delivered to you, the contract should accompany your notice of revocation. Your notice of revocation will be considered mailed on the date of the postmark (or certification or registration, if applicable), if sent by United States mail, properly addressed and by first class postage prepaid.

To obtain further information about the revocation procedure, contact your AVLIC Representative or call 1-800-745-1112.

PART II.  PROVISIONS OF THE IRA LAW:

AVLIC's OVERTURE ANNUITY III-P (Form 4786), can be used for a Regular IRA, a Rollover IRA, a Spousal IRA Arrangement, a Simplified Employee Pension Plan (SEP
IRA), a salary reduction Simplified Employee Pension Plan (SARSEP) or a SIMPLE IRA. A separate policy must be purchased for each individual under each plan. In addition, AVLIC's Overture Annuity III-P, at some point after December 31 1997, will be made available for use as a ROTH IRA. State income tax treatment of IRAs varies, so this disclosure only discusses the federal tax treatment of IRAs. Please discuss state income tax treatment of an IRA with your tax advisor.

While provisions of the IRA law are similar for all such plans, any major differences are set forth under the appropriate topics below.

ELIGIBILITY:

 REGULAR IRA PLAN: Any individual under age 70 1/2 and earning income from personal services, is eligible to establish an IRA Plan, although deductibility of the contributions is determined by adjusted gross income ("AGI") and whether the individual(or the individual's spouse) is an "active participant" in an employer sponsored retirement plan.

 ROLLOVER IRA: This is an IRA plan purchased with your distributions from another IRA (including a SEP IRA, SARSEP or SIMPLE IRA), a Section 401(a) Qualified Retirement Plan, or a Section 403(b) Tax Sheltered Annuity (TSA).

 Amounts transferred as Rollover Contributions are not taxable in the year of distribution (provided the rules for Rollover treatment are satisfied) and may or may not be subject to withholding. Rollover Contributions are not deductible.

 SPOUSAL IRA ARRANGEMENT: A Spousal IRA, consisting of a separate contract for each spouse, may be set up provided a joint return is filed, the "nonworking spouse" has less taxable compensation, if any, for the tax year than the working spouse, and is under age 70 1/2 at the end of the tax year.

 Divorced spouses can continue a spousal IRA or start a Regular IRA based on the standard IRA eligibility rules. All taxable alimony received by the divorced spouse under a decree of divorce or separate maintenance is treated as compensation for purposes of the IRA deduction limit.

 ROTH IRAS (WHEN  AVAILABLE):   A Roth IRA must be designated as such when it is
 established.

 1. A REGULAR ROTH IRA is a Roth IRA established to receive annual contributions and/or rollover contributions from other Roth IRAs where no portion of the rollover is attributable to an IRA other than a Roth IRA.

 2. A CONVERSION ROTH IRA is a Roth IRA established to receive rollovers or conversions from non-Roth IRAs and is limited to such contributions.

Roth IRAs are available beginning in 1998. Unlike Regular IRAs, contributions to a Roth IRA are not deductible for tax purposes. However, any gain accumulated in a Roth IRA may be nontaxable, depending upon how and when withdrawals are made. Eligibility to contribute to a Roth IRA (Regular, Spousal or Conversion) is subject to income and other limits. Unlike deductible IRAs, if eligible, you may contribute to a Roth IRA even after age 70 1/2.

 3. SPOUSAL ROTH IRA ARRANGEMENT: Beginning in 1998, a Spousal Roth IRA may be set up for a "non-working" spouse that has less taxable compensation, if any, for the tax year than the "working" spouse, regardless of age, provided the spouses file a joint tax return and subject to the adjusted gross income ("AGI") limits described in PART II, MAXIMUM CONTRIBUTIONS - SPOUSAL ROTH IRA ARRANGEMENT. Divorced spouses can continue a Spousal Roth IRA or start a Regular Roth IRA based on standard Roth IRA eligibility rules. Taxable alimony received by the divorced spouse under a decree of divorce or separate maintenance is treated as compensation for purposes of Roth IRA eligibility limits.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP IRA): An employee is eligible to participate in a SEP IRA Plan based on eligibility requirements set forth in form 5305-SEP or other plan document provided by the employer.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SARSEP): An employee is eligible to participate in a SARSEP plan based on eligibility requirements set forth in form 5305A-SEP or the plan document provided by the employer. New SARSEP plans may not be established after December 31, 1996. SARSEPs established prior to January 1, 1997, may continue to receive contributions after 1996, and new employees hired after 1996 are also permitted to participate in such plans.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES OF SMALL EMPLOYERS (SIMPLE IRA) : An employee is eligible to participate in a SIMPLE IRA Plan based on eligibility requirements set forth in Form 5304-SIMPLE or other plan document provided by the employer.
                                       QD-1                  IRA/SEP/SIMPLE/ROTH
                                                             ANNUITY III-P; 2/98

 NONTRANSFERABILITY: You may not transfer, assign or sell your IRA Plan (including a SIMPLE IRA, SEP IRA, SARSEP or Roth IRA) to anyone (except in the case of transfer incident to divorce).

 NONFORFEITABILITY: The value of your IRA Plan (all types included) belongs to you at all times, without risk of forfeiture.

 PREMIUM: The annual premium (if applicable) of your IRA Plan or Roth IRA may not exceed the lesser of $2,000, or 100% of compensation for the year (or for Spousal IRAs, or Spousal Roth IRAs, the combined compensation of the spouses reduced by any Roth IRA or deductible IRA contribution made by the "working" spouse). Any premium in excess of or in addition to $2,000 will be permitted only as a "Rollover Contribution" (or "Conversion" contribution to a Roth IRA). Your contribution must be made in cash. For IRAs established under SEP Plans (SEP IRAs), premiums are limited to the lesser of $30,000 or 15% of the first $150,000 of compensation (adjusted for cost of living increases). In addition, if the IRA is under a SARSEP established prior to January 1, 1997, annual premiums made by salary reduction are limited to $7,000 (adjusted for cost of living increases). Premiums under a SIMPLE IRA will be limited to permissible levels of annual employee elective contributions (up to $6,000 adjusted for cost of living increases) plus the applicable percentage of employer matching contributions (up to 3% of compensation but not in excess of $6,000, as adjusted) or of employer nonelective contributions (2% of compensation (subject to the cap under Code Section 401(a)(17) as indexed) for each eligible employee).

 MAXIMUM CONTRIBUTIONS:

REGULAR IRA PLAN: In any year that your annuity is maintained under the rules for a Regular IRA Plan, your maximum contribution is limited to 100% of your compensation or $2,000, whichever is less. Further, this is the maximum amount you may contribute to ALL IRAs in a year (including Roth IRAs, but not SIMPLE IRAs or Education IRAs). The amount of permissible contributions to your Regular IRA may or may not be deductible. Whether IRA contributions (other than Rollovers) are deductible depends on whether you (or your spouse, if married) are an active participant in an employer-sponsored retirement plan and whether your adjusted gross income ("AGI") is above the "phase-out level." Beginning for tax years after 1997, you will only be deemed to be an active participant because of your spouse's participation in an employer- sponsored plan, if your combined adjusted gross income exceeds $150,000. SEE PART III, DEDUCTIBLE IRA CONTRIBUTIONS.

ROLLOVER IRA: A Plan to Plan Rollover is a method for accomplishing continued tax deferral on otherwise taxable distributions from certain plans. Rollover contributions are not subject to the contribution limits on Regular IRA contributions, but also are not tax deductible.

   There are two ways to make a rollover to an IRA:

   (1) PARTICIPANT ROLLOVERS are available to participants, surviving spouses or former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans, TSAs or IRAs (including SEPs, SARSEPs, and SIMPLE IRAs). Participant Rollovers are accomplished by contributing part or all of the eligible amounts (which includes amounts withheld for federal income tax purposes) to your new IRA within 60 days following receipt of the distribution. IRA to IRA Rollovers are limited to one per distributing plan per 12 month period, while direct IRA to IRA transfers (where you do not directly receive a distribution) are not subject to this limitation. Distributions from a SIMPLE IRA may not be rolled over or transferred to an IRA (which isn't a SIMPLE IRA) during the 2 year period following the date you first participate in any SIMPLE Plan maintained by your employer.

   (2) DIRECT ROLLOVERS are available to participants, surviving spouses and former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans or TSAs. Direct Rollovers are made by instructing the plan trustee, custodian or issuer to pay the eligible portion of your distribution directly to the trustee, custodian or issuer of the receiving IRA. Direct Rollover amounts are not subject to mandatory federal income tax withholding.

        FOR RULES APPLICABLE TO ROLLOVERS OR TRANSFERS TO ROTH IRAS, SEE THE PARAGRAPHS ON REGULAR AND CONVERSION ROTH IRAS, BELOW.

Certain distributions are NOT considered to be eligible for Rollover and include: (1) distributions which are part of a series of substantially equal periodic payments (made at least annually) for 10 years or more; (2) distributions attributable to after-tax employee contributions to a 401(a) Qualified Retirement Plan or TSA; (3) required minimum distributions made during or after the year you reach age 70 1/2 or, if later and applicable, the year in which you retire; and (4) amounts in excess of the cash (except for certain loan offset amounts) or in excess of the proceeds from the sale of property distributed.

At the time of a Rollover, you must irrevocably designate in writing that the transfer is to be treated as a Rollover Contribution. Eligible amounts which are not rolled over are normally taxed as ordinary income in the year of distribution. If a Rollover Contribution is made to an IRA from a Qualified Retirement Plan, you may later be able to roll the value of the IRA into a new employer's plan PROVIDED YOU MAKE NO CONTRIBUTIONS TO THE IRA OTHER THAN FROM THE FIRST EMPLOYER'S PLAN. THIS IS KNOWN AS "CONDUIT IRA," AND YOU SHOULD DESIGNATE YOUR ANNUITY AS SUCH WHEN YOU COMPLETE YOUR APPLICATION.

SPOUSAL IRA ARRANGEMENT: In any year that your annuity is maintained under the rules for a Spousal IRA, the maximum combined contribution to the Spousal IRA and the "working" spouse's IRA for tax years after 1996, is the lesser of 100% of the combined compensation of both spouses which is includable in gross income (reduced by the amount of any contributions to a Roth IRA or the amount allowed as a deduction to the "working" spouse for contribution to his or her own IRA) or $4,000. No more than $2,000 may be contributed to either spouse's IRA.
Whether the contribution is deductible or non-deductible depends on whether either spouse is an "active participant" in an employer-sponsored retirement plan for the year, and whether the adjusted gross income of the couple is above the applicable phase-out level. (SEE PART III, DEDUCTIBLE IRA CONTRIBUTIONS).

The contribution limit for divorced spouses is the lesser of $2,000 or the total of the taxpayer's taxable compensation and alimony received for the year. (Married individuals who live apart for the entire year and who file separate tax returns are treated as if they are single when determining the maximum deductible contribution limits).

REGULAR ROTH IRA (WHEN AVAILABLE): The maximum total annual contribution an individual can make to all IRAs (including Roth IRAs, but not Education or SIMPLE IRAs) is the lesser of $2,000 or 100% of compensation. (This limit does not apply to rollover contributions). For Regular Roth IRAs (which are available beginning in the 1998 tax year) this $2,000 limitation is phased out for adjusted gross incomes between $150,000 and $160,000 for joint filers; between $95,000 and $110,000 for single taxpayers; and between $0 and $15,000 for married individuals who file a separate return. AGI for this purpose includes any deductible contribution to a Regular IRA, but does not include any amount included in income as a result of a rollover or conversion from a non-Roth IRA to a Conversion Roth IRA. Rollovers and transfers may also be made from one Regular Roth IRA to another. Such rollovers or transfers are generally subject to the same timing and frequency rules as apply to Participant Rollovers and transfers from one Regular or Rollover IRA to another. (SEE PART II, MAXIMUM
CONTRIBUTIONS: ROLLOVER IRA, ABOVE).

IRA/SEP/SIMPLE/ROTH                    QD-2
ANNUITY III-P; 2/98

CONVERSION ROTH IRA (WHEN AVAILABLE): Beginning in the 1998 tax year, rollovers or conversions may be made from non-Roth IRAs to a Conversion Roth IRA. To be eligible to make such a conversion or rollover from a non-Roth IRA, the taxpayer's adjusted gross income ("AGI") for the taxable year cannot exceed $100,000 (joint or individual) and he or she must not be married filing a separate tax return (unless the taxpayer lives apart from his of her spouse at all times during the year). A rollover from a non-Roth IRA to a Conversion Roth IRA does not count toward the limit of one rollover per IRA in any 12-month period under the normal rollover rules. Also, eligible rollover distributions received by you or your spouse from a qualified plan other than an IRA, may not be directly rolled over to a Roth IRA. However, you may be able to roll such a distribution over to a non-Roth IRA, then convert that IRA to a Conversion Roth IRA. Also if you are eligible to make a conversion, you may transfer amounts from most non-Roth IRAs (other than SIMPLE IRAs and Education IRAs). AGI for the purpose of determining eligibility to convert to a Roth IRA does not include any amount included in income as a result of a rollover or conversion from a non-Roth IRA to a Conversion IRA, but does include the amount of any deductible contribution made to a Regular IRA for the tax year.

SPOUSAL ROTH IRA ARRANGEMENT: Beginning in the 1998 tax year, if the "non-working" spouse's compensation is less than $2,000, the spouses file a joint tax return, and their combined AGI (unreduced by any deductible IRA contribution made for the year, but not including any amounts includible in income as a result of a conversion to a Roth IRA) is $150,000 or below, a contribution of up to $2,000 may be made to a separate Spousal Roth IRA in the name of the "non-working" spouse. The $2,000 limit is phased out proportionately between $150,000 and $160,000 of AGI (modified as described above). Spouses are not required to make equal contributions to both Roth IRAs; however no more than $2,000 may be contributed to the "working" or "non-working" spouse's Roth IRA for any year, and the total amount contributed annually to all IRAs (including both Roth and Regular IRAs, but not SIMPLE or Education IRAs) for both spouses cannot exceed $4,000. If the combined compensation of both spouses (reduced by any deductible IRA or Roth contributions made for the "working" spouse) is less than $4,000, the total contribution for all IRAs is limited to the total amount of the spouses' combined compensation. These limits do not apply to rollover contributions.

For divorced spouses, the contribution limit to a Roth IRA is the lesser of $2,000 or the total of the taxpayer's compensation and alimony received for the year, subject to the applicable phase-out limits for eligibility to make contributions to a Roth IRA. (Married individuals who live apart for the entire year and who file separate tax returns are treated as if they are single when determining the maximum contribution they are eligible to make in a Roth IRA).

SEP IRA PLAN: In any year that your annuity is maintained under the rules for a SEP Plan, the employer's maximum contribution is the lesser of $30,000 or 15% of your first $150,000 of compensation (adjusted for cost-of-living increases) or as changed under Section 415 of the Code. You may also be able to make contributions to your SEP IRA the same as you do to a Regular IRA; however, you will be considered an "active participant" for purposes of determining your deduction limit. In addition to the above limits, if your annuity is maintained under the rules for a SARSEP, the maximum amount of employee pre-tax contributions which can be made is $7,000 (adjusted for cost of living increases). After December 31, 1996, new SARSEP plans may not be established. Employees may, however, continue to make salary reductions to a SARSEP plan established prior to January 1, 1997. In addition, employees hired after December 31, 1996 may participate in SARSEP plans established by their employers prior to 1997.

SIMPLE IRA: Contributions to a SIMPLE IRA may not exceed the permissible amounts of employee elective contributions and required employer matching contributions or non-elective contributions. Annual employee elective contributions must be expressed as a percentage of compensation and may not exceed $6,000 (adjusted for cost of living increases). If an employer elects a matching contribution formula, it is generally required to match employee contributions dollar for dollar up to 3% of the employee's compensation for the year (but not in excess of $6,000 as adjusted for cost-of-living adjustments). An employer may elect a lower percentage match (but not below 1%) for a year, provided certain notice requirements are satisfied and the employer's election will not result in the matching percentage being lower than 3% in more than 2 of the 5 years in the 5-year period ending with that calendar year. Alternatively, an employer may elect to make non-elective contributions of 2% of compensation for all employees eligible to participate in the plan and who have at least $5,000 in compensation for the year. The employer must notify employees of this election within specified timeframes in advance of the plan year or election period. "Compensation" for purposes of the 2% non-elective contribution option may not exceed the limit on compensation under Code Section 401(a)(17) ($150,000, adjusted for cost of living increases).

DISTRIBUTIONS: Payments to you from your IRA Plan (other than a Roth IRA) must begin no later than the April 1 following the close of the calendar year in which you attain age 70 1/2, the Required Beginning Date (RBD). If you have not already withdrawn your entire balance by this date, you may elect to receive the entire value of your IRA Plan on or before the RBD in one lump sum; or arrange for an income to be paid over your lifetime, your expected lifetime, or over the lifetimes or expected lifetimes of you and your designated beneficiary. UNDER A ROTH IRA, YOU ARE NOT REQUIRED TO TAKE DISTRIBUTIONS WHILE YOU ARE LIVING, EVEN AFTER YOU REACH AGE 70 1/2.

RATE OF DISTRIBUTION: If you arrange for the value of your IRA Plan (other than a Roth IRA) to be paid to you as retirement income rather than as one lump sum, then you must abide by IRS rules governing how quickly the value of your IRA plan must be paid out to you. Generally, it is acceptable to have an insurance company annuity pay income to you for as long as you live, or for as long as you and your beneficiary live.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS OTHER THAN ROTH IRAS : Once you reach your RBD, you must withdraw a minimum amount each year or be subject to a 50% non-deductible excise tax on the difference between the minimum required distribution and the amount distributed. To determine the required minimum distribution, divide your entire interest in your IRA (as of December 31 of your age 70 1/2 year) by your life expectancy or the joint life expectancies of you and your designated beneficiary. Your single or joint life expectancy is determined by using IRS life expectancy tables. See IRS Publications 575 and 590.

Your life expectancy (and that of your spousal beneficiary, if applicable) will be recalculated annually, unless you irrevocably elect otherwise by the time distributions are required to begin. With the recalculation method, if a person whose life expectancy is recalculated dies, his or her life expectancy will be zero in all subsequent years. The life expectancy of a non-spouse beneficiary cannot be recalculated. Where life expectancy is not recalculated, it is reduced by one year for each year after your 70 1/2 year to determine the applicable remaining life expectancy. Also, if your benefit is payable in the form of a joint and survivor annuity, a larger minimum distribution amount may be required under IRS regulations, unless your spouse is the designated beneficiary.

                                                             IRA/SEP/SIMPLE/ROTH
                                                             ANNUITY III-P; 2/98

If you die after the RBD, amounts undistributed at your death must be distributed at least as rapidly as under the method being used to determine distributions at the time of your death. If you die before the RBD, your entire interest must generally be distributed by the end of the calendar year which contains the fifth anniversary of your death (the "five year payout rule"). However, if a beneficiary is designated, the beneficiary may elect to receive distributions over the life expectancy of the beneficiary if the beneficiary so elects by December 31 of the year following the year of your death. If the beneficiary fails to make an election, the entire benefit will be paid to the beneficiary under the "five year payout rule". Also, if the designated beneficiary is your spouse, the life annuity distribution must begin by the later of December 31 of the calendar year following the calendar year of your death or December 31 of the year in which you would have attained age 70 1/2. If your designated beneficiary is not your spouse, life annuity distributions must begin by December 31 of the year following your death. A surviving spouse may in the alternative elect to treat the policy as his or her own IRA. This election may be expressly made or will be deemed made if the spouse makes a regular IRA contribution to the policy, makes a rollover to or from the IRA, or fails to elect minimum distributions as described above.

ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS WHILE YOU ARE LIVING. As long as you are alive, you are not required to take distributions from a Roth IRA, even after you reach age 70 1/2.

ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS AFTER YOUR DEATH. Minimum distribution requirements apply to Roth IRAs only after you die. If you die after you have reached your Annuity Date, and have begun to receive distributions under an annuity option (not including an interest only option), the remaining portion of your policy interests will continue to be distributed to your designated beneficiary at least as rapidly as under the method being used prior to your death (provided such method satisfies the requirements of Code Section 408(b)(3), as modified by Code Section 408A(c)(5).

If you die before the Annuity Date or before distribution of your entire interest in the policy has been made or begun, your entire interest in your Roth IRA must be distributed by the end of the calendar year which contains the fifth anniversary of your death (the "five year payout rule"). However, if there is a designated beneficiary, he or she may elect to receive distributions over his or her life expectancy provided the election is made and distributions commence by December 31 of the year following the year of your death. If the beneficiary does not make this election, the entire benefit will be paid to him or her under the "five year payout rule". If your designated beneficiary is your surviving spouse, he or she may elect to delay distributions until the later of the end of the calendar year following the year in which you died or the end of the year in which you would have reach age 70 1/2. If your sole designated beneficiary is your surviving spouse, he or she may elect to treat the policy as his or her own Roth IRA by making an express election to do so, by making a regular Roth IRA contribution or rollover contribution (as applicable or as permissible) to the policy, or by failing to elect minimum distributions under the "five year payout rule" or the life annuity options discussed above.

Life expectancies will be determined by using IRS life expectancy tables. A surviving spouse's life expectancy will be recalculated annually, unless he or she irrevocably elects otherwise. Non-spousal beneficiary life expectancies will be determined using the beneficiary's attained age in the calendar year distributions are required to begin and reducing life expectancy by one for each year thereafter.

TAKING REQUIRED MINIMUM DISTRIBUTIONS FROM ONE IRA: If you are required to take minimum distributions from more than one IRA (either as owner of one or more Regular IRAs and/or as a beneficiary of one or more decedent's Roth IRAs or Regular IRAs), you may not have to take a minimum distribution from each IRA. (Regular and Roth IRAs are treated as different types of IRAs, so minimum distributions from a Roth IRA will not satisfy the minimum distributions required from a Regular IRA). Instead, you may be able to calculate the minimum distribution amount required for each IRA (considered to be of the same type) separately, add the relevant amounts and take the total required amount from one IRA or Roth IRA (as applicable). Because of this, AVLIC cannot monitor the required distribution amounts from AVLIC IRAs. Please check with your tax advisor to verify that you are receiving the proper amount from all of your IRAs.

PART III.  RESTRICTIONS AND TAX CONSIDERATIONS:

TIMING OF CONTRIBUTIONS: Once you establish an IRA, (including a Regular Roth or Spousal Roth IRA) contributions must be made by the due date, not including extensions, for filing your tax return. (Participant Rollovers must be made within 60 days of your receipt of the distribution.) A CONTRIBUTION MADE BETWEEN JANUARY 1 AND THE FILING DUE DATE FOR YOUR RETURN, MUST BE SUBMITTED WITH
WRITTEN DIRECTION THAT IT IS BEING MADE FOR THE PRIOR PLAN YEAR OR IT WILL BE TREATED AS MADE FOR THE CURRENT TAX YEAR. SEP IRA contributions must be made by the due date of the Employer's tax return (including extensions). SIMPLE IRA contributions, if permitted, must be made by the tax return due date for the employer (including extensions) for the year for which the contribution is made. Note, an employer is required to make SIMPLE plan contributions attributable to employee elective contributions as soon as it is administratively feasible to segregate these contributions from the employer's general assets, but in no event later than the 30th day of the month following the month in which the amounts would have otherwise been payable to the employee in cash.

TIMING OF ROTH IRA CONVERSIONS: Conversions from a non-Roth IRA to a Conversion Roth IRA for a tax year, MUST BE MADE BY DECEMBER 31 OF THAT YEAR. You DO NOT have until the due date of your tax return for a year to convert a Regular IRA to a Conversion Roth IRA for that tax year. For example, if you wish to convert a Regular IRA to a Conversion Roth IRA in 1998, the conversion must be completed by December 31, 1998, even though your tax return for 1998 may not be due until April 15, 1999.

DEDUCTIBLE IRA CONTRIBUTIONS: The amount of permissible contributions to your Regular IRA may or may not be deductible. FOR TAX YEARS BEGINNING BEFORE JANUARY 1, 1998, if you or your spouse are not active participants in an employer sponsored retirement plan, any permissible contribution you make to your IRA will be deductible. If you or your spouse are an active participant in an employer-sponsored retirement plan, the size of your deduction if any, will depend on your combined adjusted gross income (AGI). If your combined AGI is less than $40,000, and you file a joint tax return you can deduct your entire contribution. If you are single and your AGI is less than $25,000, you may also take a full deduction. For married couples filing joint returns, the deduction is phased out between $40,000 and $50,000. For single individuals, the deduction is phased out between $25,000 and $35,000. If you are married and covered by an employer plan, but file a separate tax return from your spouse, your deduction is phased out between $0 and $10,000 of AGI. If your AGI is not above the applicable phase out level, a minimum contribution of $200 is permitted regardless of whether the phase out rules provide for a lesser amount.

FOR TAX YEARS BEGINNING ON AND AFTER JANUARY 1, 1998, if you or your spouse are not an active participant in an employer sponsored retirement plan, any permissible contribution you make to your IRA (other than a Roth IRA) will be deductible. If you are not an active participant in an employer sponsored plan, but your spouse is an active participant, you may take a full deduction for your IRA contribution (other than to a Roth IRA) if your AGI is below $150,000; if you are not an active participant but your spouse is, the maximum deductible contribution for you is phased out at AGIs between $150,000 and $160,000. If you are an active participant in an employer sponsored requirement plan you may make deductible contributions if your AGI is below a threshold level of income. For single taxpayers and married taxpayers filing jointly the available deduction is reduced proportionately over a phaseout range.

IRA/SEP/SIMPLE/ROTH                    QD-4
ANNUITY III-P; 2/98

Active participants with income above the phaseout range are not entitled to an IRA deduction. Due to changes made by the Taxpayer Relief Act of 1997, the phaseout limits are scheduled to increase as follows:

                          Married filing                 Single/Head
Year                        Jointly                     of Household
---------------------------------------------------------------------------
                               AGI                           AGI

1998.....................$50,000 - $60,000............$30,000 - $40,000
1999.....................$51,000 - $61,000............$31,000 - $41,000
2000.....................$52,000 - $62,000............$32,000 - $42,000
2001.....................$53,000 - $63,000............$33,000 - $43,000
2002.....................$54,000 - $64,000............$34,000 - $44,000
2003.....................$60,000 - $70,000............$40,000 - $50,000
2004.....................$65,000 - $75,000............$45,000 - $55,000
2005.....................$70,000 - $80,000............$50,000 - $60,000
2006.....................$75,000 - $85,000............$50,000 - $60,000
2007 and thereafter......$80,000 - $100,000...........$50,000 - $60,000

You can elect to treat deductible contributions as non-deductible. SEP IRA, SARSEP SIMPLE IRA and Roth IRA contributions are not deductible by you.

Remember, except for rollovers, conversions or transfers, the maximum amount you may contribute to all IRAs (including Roth and Regular IRAs, but not SIMPLE IRAs or Education IRAs) for a calendar year is $2,000 or 100% of compensation, whichever is less.

NON-DEDUCTIBLE  REGULAR  IRA  CONTRIBUTIONS:  It is  possible  for  you to  make non-deductible contributions to your Regular IRA (not including SIMPLE IRAs) even if you are not eligible to make deductible contributions to a Regular IRA or non-deductible contributions to a Roth IRA for the year. The amount of non-deductible contributions you can make depends on the amount of deductible contributions you make. The sum of your non-deductible and deductible contributions for a year may not exceed the lesser of (1) $2,000 ($4,000 combined when a Spousal IRA is also involved), or (2) 100% of your compensation (or, if a Spousal IRA is involved, 100% of you and your spouse's combined compensation, reduced by the amount of any deductible IRA contribution and non-deductible Roth IRA contribution made by the "working" spouse). For plan years beginning on and after January 1, 1998, the sum of your annual non-deductible (including Roth IRA) and deductible contributions, other than when combined with a Spousal IRA or Spousal Roth IRA, may not exceed $2,000. IF YOU WISH TO MAKE A NON-DEDUCTIBLE CONTRIBUTION, YOU MUST REPORT THIS ON YOUR TAX RETURN BY FILING FORM 8606 (NON-DEDUCTIBLE IRA). REMEMBER, YOU ARE REQUIRED TO KEEP TRACK OF YOUR NON-DEDUCTIBLE CONTRIBUTIONS AS AVLIC DOES NOT KEEP A RECORD OF THESE FOR YOU. THIS INFORMATION WILL BE NECESSARY TO DOCUMENT THAT THE CONTRIBUTIONS WERE MADE ON A NON-DEDUCTIBLE BASIS AND THEREFORE, ARE NOT TAXABLE UPON DISTRIBUTION.

EFFECTS OF CONVERSION OF REGULAR IRA TO ROTH IRA: If you convert all or part of a non-Roth IRA to a Conversion Roth IRA, the amount taken out of the non-Roth IRA will be taxable as if it had been distributed to you in the year of conversion. If you made non-deductible contributions to any Regular IRA, part of the amount taken out of a Regular IRA for conversion will be taxable and part will be non-taxable. (Use IRS Form 8606 to determine how much of the withdrawal from your Regular IRA is taxable and how much is non-taxable). The taxable portion of the amount converted is includable in your income for the year of conversion. However, if the conversion takes place in 1998, one quarter of the taxable amount will be includable in your income in 1998 and in each of the next three years.

Amounts properly converted from a non-Roth IRA to a Roth IRA are not subject to the 10% early withdrawal penalty. However, if you make a conversion to a Roth IRA, but keep part of the money for any reason, that amount will be taxable in the year distributed from the non-Roth IRA and the taxable portion may be subject to the 10% early withdrawal penalty.

Roth IRAs are new and a number of ambiguities exist in the law. Also, at the time of drafting of this Information Statement, there is pending legislation which could dramatically change the tax treatment of conversions to and distributions from Roth IRAs retroactive to January 1, 1998. This Information Statement is based on AVLIC's interpretation of the law as it exists at the time of drafting. You should consult with your tax advisor to ensure that you receive the tax benefits you desire before you contribute to a Roth IRA, convert a non-Roth IRA to a Conversion Roth IRA or take distributions from a Roth IRA.

EXCESS CONTRIBUTIONS: There is a 6% IRS penalty tax on IRA contributions made in excess of permissible contributions. However, excess contributions made in one year may be applied against the contribution limits in a later year if the contributions in the later year are less than the limit. This penalty tax can be avoided if the excess amount, together with any earnings on it, is returned to you before the due date of your tax return for the year for which the excess amount was contributed. Any earnings so distributed will be taxable in the year for which the contribution was made and may be subject to the 10% premature distribution penalty tax (SEE PART III, PREMATURE IRA DISTRIBUTIONS). The 6% excess contribution penalty tax will apply to each year the excess amount remains in the IRA Plan, until it is removed either by having it returned to you or by making a reduced contribution in a subsequent year. To the extent an excess contribution is absorbed in a subsequent year by contributing less than the maximum deduction allowable for that year, the amount absorbed will be deductible in the year applied (provided you are eligible to take a deduction). If a taxpayer transfers amounts contributed for a tax year to a Regular IRA (and any earnings allocated to such amounts) to a Roth IRA by the due date for filing the return for such tax year (not including extensions), the amounts are not included in the taxpayer's gross income to the extent that no deduction was allowed for the contribution.

EXCESS CONTRIBUTIONS TO A CONVERSION ROTH IRA: If you are ineligible and convert a Regular IRA to a Conversion Roth IRA, all or a part of the amount you convert may be an excess contribution. (Examples may include conversions made when your Roth AGI exceeds $100,000 or because you fail to timely make the rollover contribution from the Regular IRA to the Conversion Roth IRA). You will have an excess contribution if the ineligible amounts you convert and the contributions you make to all your IRAs for the tax year exceed your IRA contribution limits for the year. To avoid the 6% excise tax on excess contributions, you must withdraw the excess contributions plus earnings before the due date of your tax return.

In  addition,   an  ineligible   conversion  may  have  other   significant  tax
consequences to the extent conversion amounts are treated as excess contributions. First, distributions from the Regular IRA will not be eligible for the special tax treatment which applies to conversions. For example, if an ineligible conversion is made in 1998, the amounts ineligible for conversion will not be eligible to be spread over four years for income tax purposes and to the extent taxable, may be subject to the 10% premature distribution penalty. Second, even though you must remove the excess contributions from the Roth Conversion IRA, you may not be able to return these amounts to your Regular IRA. Therefore, you may lose future tax-deferred growth on amounts you incorrectly convert.

                                       QD-5                  IRA/SEP/SIMPLE/ROTH
                                                             ANNUITY III-P; 2/98

LOANS AND PROHIBITED TRANSACTIONS: You may not borrow from your IRA Plan (including Roth IRAs) or pledge it as security for a loan. This would disqualify your entire IRA Plan, and its full value(or taxable portions of your Roth IRA or non-deductible Regular IRA) would be includable in your taxable income in the year of violation. This amount would also be subject to the 10% penalty tax on premature distributions. Your IRA Plan will similarly be disqualified if you or your beneficiary engage in any transaction prohibited by Section 4975 of the Internal Revenue Code.

TAXABILITY OF REGULAR IRA DISTRIBUTIONS: Any cash distribution from your IRA Plan, other than a Roth IRA, is normally taxable as ordinary income. All IRAs of an individual are treated as one contract. All distributions during a taxable year are treated as one distribution; and the value of the contract, income on the contract, and investment in the contract is computed as of the close of the calendar year with or within which the taxable year ends. If an individual withdraws an amount from an IRA during a taxable year and the individual has previously made both deductible and non-deductible IRA contributions, the amount excludable from income for the taxable year is the portion of the amount withdrawn which bears the same ratio to the amount withdrawn for the taxable year as the individual's aggregate non-deductible IRA contributions bear to the balance of all IRAs of the individual.

TAXABILITY OF ROTH IRA DISTRIBUTIONS: "Qualified distributions" from a Roth IRA are not included in the taxpayer's gross income and are not subject to the additional ten percent (10%) early withdrawal penalty tax. To be a "qualified distribution," the distribution must satisfy a five-year holding period and meet one of the following four requirements: (1) be made on or after the date on which the individual attains age 59 1/2; (2) be made to a beneficiary or the individual's estate on or after the individual's death; (3) be attributable to the individual being disabled; or (4) be a distribution to pay for a "qualified" first-time home purchase (up to a lifetime limit of $10,000). In the case of a rollover or conversion from a Regular IRA to a Conversion Roth IRA, the five-year holding period for escaping inclusion in income begins with the first day of the tax year in which the most recent rollover or conversion contribution is made to the Conversion Roth IRA. For a Regular Roth IRA, the five-year holding period begins with the first day of the year you made any contributions to a Regular Roth IRA.

If a distribution from a Roth IRA is not a qualified distribution and it includes earnings, the earnings distributed are includable in taxable income and may be subject to the 10% premature distribution penalty. (SEE PART III, PREMATURE IRA DISTRIBUTIONS).

Unlike Regular IRAs, distributions from Roth IRAs come first from contributions and converted amounts and last from earnings. Generally, all Roth IRAs (both Regular Roth IRAs and Conversion Roth IRAs) must be treated as one for purposes of determining the taxation of distributions. However, in some circumstances, one or more Roth IRAs may have to be treated separately.

You should be aware that Congress has before it legislation that would substantially revise these rules. To ensure that you receive the tax result you desire, you should consult with your tax advisor before taking a distribution from a Roth IRA.

LUMP SUM DISTRIBUTION: If you decide to receive the entire value of your IRA Plan in one lump sum, the full amount is taxable when received (except as to non-deductible contributions or "qualified distributions" from a Roth IRA), and is not eligible for the special tax rules on lump sum distributions which are used with other types of Qualified Retirement Plans.

PREMATURE IRA DISTRIBUTIONS: There is a 10% penalty tax on taxable amounts distributed from your IRA (including the taxable portion of any non-qualified distributions from a Roth IRA) prior to the attainment of age 59 1/2, except for: (1) distributions made to a beneficiary on or after the owner's death; (2) distributions attributable to the owner's being disabled as defined in Code
Section 72(m)(7); (3) distributions that are part of a series of substantially equal periodic payments (made at least annually) for the life of the annuitant or the joint lives of the annuitant and his or her beneficiary; (4) distributions made on or after January 1, 1997 for medical expenses which exceed 7.5% of the annuitant's adjusted gross income; (5) distributions made on or after January 1, 1997, to purchase health insurance for the individual and/or his or her spouse and dependents if he or she: (a) has received unemployment compensation for 12 consecutive weeks or more; (b) the distributions are made during the tax year that the unemployment compensation is paid or the following tax year; and (c) the individual has not been re-employed for 60 days or more;
(6) distributions made on or after January 1, 1998 for certain qualified higher education expenses of the taxpayer, the taxpayer's spouse, or any child or grandchild of the taxpayer or the taxpayer's spouse; or (7) qualified first-time home buyer distributions made on or after January 1, 1998 (up to a lifetime maximum of $10,000) used within 120 days of withdrawal to buy, build or rebuild a first home that is the principal residence of the individual, his or her spouse, or any child, grandchild, or ancestor of the individual or spouse. The part of a distribution attributable to non-deductible contributions is not includable in income and is not subject to the 10% penalty. In addition, distributions from a SIMPLE Plan during the two-year period beginning on the date the employee first participated in the employer's SIMPLE Plan will be subject to a 25% (rather than 10%) premature distribution penalty tax. Distributions from a Roth IRA made before the expiration of the applicable 5 year holding period (SEE TAXABILITY OF ROTH IRA DISTRIBUTIONS) are not treated as qualified distributions and are subject to the 10% penalty tax to the extent they are includable in taxable income.

MINIMUM REQUIRED DISTRIBUTIONS: SEE PART II, MINIMUM DISTRIBUTIONS FOR IRAS OTHER THAN ROTH IRAS and ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS. If a minimum distribution is not made from your IRA (including a Roth IRA) for a tax year in which it is required, the excess, in any taxable year, of the amount that should have been distributed over the amount that was actually distributed is subject to an excise tax of 50%.

GIFT AND ESTATE TAX CONSEQUENCES: The designation of a beneficiary to receive funds from a Regular or a Roth IRA is not considered a transfer subject to federal gift taxes. However, funds remaining in your IRA (Regular or Roth) at the time of your death are includable in your federal gross estate for tax purposes.

MAXIMUM DISTRIBUTIONS: The Taxpayer Relief Act of 1997 repealed both the 15% excess accumulation estate tax and excess distribution excise tax which previously applied to excess retirement plan accumulations at death and excess lifetime retirement plan distributions. These rules are repealed for plan distributions made and decedents who die after December 31, 1996.

TAX FILING-REGULAR IRAS: You are not required to file a special IRA tax form for any taxable year (1) for which no penalty tax is imposed with respect to the IRA Plan, and (2) in which the only activities engaged in, with respect to the IRA Plan, are making deductible contributions and receiving permissible distributions. Information regarding such contributions or distributions will be included on your regular Form 1040. In some years, you may be required to file Form 5329 and/or Form 8606 in connection with your Regular IRA. Form 5329 is filed as an attachment to Form 1040 or 1040A for any tax year that special penalty taxes apply to your IRA. If you make non-deductible contributions to a regular IRA, you must designate those contributions as non-deductible on Form 8606 and attach it to your Form 1040 or 1040A. There is a $100 penalty each time you overstate the amount of your non-deductible contributions unless you can prove the overstatement was due to reasonable cause. Additional information is required on Form 8606 in years you receive a distribution from a Regular IRA. There is a $50 penalty for each failure to file a required Form 8606 unless you can prove the failure was due to reasonable cause. For further information, consult the instructions for Form 5329 (Additional Taxes Attributable to Qualified Retirement Plans (including IRAs), Annuities, and Modified Endowment Contracts), Form 8606 and IRS Publication 590.

IRA/SEP/SIMPLE/ROTH                    QD-6
ANNUITY III-P; 2/98

TAX FILING-ROTH IRA: It is your responsibility to keep records of your contributions to a Roth IRA and to file any income tax forms the Internal Revenue Service may require of you as a Roth IRA owner. You may need this information to calculate your taxable income when distributions from the Roth IRA begin.

TAX ADVICE: AVLIC is providing this general information as required by regulations issued under the Internal Revenue Code and assumes no responsibility for its application to your particular tax situation. Please consult your personal tax advisor regarding specific questions you may have.

With respect to ROTH IRAS, you should be aware that Congress has before it legislation that would substantially revise the rules relating to distributions from and conversions to Roth IRAs which may apply retroactive to January 1, 1998. Because of this, you should consult with a tax advisor prior to establishing, making contributions to, or taking distributions from a Roth IRA, to ensure that you receive the tax result you anticipate.

ADDITIONAL INFORMATION: You may obtain more information about IRA Plans from any district office of the IRS and IRS Publication 590.

PART IV.  STATUS OF AMERITAS IRA PLAN:

INTERNAL REVENUE SERVICE APPROVAL LETTER: AVLIC has received approval from the Internal Revenue Service as to the form of OVERTURE ANNUITY III-P (Form 4786), for use in funding Regular IRA plans. It has also been approved as to form for use in funding a SIMPLE IRA. It has not, however, been submitted to the IRS for approval of its use as a Roth IRA, but it is expected that it will be in due course. You may be required to accept a revised Roth IRA endorsement if the IRS requires changes to your issued Roth IRA endorsement during the IRS approval process. Such approval, when received, is a determination only as to the form of the Annuity Contract, and does not represent a determination of the merits of the annuity.

PART V.  FINANCIAL DISCLOSURE:

The following is a general description and required financial disclosure information for the variable annuity product, OVERTURE ANNUITY III-P (Form 4786) offered by AVLIC, hereafter referred to as the policy.

In order for you to achieve your retirement objectives, you should be prepared to make your IRA Plan a long term savings program. An IRA is not suited to short-term savings, nor was it intended to be by Congress, as indicated by the general rule that penalties apply to withdrawals before age 59 1/2, subject to certain exceptions (see PART III; PREMATURE IRA DISTRIBUTIONS). However, you should be aware of the values in your IRA Plan during the early years as well as at retirement.

Prior to the annuity date, the policy allows you to accumulate funds based on the investment experience of the assets underlying the policy in the Separate Account or the Fixed Account. Currently, the assets which underlie the Separate Account are invested exclusively in shares of mutual funds, the "Funds", managed or administered by several fund managers. Each of the Subaccounts of the Separate Account invest solely in the corresponding portfolio of the Funds. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives which are described in the accompanying prospectus for the Funds which you would have received when making the purchase of your annuity. The accumulation value of your IRA Plan allocated to the Separate Account will vary in accordance with the investment performance of the Subaccounts you selected. Therefore, for assets in the Separate Account, you bear the entire investment risk prior to the annuity date.

Premium payments and subsequent allocations to the Fixed Account are placed in the general account of AVLIC which supports insurance and annuity obligations. Policyowners are paid interest on the amounts placed in the Fixed Account at guaranteed rates (3.5%) or at higher rates declared by AVLIC.

ACCUMULATION VALUE: On the effective date, the accumulation value of the policy is equal to the premium received, reduced by any applicable premium taxes. Thereafter, the accumulation value of the policy is determined as of the close of trading on the New York Stock Exchange on each valuation date by multiplying the number of accumulation units for each Subaccount credited to the policy by the current value of an accumulation unit for each Subaccount, and by adding the amount deposited in the Fixed Account, plus interest. The current value of an accumulation unit reflects the increase or decrease in value due to investment results of the Subaccount and certain charges, as described below. The number of accumulation units credited to the policy is decreased by any annual policy fee, any withdrawals and any charges upon withdrawal and, upon annuitization, any applicable premium taxes and charges.

A valuation period is the period between successive valuation dates. It begins at the close of trading on the New York Stock Exchange on each valuation date and ends at the close of trading on the next succeeding valuation date. A valuation date is each day that the New York Stock Exchange is open for business.

The accumulation value is expected to change from valuation period to valuation period, reflecting the net investment experience of the selected portfolios of the Funds, interest earned in the Fixed Account, additional premium payments, partial withdrawals, as well as the deduction of any applicable charges under the policy. GROWTH IN THE ACCUMULATION VALUE BASED ON INVESTMENTS IN THE SEPARATE ACCOUNT IS NEITHER GUARANTEED NOR PROJECTED.

VALUE OF ACCUMULATION UNITS: The accumulation units of each Subaccount are valued separately. The value of an accumulation unit may change each valuation period according to the net investment performance of the shares purchased by each Subaccount and the daily charge under the policy for mortality and expense risks, any daily administrative fee, and if applicable, any federal and state income tax charges.

CASH SURRENDER VALUE: The amount available for full or partial withdrawal, which is the accumulation value less any contingent deferred sales charge, any applicable premium taxes, and, in the case of a full withdrawal, the annual policy fee.

ANNUAL POLICY FEE: An annual policy fee of $36, $30 in North Dakota, is deducted from the accumulation value on the last valuation date of each policy year and on a full withdrawal if between policy anniversaries. This charge reimburses AVLIC for the administrative costs of maintaining the policy on AVLIC's system. This charge may be increased to a maximum of $40 and may be reduced or eliminated. AVLIC currently waives this charge if the accumulation value of your policy is at least $50,000.

DAILY ADMINISTRATIVE FEE: A daily charge at an annual rate of .15% of the accumulation value. This charge is subtracted when determining the daily accumulation unit value. This charge, which is guaranteed not to be increased, is designed to reimburse AVLIC for administrative expenses incurred in connection with issuing the policy and ongoing administrative expenses incurred in connection with servicing and maintaining the policies. These expenses include the cost of processing the application and premium payment, establishing policy records, processing and servicing owner transactions and policy changes, recordkeeping, preparing and mailing reports, processing death benefit claims, and overhead costs.

                                       QD-7                 IRA/SEP/SIMPLE/ROTH
                                                            ANNUITY III-P; 2/98

MORTALITY AND EXPENSE RISK CHARGE: AVLIC imposes a charge to compensate it for bearing certain mortality and expense risks under the policies. For assuming these risks, AVLIC makes a daily charge equal to an annual rate of 1.25% of the value of the average daily net assets of the Account. This charge is subtracted when determining the daily accumulation unit value. AVLIC guarantees that this charge will never increase. If this charge is insufficient to cover assumed risks, the loss will fall on AVLIC. Conversely, if the charge proves more than sufficient, any excess will be added to AVLIC's surplus. No mortality and expense risk charge is imposed on the Fixed Account.

TAXES: AVLIC will, where such taxes are imposed by state law upon the receipt of a premium payment, deduct premium taxes. If premium taxes are imposed upon annuitization, AVLIC will deduct applicable premium taxes at that time. Applicable premium tax rates depend upon such factors as the policyowner's current state of residency, and the insurance laws and the status of AVLIC in states where premium taxes are incurred. Currently, premium taxes range from 0% to 3.5% of the premium paid. Applicable premium tax rates are subject to change by legislation, administrative interpretations, or judicial acts. The owner will be notified of any applicable premium taxes.

PARTIAL AND FULL WITHDRAWALS: The owner may make a partial or a full withdrawal of the policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living, by sending a written request to AVLIC. Partial withdrawals may be either systematic or elective. Systematic withdrawals provide for an automatic withdrawal, whereas, each elective withdrawal must be elected by the owner.
Systematic partial withdrawals are available on a monthly, quarterly, semi-annual or annual mode. This withdrawal right may be restricted by Section 403(b)(11) of the Internal Revenue Code if the annuity is used in connection with a Section 403(b) retirement plan. No partial or full withdrawals may be made after the annuity date except as permitted under the particular annuity option. The amount available for a full or partial withdrawal (cash surrender value) is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any contingent deferred sales charge, any applicable premium taxes, and in the case of a full withdrawal, less the annual policy fee that would be due on the last valuation date of the policy year. The cash surrender value may be paid in a lump sum to the owner, or, if elected, all or any part may be paid out under an annuity income option.

CONTINGENT DEFERRED SALES CHARGE: Since no deduction for a sales charge is made from the premium payment, a contingent deferred sales charge is imposed on certain partial and full withdrawals, and upon certain annuitizations to cover certain expenses relating to the distribution of the policies, including commissions to registered representatives and other promotional expenses.

Total withdrawals in a policy year which exceed the greater of: 1) 10% of the accumulation value at the time of the withdrawal, or 2) any portion of the accumulation value which exceeds the total premium deposit will be subject to a contingent deferred sales charge (withdrawal charge). Contingent deferred sales charges are assessed only on premiums paid based upon the number of years since the policy year in which the premiums withdrawn were paid, on a first-paid, first-withdrawn basis.

Where a partial or full withdrawal is taken or amounts are applied under an annuity option, the amount withdrawn or annuitized (less any amount entitled to the free withdrawal) will be subject to a contingent deferred sales charge expressed in the following manner:

The charge will be a percentage of the premium payments withdrawn or annuitized.

            CHARGE AS A % OF                        YEARS SINCE RECEIPT OF
          EACH PREMIUM PAYMENT                       EACH PREMIUM PAYMENT

                    6                                         1
                    6                                         2
                    6                                         3
                    5                                         4
                    4                                         5
                    3                                         6
                    2                                         7
                    0                                         8+


In the case of a partial withdrawal or annuitization, the contingent deferred sales charge will be deducted from the amounts remaining under the policy. The charge will be allocated pro rata among the Subaccounts or the Fixed Account based on the accumulation value in each prior to the withdrawal or annuitization unless an owner requests a partial withdrawal or annuitization from particular Subaccounts or the Fixed Account, in which case the charge will be allocated among those Subaccounts or the Fixed Account in the same manner as the withdrawal. In the case of a full withdrawal or annuitization, the contingent deferred sales charge is deducted from the amount paid to the owner. Contingent deferred sales charges will not be imposed on certain withdrawals if the amounts withdrawn are applied under annuity income option c or d.

SALES COMMISSIONS: No deductions are made from the premium payments for sales charges. Compensation to the sales force is a maximum 6.5% based on premiums paid. To offset the costs of compensation and distribution expenses, a contingent deferred sales charge as described above is imposed on certain partial and full withdrawals.

                                       QD-8                  IRA/SEP/SIMPLE/ROTH
                                                             ANNUITY III-P; 2/98

Ameritas Variable Life     EMPLOYEE BENEFIT PLAN
Insurance Company Logo     INFORMATION STATEMENT
                              401(A) PENSION/PROFIT SHARING PLANS
                              403(B) ERISA PLANS
--------------------------------------------------------------------------------

For purchasers of a 401(a) Pension/Profit Sharing Plan, or 403(b) ERISA Plan, the purpose of this statement is to inform you as an independent Fiduciary of the Employee Benefit Plan, of the Sales Representative's relationship to and compensation from Ameritas Variable Life Insurance Company (AVLIC), as well as to describe certain fees and charges under the OVERTURE ANNUITY III-P Policy being purchased from the Sales Representative.

The Sales Representative is appointed with AVLIC as its Sales Representative and is a Securities Registered Representative. In this position, the Sales Representative is employed to procure and submit to AVLIC applications for contracts, including applications for OVERTURE ANNUITY III-P.

COMMISSIONS, FEES AND CHARGES

The following commissions, fees and charges apply to OVERTURE ANNUITY III-P (policy):

SALES COMMISSION: No deductions are made from the premium payments for sales charges. Compensation to the Sales Representative's Broker/Dealer is a maximum of up to 6.5% based on premiums paid. To offset the costs of compensation and distribution expenses, a contingent deferred sales charge as described below is imposed on certain partial and full withdrawals.

ANNUAL POLICY FEE: An annual policy fee of $36, $30 in North Dakota, is deducted from the accumulation value in the policy on the last valuation date of each policy year or on a full withdrawal if between policy anniversaries. This charge reimburses AVLIC for the administrative costs of maintaining the policy on AVLIC's system. This charge may be increased to a maximum of $40 and may be reduced or eliminated. AVLIC currently waives this charge if the accumulation value of your policy is at least $50,000.

DAILY ADMINISTRATIVE FEE: The administrative fee is a daily charge at an annual rate of .15% of the accumulation value. This charge is subtracted when determining the daily accumulation unit value. This charge is guaranteed not to increase and is designed to reimburse AVLIC for administrative expenses of issuing, servicing and maintaining the policies. AVLIC does not expect to make a profit on either of these fees.

MORTALITY AND EXPENSE RISK CHARGE: AVLIC imposes a charge to compensate it for bearing certain mortality and expense risks under the policies. AVLIC makes a daily charge equal to an annual rate of 1.25% of the value of the average daily net assets of the Account under the policies. This charge is subtracted when determining the daily accumulation unit value. AVLIC guarantees that this charge will never increase. If this charge is insufficient to cover assumed risks, the loss will fall on AVLIC. Conversely, if the charge proves more than sufficient, any excess will be added to AVLIC's surplus. No mortality and expense risk charge is imposed on the Fixed Account.

PARTIAL AND FULL WITHDRAWALS: The policyowner may make a partial or a full withdrawal of the policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living by sending a written request to AVLIC. Partial withdrawals may be either systematic or elective. Systematic withdrawals provide for an automatic withdrawal, whereas, each elective withdrawal must be elected by the owner. Systematic partial withdrawals are available on a monthly, quarterly, semi-annual or annual mode. No partial or full withdrawals may be made after the annuity date except as permitted under the particular annuity option. The amount available for partial or full withdrawal (cash surrender value) is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any contingent deferred sales charge, any applicable premium taxes, and in the case of a full withdrawal, the annual policy fee that would be due on the last valuation date of the policy year. The cash surrender value may be paid in a lump sum to the owner, or if elected, all or any part may be paid out under an annuity income option.

CONTINGENT DEFERRED SALES CHARGE: Since no deduction for a sales charge is made from the premium payment(s), a contingent deferred sales charge is imposed unless waived on certain partial and full withdrawals, and upon certain annuitizations to cover expenses relating to Registered Representatives and promotional expenses.

Total withdrawals in a policy year which exceed the greater of: (1) 10% of the accumulation value at the time of the withdrawal, or (2) any portion of the accumulation value which exceeds the total premium deposit will be subject to a contingent deferred sales charge. Contingent deferred sales charges are assessed only on premiums paid based upon the number of years since the policy year in which the premiums withdrawn were paid, on a first-paid, first-withdrawn basis.

Where a partial or full withdrawal is taken or amounts are applied under an annuity option, the amount withdrawn or annuitized (less any amount entitled to the free withdrawal) will be subject to a contingent deferred sales charge expressed as a percentage of the premium payments withdrawn or annuitized as follows:

       CHARGE AS A % OF EACH            YEARS SINCE RECEIPT OF
           PREMIUM PAYMENT             EACH PREMIUM PAYMENT

                  6                                1
                  6                                2
                  6                                3
                  5                                4
                  4                                5
                  3                                6
                  2                                7
                  0                                8 +




                                       QD-9                              Pension

In the case of a partial withdrawal or annuitization, the contingent deferred sales charge will be deducted from the amounts remaining under the policy. The charge will be allocated pro rata among the Subaccounts or the Fixed Account based on the accumulation value in each prior to the withdrawal or annuitization unless an owner requests a partial withdrawal or annuitization from particular Subaccounts or the Fixed Account, in which case the charge will be allocated among those Subaccounts or the Fixed Account in the same manner as the withdrawal. In the case of a full withdrawal or annuitization, the contingent deferred sales charge is deducted from the amount paid to the owner. Contingent deferred sales charges will not be imposed on certain withdrawals if the amounts withdrawn are applied under annuity income option c or d.

TAXES: AVLIC will deduct premium taxes upon receipt of a premium payment or upon annuitization depending upon the requirements of the law of the state of the policyowner's residence. Currently, premium taxes range from 0% to 3.5% of the premium paid, but are subject to change by legislation, administrative interpretations, or judicial act.

FUND INVESTMENT ADVISORY FEES AND EXPENSES: At the direction of the policyowner, the Separate Account VA-2 purchases shares of Funds which are available for investment under this policy. The net assets of the Separate Account VA-2 will reflect the value of the Fund shares and therefore, investment advisory fees and other expenses of the Funds. A complete description of these fees and expenses is contained in the Funds' Prospectuses.


        403(B) TAX SHELTERED ANNUITY (TSA) PLANS-WITHDRAWAL RESTRICTIONS
--------------------------------------------------------------------------------

For purchasers of a 403(b) Tax Sheltered Annuity (TSA) Plan, or 403(b) ERISA Plan, the purpose of this statement is to inform you, as the purchaser of the annuity or as the Fiduciary of an Employee Benefit Plan purchasing the annuity, of the following distribution limitations, notwithstanding policy language to the contrary. If this policy is purchased by the policyowner or his/her employer as part of a retirement plan under Internal Revenue Code (IRC)Section 403(b), distributions under the policy are limited as follows:

1. Distributions attributable to contributions made and interest accruing after December 3l, 1988, pursuant to a salary reduction agreement within the meaning of IRC Section 402(g)(3)(c) may be paid only:

     (A) when the employee attains age 59 1/2, separates from service, dies, or becomes disabled within the meaning of IRC Section 72(m)(7); or

     (B) in the case of hardship. (Hardship distributions may not be made from any income earned after December 31, 1988, which is attributable to salary reduction contributions regardless of when the salary reduction contributions were made).

2. Distributions attributable to funds transferred from IRC Section 403(b)(7) custodial account may be paid or made available only:

     (A) When the employee attains age 59 1/2, separates from service, dies or becomes disabled within the meaning of IRC Section 72(m)(7); or

     (B) in the case of financial hardship. Distributions on account of financial hardship will be permitted only with respect to the following amounts:

          (I) benefits accrued as of December 31, 1988, but not earnings on those amounts subsequent to that date.

          (ii) contributions made pursuant to a salary reduction agreement within the meaning of IRC Section 3121(a)(1)(D) after December 31, 1988, but not as to earnings on those contributions.

                                       QD-10                                 TSA

Part B                                                 Registration No. 33-98848



                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT VA-2

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                    FLEXIBLE PREMIUM VARIABLE ANNUITY POLICY

                                   Offered by

                    Ameritas Variable Life Insurance Company
                           (A Nebraska Stock Company)
                                 5900 "O" Street
                             Lincoln, Nebraska 68510

                              ---------------------


         This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Flexible Premium Variable Annuity Policy ("Policy") offered by Ameritas Variable Life Insurance Company ("AVLIC"). You may obtain a copy of the Prospectus dated May 1, 1998, by writing Ameritas Variable Life Insurance Company, 5900 "O" Street, Lincoln, Nebraska 68510, or calling, 1-800-745-1112. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

         Dated:  May 1, 1998.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ......................................  2
-------------------------------

THE POLICY ...........................................................  2
----------
          Accumulation Value..........................................  2
          ------------------

          Value of Accumulation Units ................................  2
          ---------------------------

          Calculation of Performance Data ............................  2
          -------------------------------

GENERAL MATTERS.......................................................  6
---------------

          The Policy .................................................  6
          ----------

          Non-Participating ..........................................  6
          -----------------

          Assignment .................................................  6
          ----------

          Annuity Data ...............................................  6
          ------------

          Ownership ..................................................  6
          ---------

          Joint Annuitant ............................................  7
          ---------------

          IRS Required Distributions .................................  7
          --------------------------

FEDERAL TAX MATTERS ..................................................  7
-------------------

          Taxation of AVLIC ..........................................  7
          -----------------

          Tax Status of the Policies .................................  7
          --------------------------

          Qualified Policies .........................................  7
          ------------------

DISTRIBUTION OF THE POLICY ...........................................  8
--------------------------

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS ...............................  8
--------------------------------------

AVLIC ................................................................. 8
-----

STATE REGULATION .....................................................  8
----------------

LEGAL MATTERS ........................................................  8
-------------

EXPERTS ..............................................................  8
-------

OTHER INFORMATION ....................................................  9
-----------------

FINANCIAL STATEMENTS..................................................  9
--------------------

GENERAL INFORMATION AND HISTORY:
--------------------------------

        In order to supplement the description in the Prospectus, the following provides additional information concerning AVLIC and its history.

            As of April 1, 1996, AVLIC is a wholly owned subsidiary of AMAL Corporation, a Nebraska stock company. AMAL Corporation is a joint venture of Ameritas Life Insurance Corp. (Ameritas Life), which owns a majority interest in AMAL Corporation; and AmerUs Life Insurance Company (AmerUs Life), an Iowa stock life insurance company, which owns a minority interest in AMAL Corporation.

            AVLIC may publish in advertisements and reports to policyowners, the ratings and other information assigned it by one or more independent rating services. The purpose of the ratings are to reflect the financial strength and/or claims-paying ability of AVLIC.

THE POLICY
----------

      In order to supplement the description in the Prospectus, the following provides additional information about the Policy which may be of interest to the owners.

Accumulation Value
------------------

      The Accumulation Value of a Policy on each valuation date is equal to:

      (1) the aggregate of the values attributable to the Policy in each Subaccount on the valuation date, determined for each Subaccount by multiplying the Subaccount's accumulation unit value by the number of the Subaccount accumulation units allocated to the Policy and/or the net allocation plus interest in the Fixed Account; plus;

      (2)   the amount deposited in the Fixed Account, plus interest; less

      (3)   any partial withdrawal, and its charge,  made on the valuation date;
            less

      (4) any annual policy fee deducted on that valuation date. In computing the accumulation value, the number of Subaccount accumulation units allocated to the Policy is determined after any transfer among the Subaccounts.

Value of Accumulation Units
---------------------------

      The value of each Subaccount's accumulation units reflects the investment performance of that Subaccount. The accumulation unit value of each Subaccount shall be calculated by:

      (1) multiplying the per share net asset value of the corresponding Fund portfolio on the valuation date by the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus

      (2) a daily charge of .003415% (equivalent to an annual rate of 1.25% of the average daily net assets) for mortality and expense risks; minus

      (3) a daily charge of .0004098% (equivalent to an annual rate of .15% of the average daily net assets) as daily administrative fee; minus

      (4)   any applicable charge for federal and state income taxes, if any;
            and

      (5) dividing the result by the total number of accumulation units held in the Subaccount on the valuation date, before the purchase or redemption of any units on that date.

Calculation of Performance Data
-------------------------------

      As disclosed in the prospectus, premium payments will be allocated to Separate Account VA-2 which has twenty-six Subaccounts, with the assets of each invested in corresponding portfolios of the Variable Insurance Products Fund or the Variable Insurance Products Fund II (collectively the "Fidelity Funds"), the Alger American Fund , the MFS Variable Insurance Trust, the Morgan Stanley Universal Funds ("The Funds"), or to the Fixed Account. From time to time AVLIC will advertise the performance data of the portfolios of the Funds.

      Fidelity Management & Research Company (Fidelity) is the manager of the Fidelity Funds. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. Alger American Funds are managed by Fred Alger Management, Inc. It stresses proprietary research by its large research team that follows approximately 1400 companies. MFS Variable Insurance Trust is advised by Massachusetts Financial Services Company. MFS is America's oldest mutual fund organization. Morgan Stanley Universal Funds, Inc. are managed by Morgan Stanley Asset Management Inc.

      Performance information for any subaccount may be compared, in reports and advertising to: (1) the Standard & Poor's 500 Stock Index ("S & P 500"). Dow Jones Industrial Average ("DJIA"), Donahue Money Market Institutional Averages;
(2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or the Variable Annuity Research and Data Service, widely used independent research firms which rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges and investment management costs.

      Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration. Reports and advertising may also contain other information including (i) the ranking of any subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Series or by rating services, companies, publications or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

     Standardized average annual total returns will be provided for the period since the subaccounts have been offered in the Separate Account. The Contracts have been offered since May 1, 1996. However, total return data may be advertised based on the period of time that the underlying portfolios have been in existence. The results for any period prior to the Contract being offered will be calculated as if the Contracts had been offered during that period of time, with all charges assumed to be those applicable to the Contracts. The tables below are established to demonstrate performance results for each underlying portfolio with charges deducted at the Separate Account level as if the policy had been in force from the commencement of the portfolio. The performance information is based on the historical investment experience of the underlying portfolios and does not indicate or represent future performance.

Total Return
------------
      Total returns quoted in advertising reflect all aspects of a subaccount's return, including the automatic reinvestment by the separate account of all distributions and any change in the subaccount's value over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the subaccount over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18% which is the steady rate that would equal 100% grown on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the subaccount's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a subaccount.

     The subaccounts will quote average annual returns for the period since offered in the Separate Account, after deducting charges at the Separate Account level. The average annual total returns will be computed by finding the average annual compounded rates of return over a period of one, five and ten years (or, if less, up to the life of the portfolio), that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1 + T)SUP n = ERV where P is a hypothetical investment payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the periods shown. This formula is used to obtain standardized average annual total return. The returns will reflect the mortality and expense risk charge (1.25% on an annual basis), daily administrative fee at an annual rate of .15% and the annual policy fee. Table 1 shows the average annual total return on a hypothetical investment in the subaccounts for the last year, five years, and ten years if applicable (or from the date that the subaccount began operations if less), for the period ending December 31, 1997. Since the contract is intended as a long-term product, the table also shows the average annual total return assuming that no money was withdrawn from the contract. The first column shows the average annual total return if you surrender the contract at the end of the period, the second column shows the average annual return if you do not surrender the contract.



            AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING ON 12/31/97

                                                                                                Ten Year or
                                                                                              Since Offered in
                                              One Year                   Five Year            Separate Account
                   Subaccount         Surrender                  Surrender                 Surrender
                   Inception Date     Contracts     Continue     Contracts    Continue     Contracts     Continue
                   ---------------------------------------------------------------------------------------------------

Portfolios
----------

Fidelity VIP
------------
Equity-Income              10-23-87      16.74%      22.74%        15.13%       15.58%       11.24%*     11.24%*
Growth                     10-23-87      12.17%      18.17%        12.88%       13.37%       11.81%*     11.81%*
High Income                10-23-87       6.44%      12.44%         8.64%        9.21%        6.86%*      6.86%*
Overseas                   10-23-87       0.41%       6.41%         9.15%        9.71%        4.83%*      4.83%*
Fidelity VIP II
---------------
Asset Manager              12-01-89       9.39%      15.39%         7.60%        8.19%        8.33%       8.33%
Inv. Grade Bond            06-01-91      -2.05%       3.95%         1.39%        2.14%        2.35%       2.35%
Asset Manager:
    Growth                 08-01-95      13.81%      19.81%           NA          NA         12.39%      13.96%
Index 500                  08-01-95      21.27%      27.27%           NA          NA          9.18%       9.94%
Contrafund                 08-01-95      12.83%      18.83%           NA          NA         11.20%      12.79%

                                      -3-


                             AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING ON 12/31/97

                                                                                               Ten Year or
                                                                                             Since Offered in
                                                One Year                   Five Year         Separate Account
                      Subaccount         Surrender                  Surrender              Surrender
                      Inception Date     Contracts     Continue     Contracts  Continue    Contracts     Continue
                      -------------------------------------------------------------------------------------------

    Portfolios
    ----------

Alger American Fund
-------------------
 Growth                     05-01-92      14.40%       20.40%        14.25%     14.72%        9.76%       9.92%
 Income and Growth          05-01-92      24.80%       30.80%        11.89%     12.40%        7.57%       7.75%
 Small Capitalization       05-01-92       0.25%        6.25%         7.31%      7.90%        6.41%       6.60%
 Balanced                   05-01-93       8.56%       14.56%          NA         NA          4.61%       4.95%
 MidCap Growth              05-01-93       3.81%        9.81%          NA         NA         17.60%      18.07%
 Leveraged AllCap           08-01-95       8.42%       14.42%          NA         NA          8.80%      10.51%
MFS Variable Ins. Trust
-----------------------
 Emerging Growth            08-01-95      10.62%       16.62%          NA         NA         17.26%      19.19%
 Utilities                  08-01-95      20.29%       26.29%          NA         NA         16.43%      17.89%
 World Governments          08-01-95     -12.10%       -6.10%          NA         NA         -3.25%      -1.45%
 Research                   05-01-97        NA           NA            NA         NA          4.14%       6.43%
 Growth With Income         05-01-97        NA           NA            NA         NA          6.41%       8.87%
Morgan Stanley Universal Funds, Inc.
------------------------------------
 Emerging Markets Equity    05-01-97        NA           NA            NA         NA        -13.32%       8.38%
 Global Equity              05-01-97        NA           NA            NA         NA          9.28%      15.32%
 International Magnum       05-01-97        NA           NA            NA         NA         -4.59%       1.45%
 Asian Equity               05-01-97        NA           NA            NA         NA        -55.27%     -48.89%
 U.S. Real Estate           05-01-97        NA           NA            NA         NA         20.56%      28.06%


* 10 Year Figure


Performance
-----------

     Quotations of average annual total return may also be shown for a subaccount for periods prior to the date the portfolio was offered through the Separate Account, based upon the actual historical performance of the mutual fund portfolio in which that subaccount invests. This information reflects all actual charges and deductions of the mutual fund portfolio and all Separate Account charges and deductions, with respect to the Contracts, that hypothetically would have been made had the Separate Account, with respect to the Contracts, been invested in these portfolios for all of the periods indicated. This is calculated in a manner similar to standardized average annual total return, except the total return is based on an initial investment of $30,000.

     Table 2 shows the historical average annual total return on an investment in the subaccounts for the last year, five years, and ten years (or, if less, up to the life of the portfolio) for the period ending December 31, 1997.

      HISTORICAL AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING ON 12/31/97


                                                                                        10 Years or
                                       One Year                  Five Year              Life of Fund
                               Surrender                 Surrender                 Surrender
                               Contracts   Continue      Contracts   Continue      Contracts     Continue
                               --------------------------------------------------------------------------
Portfolios
----------

Fidelity VIP
------------
Equity-Income                    20.22%      26.22%       18.02%      18.43%        15.04%*       15.04%*
Growth                           15.65%      21.65%       15.86%      16.30%        15.51%*       15.51%*
High Income                       9.92%      15.92%       11.74%      12.24%        11.17%*       11.17%*
Overseas                          3.89%       9.89%       11.95%      12.46%         7.98%*        7.98%*
Fidelity VIP II
---------------
Asset Manager                    12.86%      18.86%       10.80%      11.33%        11.11%        11.11%
Inv. Grade Bond                   1.43%       7.43%        4.86%       5.51%         6.70%         6.70%
Asset Manager:  Growth           17.29%      23.29%        NA          NA           19.91%        21.29%
Index 500                        24.75%      30.75%       17.75%      18.17%        17.86%        18.13%
Contrafund                       16.31%       22.31%       NA          NA           25.06%        26.33%
Alger American Fund
-------------------
 Growth                          17.88%      23.88%       17.14%      17.56%        17.79%        17.79%
 Income and Growth               28.28%      34.28%       15.23%      15.68%        12.14%        12.14%
 Small Capitalization             3.72%       9.72%       10.47%      11.00%        17.55%        17.55%
 Balanced                        12.04%      18.04%        9.66%      10.21%         8.27%         8.27%
 MidCap Growth                    7.29%      13.29%        NA          NA           19.91%        20.34%
 Leveraged AllCap                11.90%      17.90%        NA          NA           30.49%        31.70%
MFS Variable Ins. Trust
-----------------------
 Emerging Growth                 14.10%      20.10%         NA          NA          19.86%        21.73%
 Utilities                       23.77%      29.77%         NA          NA          24.82%        26.09%
 World Governments              - 8.62%      -2.62%         NA          NA           2.05%         3.37%
 Research                        12.47%      18.47%         NA          NA          18.45%        20.36%
 Growth With Income              21.88%      27.88%         NA          NA          23.71%        25.76%


                                                                                      10 Years or
                                     One Year                 Five Year               Life of Fund
                               Surrender                  Surrender               Surrender
                               Contracts    Continue      Contracts   Continue    Contracts     Continue
                               -------------------------------------------------------------------------

Morgan Stanley Universal
------------------------
   Funds, Inc.
   -----------
 Emerging Markets Equity          -7.22%     -1.22%         NA          NA          -7.84%        -2.97%
 Global Equity                     NA          NA           NA          NA          12.46%        18.50%
 International Magnum              NA          NA           NA          NA          -0.17%         5.87%
 Asian Equity                      NA          NA           NA          NA         -56.82%       -50.48%
 U.S. Real Estate                  NA          NA           NA          NA          12.95%        20.37%


* 10 Year Figure

     In addition to average annual returns, the subaccounts may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. The returns will reflect the mortality and expense risk charge (1.25% on an annual basis), daily administration fee at an annual rate of .15%, and the annual policy fee. Since the contract is intended as a long-term product, the table shows the cumulative total returns assuming that no money was withdrawn from contract. Table 3 shows the historical cumulative total return on an investment in the subaccounts for the last year, five years, and ten years (or, if less, up to the life of the portfolio) for the period ending December 31, 1997.

        HISTORICAL CUMULATIVE TOTAL RETURN FOR PERIOD ENDING ON 12/31/97

                                                                                           10 Years or
                            Inception             One Year             Five Year           Life of Fund
                            ---------------------------------------------------------------------------
Portfolios
----------

Fidelity VIP
------------
Equity-Income                  10/9/86             26.22%               132.94%             306.42%*
Growth                         10/9/86             21.65%               112.76%             323.29%*
High Income                    9/19/85             15.92%                78.16%             188.50%*
Overseas                       1/28/87              9.89%                79.87%             115.59%*
Fidelity VIP II
---------------
Asset Manager                   9/6/89             18.86%                71.03%             140.36%
Inv. Grade Bond                12/5/88              7.43%                30.76%              80.10%
Asset Manager:
    Growth                      1/3/95             23.29%                 NA                 78.25%
Index 500                      8/27/92             30.75%               130.40%             143.79%
Contrafund                      1/3/95             22.31%                 NA                101.37%
Alger American Fund
-------------------
 Growth                         1/9/89             23.88%               124.55%             335.17%
 Income and Growth            11/15/88             34.28%               107.17%             184.81%
 Small Capitalization          9/21/88              9.72%                68.49%             348.52%
 Balanced                       9/5/89             18.04%                62.57%              93.80%
 MidCap Growth                  5/3/93             13.29%                 NA                137.27%
 Leveraged AllCap              1/25/95             17.90%                 NA                124.35%
MFS Variable Ins. Trust
-----------------------
 Emerging Growth               7/24/95             20.10%                 NA                 61.61%
 Utilities                      1/3/95             29.77%                 NA                100.24%
 World Governments             6/14/94             -2.62%                 NA                 12.49%
 Research                      7/26/95             18.47%                 NA                 57.04%
 Growth With Income            10/9/95             27.88%                 NA                 66.72%
Morgan Stanley
--------------
   Universal Funds, Inc.
------------------------
 Emerging Markets Equity       10/1/96             -1.22%                 NA                 -3.70%
 Global Equity                  1/2/97               NA                   NA                 18.39%
 International Magnum           1/2/97               NA                   NA                  5.83%
 Asian Equity                   3/3/97               NA                   NA                -44.20%
 U.S. Real Estate               3/3/97               NA                   NA                 16.64%


Yields
------

     Some subaccounts may also advertise yields. Yields quoted in advertising reflect the change in value of an investment in the subaccount over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage. Yields do not reflect the impact of any contingent deferred sales load.

      Current yield for Money Market subaccount reflects the income generated by a subaccount over a 7 day period. Current yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical account having one Accumulation Unit at the beginning of the period adjusting for the maintenance charge, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The resulting yield figure is carried to the nearest hundredth of a percent. Effective yield for the Money Market subaccount is calculated in a similar manner to current yield except that investment income is assumed to be reinvested throughout the year at the 7 day rate. Effective yield is obtained by taking the base period returns as computed above, and then compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting one from the result, according to the formula:


             Effective Yield = [(Base Period Return + 1) SUP 365/7] - 1.

Since the reinvestment of income is assumed in the calculation of effective yield, it will generally be higher than current yield.

      The net average yield for the 7-day period ended December 31, 1997 for the Money Market Fund was 3.96% and the effective yield for the 7-day period ended December 31, 1997 for the Money Market Fund was 4.05%.

      Current yield for subaccounts other than the Money Market subaccount reflects the income generated by a subaccount over a 30-day period. Current yield is calculated by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the formula:


                   YIELD =2[( FUNC{a-b} OVER cd+1) SUP 6 -1]


      Where a = net investment income earned during the period by the portfolio company attributable to shares owned by the subaccount, b = expenses accrued for the period (net of reimbursements), c = the average daily number of accumulation units outstanding during the period, and d = the maximum offering price per accumulation unit on the last day of the period.
The yield reflects the mortality and expense risk charge and the annual policy fee.


GENERAL MATTERS
---------------
The Policy
----------

      The Policy, the application, any supplemental applications, and any amendments or endorsements make up the entire contract. All statements made in the application, in the absence of fraud, are considered representations and not warranties. Only statements in the application that is attached to the Policy and any supplemental applications made a part of the Policy when a change went into effect can be used to contest a claim or the validity of the Policy. Only the President, Vice President, Secretary or Assistant Secretary can modify the Policy. Any changes must be made in writing, and approved by AVLIC. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions.

Non-Participating
-----------------

   The Policies are non-participating. No dividends are payable and the Policies will not share in the profits or surplus earnings of AVLIC.

Assignment
----------

      Any non-qualified policy and any qualified policy, if permitted by the plan or by law relevant to the plan applicable to the qualified policy, may be assigned by the owner prior to the annuity date and during the annuitant's lifetime. AVLIC is not responsible for the validity of any assignment. No assignment will be recognized until AVLIC receives written notice thereof. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, not withstanding any settlement agreement in effect at the time the assignment was executed. AVLIC shall not be liable as to any payment or other settlement made by AVLIC before receipt of written notice.

Annuity Data
------------

      AVLIC will not be liable for obligations which depend on receiving information from a payee until such information is received in a form satisfactory to AVLIC.

Ownership
---------

      The owner of the Policy on the policy date is the annuitant, unless otherwise specified in the application. During the annuitant's lifetime, all rights and privileges under this Policy may be exercised solely by the owner. Ownership passes to the owner's designated beneficiary upon the death of the owner(s). If the owner has not named an owner's designated beneficiary, or if no such beneficiary is living, the ownership passes to the owner's estate. From time to time AVLIC may require proof that the owner is still living.

      In order to change the owner of the Policy or assign Policy rights, an assignment of the Policy must be made in writing and filed with AVLIC at its Home Office. The change will take effect as of the date the change is recorded at the Home Office, and AVLIC will not be liable for any payment made or action taken before the change is recorded. The payment of proceeds is subject to the rights of any assignee of record. A change in the owner will be valid only upon absolute and complete assignment of the Policy. A collateral assignment is not a change of ownership.

Joint Annuitant
---------------

      The owner may, by written request at least 30 days prior to the annuity date, name a joint annuitant. Such joint annuitant must meet AVLIC's underwriting requirements. An annuitant may not be replaced. The annuity date shall be determined based on the date of birth of the annuitant.

IRS Required Distributions
--------------------------

      If the owner dies before the entire interest in the Policy is distributed, the value of the Policy must be distributed to the owner's designated beneficiary as described in this section so that the Policy qualifies as an annuity under the Code.

      If the death occurs on or after the annuity date, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death.

      If the death occurs before the annuity date, the entire interest in the Policy will be distributed within five years after date of death or be used to purchase an immediate annuity under which payments will begin within one year of the owner's death and will be made for the life of the owner's designated beneficiary or for a period not extending beyond the life expectancy of that beneficiary.

      The owner's designated beneficiary is the person to whom ownership of the Policy passes by reason of death and must be a natural person. AVLIC reserves the right to require proof of death.

      If any portion of the owner's interest is payable to (or for the benefit of) the surviving spouse of the owner, the Policy may be continued with the surviving spouse as the new owner.


FEDERAL TAX MATTERS
-------------------

Taxation of AVLIC
-----------------

      AVLIC is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Separate Account is not an entity separate from AVLIC and its operations form a part of AVLIC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Policy values. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing federal income tax law, AVLIC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.


Tax Status of the Policies
--------------------------

      Section 817(h) of the Code provides in substance that Section 72 of the Code will not apply and AVLIC will not be treated as the owner of the assets of the Separate Account unless the investments made by the Separate Account are "adequately diversified" in accordance with regulations prescribed by the Secretary of Treasury (the "Treasury"). If the segregated account is not "adequately diversified" any increase in the value of a variable annuity contract will be taxed to the owner currently. The Separate Account, through the fund, intends to comply with the diversification requirements prescribed by Treasury regulations which affect how the Fund's assets may be invested.
Although AVLIC does not control the Fund, it has entered into an agreement regarding participation in the Fund, which requires the Fund to be operated in compliance with the requirements prescribed by the Treasury.


Qualified Policies
------------------

      The Policies are designed for use with several types of qualified plans. The following are brief descriptions of qualified plans with which the policies may be used:

     a. H.R. 10 Plans - Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees. Such plans commonly are referred to as "H.R. 10" or "Keogh" plans. Taxation of plan participants depends on the specified plan.

             The Code governs such plans with respect to maximum contributions, distribution dates, non-forfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form preapproved by the
             Internal Revenue Service, is adopted and implemented by the employer. When issued in connection with H.R. 10 plans, a Policy may be subject to special requirements to conform to the requirements under such plans. Purchasers of a Policy for such purposes will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

     b. Individual Retirement Annuities - Section 408 of the Code permits certain individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or an "IRA." IRA's are subject to limitations on eligibility, maximum contributions, and time of distribution. Distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of a Policy for use with an IRA may be subject to special requirements of the Internal Revenue Service. Purchasers of a Policy for such purposes will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

     c. Corporation Pension and Profit Sharing Plans -- Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of Policies in order to provide benefits under the plans.

     d.      Plans of Public School Systems and Certain Tax Exempt Organizations
             - Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to establish plans that provide retirement benefits for employees through the purchase of annuity contracts subject to applicable code limits. Such plans may permit the purchase of the Policies in order to provide benefits under the plans. Section 403(b)(11) of the Code became effective January 1, 1989. 403(b)(11) provided that the policyholder may not elect to withdraw funds attributable to salary reduction contributions from a plan under Section 403(b) before age 59-1/2 and pay the taxes. The money may only be withdrawn as provided by the Code. On November 28, 1988, the Division of Investment Management issued a No Action Letter which stated that the Division would not recommend enforcement action against registrants who followed
             Section 403(b)(11) and did not allow such a withdrawal so long as the No Action Letter is complied with. The Registrant is acting in reliance on the November 28, 1988, No Action Letter and has complied, is complying and/or will comply with its provisions. The policyholder should fully review the prospectus and consult with his or her tax consultant before purchasing this annuity as a part of a Section 403(b) plan.


DISTRIBUTION OF THE POLICY
--------------------------

     Ameritas Investment Corp., the principal underwriter of the Policies, is registered with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Ameritas Investment Corp. is wholly owned by AMAL Corporation, which also owns AVLIC.

     The Policies are offered to the public through brokers, licensed under the federal securities laws and state insurance laws, and properly licensed banking institutes that have entered into agreements with Ameritas Investment Corp. The offering of the Policies is continuous and Ameritas Investment Corp. does not anticipate discontinuing the offering of this policy. However, Ameritas Investment Corp. does reserve the right to discontinue the offering of the policies.

     Compensation for the Policies and for all other variable annuity policies issued by AVLIC totaled $11,961,951 for 1997; $10,067,075 for 1996; and
$6,896,847 for 1995.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS
--------------------------------------

     Title to assets of the Separate Account is held by AVLIC. The assets are kept physically segregated and held separate and apart from AVLIC's general account assets. Accumulation values deposited or transferred to the Fixed Account are held in the General Account of AVLIC. Records are maintained of all purchases and redemptions of eligible portfolio shares held by each of the Subaccounts.


AVLIC
-----


     All the stock of AVLIC is owned by AMAL Corporation located in the state of Nebraska. AVLIC has entered into a Management and Administrative Service Agreement with Ameritas Life and AmerUs Life, to provide certain services at estimated cost to AVLIC to assist with the administration of the Policies and the Separate Account.


STATE REGULATION
----------------

     AVLIC is a stock life insurance company organized under the laws of Nebraska, and is subject to regulation by the Nebraska State Department of Insurance. An annual statement is filed with the Nebraska Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of AVLIC as of December 31 of the preceding calendar year. Periodically, the Nebraska Commissioner of Insurance examines the financial condition of AVLIC, including the liabilities and reserves of the Separate Account.

     In addition, AVLIC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review process. Where required by state law or regulation, the Policy will be modified accordingly.

LEGAL MATTERS
-------------

     All matters of Nebraska law pertaining to the validity of the Policy and AVLIC's right to issue such Policies under Nebraska law have been passed upon by Norman M. Krivosha, Secretary and General Counsel of AVLIC.

EXPERTS
-------

     The financial statements of AVLIC as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and the financial statements of Separate Account VA-2 as of December 31, 1997, and for each of the two years in the period then ended, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, 1040 NBC Center,
Lincoln, Nebraska 68508, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

OTHER INFORMATION
-----------------

     A registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the Prospectus. Statements contained in this Statement of Additional Information and the Prospectus concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS
--------------------

     The financial statements of AVLIC, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of AVLIC to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT AUDITORS' REPORT



Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

    We have audited the accompanying statement of net assets of Ameritas Variable Life Insurance Company Separate Account VA-2 as of December 31, 1997, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company Separate Account VA-2 as of December 31, 1997, and the results of its operations and changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.




/s/ Deloitte & Touche LLP


Lincoln, Nebraska
February 2, 1998

                     AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                              SEPARATE ACCOUNT VA-2
                              ---------------------
                             STATEMENT OF NET ASSETS
                             -----------------------
                                DECEMBER 31, 1997
                                -----------------

ASSETS

INVESTMENTS AT NET ASSET VALUE:

     VARIABLE INSURANCE PRODUCTS FUND:
     ---------------------------------

         Money Market Portfolio - 58,077,286.870 shares at
           $1.00 per share (cost $58,077,287)
                                                                                                     $        58,077,287
         Equity-Income Portfolio - 7,361,912.916 shares at
           $24.28 per share (cost $119,682.351)                                                              178,747,246

         Growth Portfolio - 3,384,599.320 shares at
           $37.10 per share (cost $72,572,355)                                                               125,568,635

         High Income Portfolio - 4,439,239.772 shares at
           $13.58 per share (cost $47,744,396)                                                                60,284,876

         Overseas Portfolio - 2,871,975.918 shares at
           $19.20 per share (cost $41,276,587)                                                                55,141,938

     VARIABLE INSURANCE PRODUCTS FUND II:
     ------------------------------------
         Asset Manager Portfolio - 8,067,994.337 shares at
           $18.01 per share (cost $110,214,804)                                                              145,304,578

         Investment Grade Bond Portfolio - 2,680,009.791 shares at
           $12.56 per share (cost $31,289,066)                                                                33,660,923

         Contrafund Portfolio - 2,467,467.035 shares at
            $19.94  per share (cost $38,418,603)                                                              49,201,293

         Index 500 Portfolio - 551,209.193 shares at
            $114.39 per share (cost $50,487,012)                                                              63,052,819

         Asset Manager: Growth Portfolio - 876,715.624 shares at
            $16.36 per share (cost $11,982,484)                                                               14,343,068

     ALGER AMERICAN FUND:
     --------------------
         Small Capitalization Portfolio - 1,594,180.984 shares at
           $43.75 per share (cost $51,737,582)                                                                69,745,418

         Growth Portfolio - 1,291,695.359 shares at
            $42.76 per share (cost $36,800,554)                                                               55,232,893

         Income and Growth Portfolio - 2,269,279.878 shares at
            $10.99 per share (cost $22,858,940)                                                               24,939,386

         Midcap Growth Portfolio - 1,379,829.066 shares at
           $24.18 per share (cost $25,840,414)                                                                33,364,267

         Balanced Portfolio - 760,580.036 shares at
           $10.76 per share (cost $8,025,728)                                                                  8,183,841

         Leveraged Allcap Portfolio - 357,163.335 shares at
           $23.17 per share (cost $6,723,044)                                                                  8,275,474



     The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                              SEPARATE ACCOUNT VA-2
                              ---------------------
                             STATEMENT OF NET ASSETS
                             -----------------------
                                DECEMBER 31, 1997
                                -----------------


ASSETS, CONTINUED

     MFS VARIABLE INSURANCE TRUST:
     -----------------------------
         Emerging Growth Series Portfolio - 2,257,625.308 shares at
           $16.14 per share (cost $30,505,051)                                                                36,438,072

         World Governments Series Portfolio - 208,268.140 shares at
           $10.21 per share (cost $2,129,546)                                                                  2,126,418

         Utilities Series Portfolio - 831,927.658 shares at
           $17.99 per share (cost $12,048,853)                                                                14,966,378

         Research Series Portfolio - 289,420.764 shares at
           $15.79 per share (cost $4,440,676)                                                                  4,569,954

         Growth with Income Series Portfolio - 820,397.016 shares at
           $16.44 per share (cost $12,813,533)                                                                13,487,327

     MORGAN STANLEY UNIVERSAL FUNDS:
     -------------------------------
         Asian Equity Portfolio - 182,876.009 shares at
           $5.64 per share (cost $1,312,097)                                                                   1,031,421

         Emerging Markets Equity Portfolio - 322,394.901 shares at
           $9.43 per share (cost $3,701,150)                                                                   3,040,184

         Global Equity Portfolio - 248,631.218 shares at
           $11.74 per share (cost $2,888,847)                                                                  2,918,930

         International Magnum Portfolio - 280,286.412 shares at
           $10.38 per share (cost $3,188,025)                                                                  2,909,373

         U.S. Real Estate Portfolio - 263,567.027 shares at
           $11.41 per share (cost $2,865,683)                                                                  3,007,300
                                                                                                      -------------------


                NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                                       $     1,067,619,299
                                                                                                       ==================


    The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                              SEPARATE ACCOUNT VA-2
                              ---------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                 ----------------------------------------------



                                                                                       VARIABLE INSURANCE PRODUCTS FUND
                                                                                 ---------------------------------------------
                                                                                      MONEY         EQUITY
                                                                                     MARKET         INCOME         GROWTH
                                                                      TOTAL         PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                  --------------- --------------  ------------  --------------
                              1997
                              ----
INVESTMENT INCOME:

 Dividend distributions received                                 $    18,333,107 $    3,951,302 $   2,247,348 $       833,612
 Mortality and expense risk charge                                   (12,015,158)      (951,568)   (1,978,672)     (1,491,200)
                                                                  --------------- --------------  ------------  --------------
NET INVESTMENT INCOME(LOSS)                                            6,317,949      2,999,734       268,676        (657,588)
                                                                  --------------- --------------  ------------  --------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:

 Net realized gain(loss) on investments                               34,973,424           ----    11,299,164       3,731,404
 Net change in unrealized appreciation(depreciation)                 118,096,018           ----    24,959,276      19,009,272
                                                                  --------------- --------------  ------------  --------------
NET GAIN(LOSS) ON INVESTMENTS                                        153,069,442           ----    36,258,440      22,740,676
                                                                  --------------- --------------  ------------  --------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $   159,387,391 $    2,999,734 $  36,527,116 $    22,083,088
                                                                  =============== ==============  ============  ==============




                              1996
                              ----
INVESTMENT INCOME:

 Dividend distributions received                                 $    13,564,184 $    3,799,567 $     166,964 $       290,515
 Mortality and expense risk charge                                    (8,898,318)      (915,893)   (1,517,611)     (1,328,474)
                                                                  --------------- --------------  ------------  --------------
NET INVESTMENT INCOME(LOSS)                                            4,665,866      2,883,674    (1,350,647)     (1,037,959)
                                                                  --------------- --------------  ------------  --------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:

 Net realized gain(loss) on investments                               25,240,462           ----     4,786,292       7,335,502
 Net change in unrealized appreciation(depreciation)                  40,926,181           ----    10,895,466       5,069,624
                                                                  --------------- --------------  ------------  --------------
NET GAIN(LOSS) ON INVESTMENTS                                         66,166,643           ----    15,681,758      12,405,126
                                                                  --------------- --------------  ------------  --------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $    70,832,509 $    2,883,674 $  14,331,111 $    11,367,167
                                                                  =============== ==============  ============  ==============






(1) Commenced business 08/25/95.
(2) Commenced business 09/21/95.
(3) Commenced business 09/15/95.

The accompanying notes are an integral part of these financial statements.

                                   (CONTINUED)



   VARIABLE INSURANCE PRODUCTS FUND                                 VARIABLE INSURANCE PRODUCTS FUND II
----------------------------------------  ----------------------------------------------------------------------------------------
                                               ASSET         INVESTMENT                                         ASSET MANAGER
      HIGH INCOME          OVERSEAS           MANAGER        GRADE BOND       CONTRAFUND        INDEX 500           GROWTH
       PORTFOLIO          PORTFOLIO          PORTFOLIO        PORTFOLIO       PORTFOLIO (1)    PORTFOLIO (2)      PORTFOLIO (3)
   ------------------  -----------------  ---------------- ----------------  ----------------  ---------------  ------------------


$          3,454,785 $          920,980 $       4,269,843 $      1,567,477 $         238,666 $        238,743 $              ----
            (640,776)          (738,232)       (1,677,072)        (353,893)         (505,870)        (585,714)           (127,412)
   ------------------  -----------------  ---------------- ----------------  ----------------  ---------------  ------------------
           2,814,009            182,748         2,592,771        1,213,584          (267,204)        (346,971)           (127,412)
   ------------------  -----------------  ---------------- ----------------  ----------------  ---------------  ------------------


             426,996          3,656,013        10,710,793             ----           630,759          484,440               7,452
           4,550,641          3,210,442        10,040,817          877,219         7,170,889       11,124,629           2,228,379
   ------------------  -----------------  ---------------- ----------------  ----------------  ---------------  ------------------
           4,977,637          6,866,455        20,751,610          877,219         7,801,648       11,609,069           2,235,831
   ------------------  -----------------  ---------------- ----------------  ----------------  ---------------  ------------------
$          7,791,646 $        7,049,203 $      23,344,381 $      2,090,803 $       7,534,444 $     11,262,098 $         2,108,419
   ==================  =================  ================ ================  ================  ===============  ==================








$          2,675,076 $          609,688 $       4,137,329 $      1,152,156 $            ---- $         11,145 $            41,977
            (502,495)          (667,514)       (1,484,230)        (312,284)         (190,299)         (84,732)            (14,233)
   ------------------  -----------------  ---------------- ----------------  ----------------  ---------------  ------------------
           2,172,581            (57,826)        2,653,099          839,872          (190,299)         (73,587)             27,744
   ------------------  -----------------  ---------------- ----------------  ----------------  ---------------  ------------------


             523,384            670,657         3,411,482             ----            36,378           28,660              76,905
           2,214,664          5,099,697         8,603,434         (301,584)        3,604,329        1,418,021             135,704
   ------------------  -----------------  ---------------- ----------------  ----------------  ---------------  ------------------
           2,738,048          5,770,354        12,014,916         (301,584)        3,640,707        1,446,681             212,609
   ------------------  -----------------  ---------------- ----------------  ----------------  ---------------  ------------------
$          4,910,629 $        5,712,528 $      14,668,015 $        538,288 $       3,450,408 $      1,373,094 $           240,353
   ==================  =================  ================ ================  ================  ===============  ==================

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                              SEPARATE ACCOUNT VA-2
                              ---------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                 ----------------------------------------------

                                                                                      ALGER AMERICAN FUND
                                                                 ---------------------------------------------------------------
                                                                      SMALL                        INCOME AND        MIDCAP
                                                                  CAPITALIZATION     GROWTH          GROWTH          GROWTH
                                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                  --------------- --------------  --------------  --------------
                              1997
                              ----

INVESTMENT INCOME:

 Dividend distributions received                                 $          ---- $      156,764 $        77,900 $        17,621
 Mortality and expense risk charge                                      (763,410)      (650,590)       (236,367)       (416,023)
                                                                  --------------- --------------  --------------  --------------
NET INVESTMENT INCOME(LOSS)                                             (763,410)      (493,826)       (158,467)       (398,402)
                                                                  --------------- --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:

 Net realized gain(loss) on investments                                2,112,658        283,904         644,447         429,680
 Net change in unrealized appreciation(depreciation)                   5,974,644     10,340,154       4,535,877       3,558,421
                                                                  --------------- --------------  --------------  --------------
NET GAIN(LOSS) ON INVESTMENTS                                          8,087,302     10,624,058       5,180,324       3,988,101
                                                                  --------------- --------------  --------------  --------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $     7,323,892 $   10,130,232 $     5,021,857 $     3,589,699
                                                                  =============== ==============  ==============  ==============




                              1996
                              ----
INVESTMENT INCOME:

 Dividend distributions received                                 $          ---- $       21,310 $       144,960 $          ----
 Mortality and expense risk charge                                      (658,360)      (432,284)       (114,917)       (290,924)
                                                                  --------------- --------------  --------------  --------------
NET INVESTMENT INCOME(LOSS)                                             (658,360)      (410,974)         30,043        (290,924)
                                                                  --------------- --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:

 Net realized gain(loss) on investments                                  228,276        900,815       4,845,801         441,180
 Net change in unrealized appreciation(depreciation)                   1,332,624      3,162,174      (3,244,881)      1,684,242
                                                                  --------------- --------------  --------------  --------------
NET GAIN(LOSS) ON INVESTMENTS                                          1,560,900      4,062,989       1,600,920       2,125,422
                                                                  --------------- --------------  --------------  --------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $       902,540 $    3,652,015 $     1,630,963 $     1,834,498
                                                                  =============== ==============  ==============  ==============






(1) Commenced business 08/30/95.                                  (4) Commenced business 09/18/95.
(2) Commenced business 08/25/95.                                  (5) Commenced business 05/01/97.
(3) Commenced business 08/24/95.                                  (6) Commenced business 05/01/97.




The accompanying notes are an integral part of these financial statements.

                                   (CONTINUED)



        ALGER AMERICAN FUND                                          MFS VARIABLE INSURANCE TRUST
------------------------------------- --------------------------------------------------------------------------------------------
                        LEVERAGED        EMERGING              WORLD              UTILITIES        RESEARCH         GROWTH WITH
      BALANCED           ALLCAP        GROWTH SERIES        GOVERNMENTS            SERIES           SERIES         INCOME SERIES
      PORTFOLIO       PORTFOLIO (1)    PORTFOLIO (2)    SERIES PORTFOLIO (3)    PORTFOLIO (4)    PORTFOLIO (5)     PORTFOLIO(6)
   ----------------  ---------------- ----------------  ---------------------  ---------------- ----------------  ----------------


$           72,040 $            ---- $           ---- $               23,328 $            ---- $           ---- $          55,234
           (83,767)         (107,315)        (383,765)               (23,313)         (123,508)         (21,546)          (65,442)
   ----------------  ---------------- ----------------  ---------------------  ---------------- ----------------  ----------------
           (11,727)         (107,315)        (383,765)                    15          (123,508)         (21,546)          (10,208)
   ----------------  ---------------- ----------------  ---------------------  ---------------- ----------------  ----------------


            97,681              ----             ----                 10,575              ----             ----           258,379
           937,442         1,319,217        5,563,031                (36,397)        2,737,314          129,278           673,794
   ----------------  ---------------- ----------------  ---------------------  ---------------- ----------------  ----------------
         1,035,123         1,319,217        5,563,031                (25,822)        2,737,314          129,278           932,173
   ----------------  ---------------- ----------------  ---------------------  ---------------- ----------------  ----------------
$        1,023,396 $       1,211,902 $      5,179,266 $              (25,807)$       2,613,806 $        107,732 $         921,965
   ================  ================ ================  =====================  ================ ================  ================






$          192,764 $            ---- $           ---- $                 ---- $         122,707 $           ---- $            ----
           (52,447)          (44,009)        (123,685)               (10,173)          (32,684)            ----              ----
   ----------------  ---------------- ----------------  ---------------------  ---------------- ----------------  ----------------
           140,317           (44,009)        (123,685)               (10,173)           90,023             ----              ----
   ----------------  ---------------- ----------------  ---------------------  ---------------- ----------------  ----------------


         1,290,283            21,457          162,364                   ----           318,381             ----              ----
        (1,099,570)          216,090          378,565                 44,953           194,795             ----              ----
   ----------------  ---------------- ----------------  ---------------------  ---------------- ----------------  ----------------
           190,713           237,547          540,929                 44,953           513,176             ----              ----
   ----------------  ---------------- ----------------  ---------------------  ---------------- ----------------  ----------------
$          331,030 $         193,538 $        417,244 $               34,780 $         603,199 $           ---- $            ----
   ================  ================ ================  =====================  ================ ================  ================

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                              SEPARATE ACCOUNT VA-2
                              ---------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                 ----------------------------------------------


                                                                             MORGAN STANLEY UNIVERSAL FUNDS
                                                                  -----------------------------------------------------
                                                                       ASIAN            EMERGING           GLOBAL
                                                                      EQUITY         MARKETS EQUITY        EQUITY
                                                                    PORTFOLIO (1)      PORTFOLIO(2)      PORTFOLIO (3)
                                                                  ----------------  ------------------ ----------------
                              1997
                              ----
INVESTMENT INCOME:

 Dividend distributions received                                 $          1,300 $            20,729 $         18,981
 Mortality and expense risk charge                                         (3,852)            (17,436)         (12,407)
                                                                  ----------------  ------------------ ----------------
NET INVESTMENT INCOME(LOSS)                                                (2,552)              3,293            6,574
                                                                  ----------------  ------------------ ----------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:

 Net realized gain(loss) on investments                                      ----              91,711           40,539
 Net change in unrealized appreciation(depreciation)                     (280,675)           (660,966)          30,082
                                                                  ----------------  ------------------ ----------------
NET GAIN(LOSS) ON INVESTMENTS                                            (280,675)           (569,255)          70,621
                                                                  ----------------  ------------------ ----------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $       (283,227)$          (565,962)$         77,195
                                                                  ================  ================== ================




                              1996
                              ----
INVESTMENT INCOME:

 Dividend distributions received                                 $           ---- $              ---- $           ----
 Mortality and expense risk charge                                           ----                ----             ----
                                                                  ----------------  ------------------ ----------------
NET INVESTMENT INCOME(LOSS)                                                  ----                ----             ----
                                                                  ----------------  ------------------ ----------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:

 Net realized gain(loss) on investments                                      ----                ----             ----
 Net change in unrealized appreciation(depreciation)                         ----                ----             ----
                                                                  ----------------  ------------------ ----------------
NET GAIN(LOSS) ON INVESTMENTS                                                ----                ----             ----
                                                                  ----------------  ------------------ ----------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $           ---- $              ---- $           ----
                                                                  ================  ================== ================






(1) Commenced business 05/12/97.                                 (4) Commenced business 05/01/97.
(2) Commenced business 05/01/97.                                 (5) Commenced business 05/01/97.
(3) Commenced business 05/02/97.

The accompanying notes are an integral part of these financial statements.

                            (CONTINUED)



      MORGAN STANLEY UNIVERSAL FUNDS          DREYFUS
   -------------------------------------  -----------------
     INTERNATIONAL         US REAL
        MAGNUM              ESTATE          STOCK INDEX
     PORTFOLIO (4)      PORTFOLIO (5)        PORTFOLIO
   ------------------  -----------------  -----------------


 $            86,248 $           42,620 $           37,586
             (14,166)           (12,020)           (29,822)
   ------------------  -----------------  -----------------
              72,082             30,600              7,764
   ------------------  -----------------  -----------------


               5,746             51,083               ----
            (278,652)           141,617            240,273
   ------------------  -----------------  -----------------
            (272,906)           192,700            240,273
   ------------------  -----------------  -----------------
$           (200,824)$          223,300 $          248,037
   ==================  =================  =================






 $              ---- $             ---- $          198,026
                ----               ----           (121,070)
   ------------------  -----------------  -----------------
                ----               ----             76,956
   ------------------  -----------------  -----------------


                ----               ----            162,645
                ----               ----          1,517,834
   ------------------  -----------------  -----------------
                ----               ----          1,680,479
   ------------------  -----------------  -----------------
$               ---- $             ---- $        1,757,435
   ==================  =================  =================

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                              SEPARATE ACCOUNT VA-2
                              ---------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
                       -----------------------------------
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                 ----------------------------------------------
                                                                                         VARIABLE INSURANCE PRODUCTS FUND
                                                                                  ----------------------------------------------
                                                                                      MONEY          EQUITY
                                                                                     MARKET          INCOME          GROWTH
                                                                      TOTAL         PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                  --------------- --------------  ------------------------------
                              1997
                              ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:

  Net investment income(loss)                                    $     6,317,949 $    2,999,734 $       268,676 $      (657,588)
  Net realized gain(loss) on investments                              34,973,424           ----      11,299,164       3,731,404
  Net change in unrealized appreciation(depreciation)                118,096,018           ----      24,959,276      19,009,272
                                                                  --------------- --------------  --------------  --------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       159,387,391      2,999,734      36,527,116      22,083,088
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                 96,731,159    (16,426,180)      8,142,445      (7,707,236)
                                                                  --------------- --------------  --------------  --------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                               256,118,550    (13,426,446)     44,669,561      14,375,852
NET ASSETS AT JANUARY 1, 1997                                        811,500,749     71,503,733     134,077,685     111,192,783
                                                                  --------------- --------------  ------------------------------
NET ASSETS AT DECEMBER 31, 1997                                  $ 1,067,619,299 $   58,077,287 $   178,747,246 $   125,568,635
                                                                  =============== ==============  ==============  ==============


                              1996
                              ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:

  Net investment income(loss)                                    $     4,665,866 $    2,883,674 $    (1,350,647)$    (1,037,959)
  Net realized gain(loss) on investments                              25,240,462           ----       4,786,292       7,335,502
  Net change in unrealized appreciation(depreciation)                 40,926,181           ----      10,895,466       5,069,624
                                                                  --------------- --------------  --------------  --------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        70,832,509      2,883,674      14,331,111      11,367,167
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                151,795,930     11,293,782       2,027,569      13,044,680
                                                                  --------------- --------------  --------------  --------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                               222,628,439     14,177,456      16,358,680      24,411,847
NET ASSETS AT JANUARY 1, 1996                                        588,872,310     57,326,277     117,719,005      86,780,936
                                                                  --------------- --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 1996                                  $   811,500,749 $   71,503,733 $   134,077,685 $   111,192,783
                                                                  =============== ==============  ==============  ==============



(1) Commenced business 08/25/95.
(2) Commenced business 09/21/95.
(3) Commenced business 09/15/95.

The accompanying notes are an integral part of these financial statements.

                                   (CONTINUED)



     VARIABLE INSURANCE PRODUCTS FUND                               VARIABLE INSURANCE PRODUCTS FUND II
----------------------------------------  ----------------------------------------------------------------------------------------
         HIGH                                  ASSET         INVESTMENT                                         ASSET MANAGER
        INCOME             OVERSEAS           MANAGER        GRADE BOND        CONTRAFUND        INDEX 500           GROWTH
       PORTFOLIO          PORTFOLIO          PORTFOLIO        PORTFOLIO       PORTFOLIO (1)    PORTFOLIO (2)      PORTFOLIO (3)
   ------------------  -----------------  ---------------- ----------------  ----------------  ---------------  ------------------


$          2,814,009 $          182,748 $       2,592,771 $      1,213,584 $        (267,204)$       (346,971)$          (127,412)
             426,996          3,656,013        10,710,793             ----           630,759          484,440               7,452
           4,550,641          3,210,442        10,040,817          877,219         7,170,889       11,124,629           2,228,379
   ------------------  -----------------  ---------------- ----------------  ----------------  ---------------  ------------------
           7,791,646          7,049,203        23,344,381        2,090,803         7,534,444       11,262,098           2,108,419
            (140,776)        (5,891,139)       (1,349,261)       4,978,214        11,522,809       33,633,958           9,152,452
   ------------------  -----------------  ---------------- ----------------  ----------------  ---------------  ------------------
           7,650,870          1,158,064        21,995,120        7,069,017        19,057,253       44,896,056          11,260,871
          52,634,006         53,983,874       123,309,458       26,591,906        30,144,040       18,156,763           3,082,197
   ------------------  -----------------  ---------------- ----------------  ----------------  ---------------  ------------------
$         60,284,876 $       55,141,938 $     145,304,578 $     33,660,923 $      49,201,293 $     63,052,819 $        14,343,068
   ==================  =================  ================ ================  ================  ===============  ==================




$          2,172,581 $          (57,826)$       2,653,099 $        839,872 $        (190,299)$        (73,587)$            27,744
             523,384            670,657         3,411,482             ----            36,378           28,660              76,905
           2,214,664          5,099,697         8,603,434         (301,584)        3,604,329        1,418,021             135,704
   ------------------  -----------------  ---------------- ----------------  ----------------  ---------------  ------------------
           4,910,629          5,712,528        14,668,015          538,288         3,450,408        1,373,094             240,353
          11,840,393          2,586,833        (6,478,331)       2,966,839        24,201,634       16,120,440           2,618,298
   ------------------  -----------------  ---------------- ----------------  ----------------  ---------------  ------------------
          16,751,022          8,299,361         8,189,684        3,505,127        27,652,042       17,493,534           2,858,651
          35,882,984         45,684,513       115,119,774       23,086,779         2,491,998          663,229             223,546
   ------------------  -----------------  ---------------- ----------------  ----------------  ---------------  ------------------
$         52,634,006 $       53,983,874 $     123,309,458 $     26,591,906 $      30,144,040 $     18,156,763 $         3,082,197
   ==================  =================  ================ ================  ================  ===============  ==================

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                              SEPARATE ACCOUNT VA-2
                              ---------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
                       -----------------------------------
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                 ----------------------------------------------

                                                                                      ALGER AMERICAN FUND
                                                                 ---------------------------------------------------------------
                                                                       SMALL                         INCOME AND       MIDCAP
                                                                  CAPITALIZATION       GROWTH          GROWTH         GROWTH
                                                                     PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                                  ----------------  --------------  --------------  ------------
                              1997
                              ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income(loss)                                    $       (763,410) $     (493,826) $     (158,467) $   (398,402)
  Net realized gain(loss) on investments                                2,112,658         283,904         644,447       429,680
  Net change in unrealized appreciation(depreciation)                   5,974,644      10,340,154       4,535,877     3,558,421
                                                                  ----------------  --------------  --------------  ------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          7,323,892      10,130,232       5,021,857     3,589,699
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                   5,835,385       2,936,361       8,178,488       516,814
                                                                  ----------------  --------------  --------------  ------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                 13,159,277      13,066,593      13,200,345     4,106,513
NET ASSETS AT JANUARY 1, 1997                                          56,586,141      42,166,300      11,739,041    29,257,754
                                                                  ----------------  --------------  --------------  ------------
NET ASSETS AT DECEMBER 31, 1997                                  $     69,745,418  $   55,232,893  $   24,939,386  $ 33,364,267
                                                                  ================  ==============  ==============  ============


                              1996
                              ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income(loss)                                    $       (658,360) $     (410,974) $       30,043  $   (290,924)
  Net realized gain(loss) on investments                                  228,276         900,815       4,845,801       441,180
  Net change in unrealized appreciation(depreciation)                   1,332,624       3,162,174      (3,244,881)    1,684,242
                                                                  ----------------  --------------  --------------  ------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            902,540       3,652,015       1,630,963     1,834,498
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                  11,456,192      14,224,655       3,431,654    12,496,160
                                                                  ----------------  --------------  --------------  ------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                 12,358,732      17,876,670       5,062,617    14,330,658
NET ASSETS AT JANUARY 1, 1996                                          44,227,409      24,289,630       6,676,424    14,927,096
                                                                  ----------------  --------------  --------------  ------------
NET ASSETS AT DECEMBER 31, 1996                                  $     56,586,141  $   42,166,300  $   11,739,041  $ 29,257,754
                                                                  ================  ==============  ==============  ============






(1) Commenced business 08/30/95.                                  (4) Commenced business 09/18/95.
(2) Commenced business 08/25/95.                                  (5) Commenced business 05/01/97.
(3) Commenced business 08/24/95.                                  (6) Commenced business 05/01/97.



The accompanying notes are an integral part of these financial statements.

                                   (CONTINUED)


        ALGER AMERICAN FUND                                  MFS VARIABLE INSURANCE TRUST
------------------------------------- --------------------------------------------------------------------------------------------
                        LEVERAGED        EMERGING              WORLD              UTILITIES        RESEARCH         GROWTH WITH
      BALANCED           ALLCAP        GROWTH SERIES        GOVERNMENTS            SERIES           SERIES         INCOME SERIES
      PORTFOLIO        PORTFOLIO (1)    PORTFOLIO (2)    SERIES PORTFOLIO (3)    PORTFOLIO (4)    PORTFOLIO (5)     PORTFOLIO (6)
   ----------------  ---------------- ----------------  ---------------------  ---------------- ----------------  ----------------

$          (11,727) $       (107,315)$       (383,765)$                   15 $        (123,508)$        (21,546)$         (10,208)
            97,681              ----             ----                 10,575              ----             ----           258,379
           937,442         1,319,217        5,563,031                (36,397)        2,737,314          129,278           673,794
   ----------------  ---------------- ----------------  ---------------------  ---------------- ----------------  ----------------
         1,023,396         1,211,902        5,179,266                (25,807)        2,613,806          107,732           921,965
         1,897,757           826,499       11,676,622                887,245         6,961,486        4,462,222        12,565,362
   ----------------  ---------------- ----------------  ---------------------  ---------------- ----------------  ----------------
         2,921,153         2,038,401       16,855,888                861,438         9,575,292        4,569,954        13,487,327
         5,262,688         6,237,073       19,582,184              1,264,980         5,391,086             ----              ----
   ----------------  ---------------- ----------------  ---------------------  ---------------- ----------------  ----------------
$        8,183,841 $       8,275,474 $     36,438,072 $            2,126,418 $      14,966,378 $      4,569,954 $      13,487,327
   ================  ================ ================  =====================  ================ ================  ================




$          140,317 $         (44,009)$       (123,685)$              (10,173)$          90,023 $           ---- $            ----
         1,290,283            21,457          162,364                   ----           318,381             ----              ----
        (1,099,570)          216,090          378,565                 44,953           194,795             ----              ----
   ----------------  ---------------- ----------------  ---------------------  ---------------- ----------------  ----------------
           331,030           193,538          417,244                 34,780           603,199             ----              ----
         2,405,382         5,013,074       18,219,221              1,053,724         4,246,629             ----              ----
   ----------------  ---------------- ----------------  ---------------------  ---------------- ----------------  ----------------
         2,736,412         5,206,612       18,636,465              1,088,504         4,849,828             ----              ----
         2,526,276         1,030,461          945,719                176,476           541,258             ----              ----
   ----------------  ---------------- ----------------  ---------------------  ---------------- ----------------  ----------------
$        5,262,688 $       6,237,073 $     19,582,184 $            1,264,980 $       5,391,086 $           ---- $            ----
   ================  ================ ================  =====================  ================ ================  ================

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                              SEPARATE ACCOUNT VA-2
                              ---------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
                       -----------------------------------
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                 ----------------------------------------------

                                                                             MORGAN STANLEY UNIVERSAL FUNDS
                                                                  -----------------------------------------------------
                                                                       ASIAN            EMERGING           GLOBAL
                                                                      EQUITY         MARKETS EQUITY        EQUITY
                                                                   PORTFOLIO (1)      PORTFOLIO (2)     PORTFOLIO (3)
                                                                  ----------------  ------------------ ----------------
                              1997
                              ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income(loss)                                    $         (2,552) $            3,293 $          6,574
  Net realized gain(loss) on investments                                     ----              91,711           40,539
  Net change in unrealized appreciation(depreciation)                    (280,675)           (660,966)          30,082
                                                                  ----------------  ------------------ ----------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (283,227)           (565,962)          77,195
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                   1,314,648           3,606,146        2,841,735
                                                                  ----------------  ------------------ ----------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                  1,031,421           3,040,184        2,918,930
NET ASSETS AT JANUARY 1, 1997                                                ----                ----             ----
                                                                  ----------------  ------------------ ----------------
NET ASSETS AT DECEMBER 31, 1997                                  $      1,031,421  $        3,040,184 $      2,918,930
                                                                  ================  ================== ================


                              1996
                              ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income(loss)                                    $           ----  $             ---- $           ----
  Net realized gain(loss) on investments                                     ----                ----             ----
  Net change in unrealized appreciation(depreciation)                        ----                ----             ----
                                                                  ----------------  ------------------ ----------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               ----                ----             ----
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                        ----                ----             ----
                                                                  ----------------  ------------------ ----------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                       ----                ----             ----
NET ASSETS AT JANUARY 1, 1996                                                ----                ----             ----
                                                                  ----------------  ------------------ ----------------
NET ASSETS AT DECEMBER 31, 1996                                  $           ----  $             ---- $           ----
                                                                  ================  ================== ================









(1) Commenced business 05/12/97.                                 (4) Commenced business 05/01/97.
(2) Commenced business 05/01/97.                                 (5) Commenced business 05/01/97.
(3) Commenced business 05/02/97.



The accompanying notes are an integral part of these financial statements.

                           (CONTINUED)


        MORGAN STANLEY UNIVERSAL FUNDS               DREYFUS
-----------------------------------------------  ----------------
       INTERNATIONAL             US REAL
           MAGNUM                 ESTATE           STOCK INDEX
       PORTFOLIO (4)          PORTFOLIO (5)         PORTFOLIO
   -----------------------  -------------------  ----------------

 $                 72,082 $             30,600 $           7,764
                    5,746               51,083              ----
                 (278,652)             141,617           240,273
   -----------------------  -------------------  ----------------
                 (200,824)             223,300           248,037
                3,110,197            2,784,000        (9,585,094)
   -----------------------  -------------------  ----------------
                2,909,373            3,007,300        (9,337,057)
                     ----                 ----         9,337,057
   -----------------------  -------------------  ----------------
 $              2,909,373 $          3,007,300 $            ----
   =======================  ===================  ================




$                    ---- $               ---- $          76,956
                     ----                 ----           162,645
                     ----                 ----         1,517,834
   -----------------------  -------------------  ----------------
                     ----                 ----         1,757,435
                     ----                 ----          (972,898)
   -----------------------  -------------------  ----------------
                     ----                 ----           784,537
                     ----                 ----         8,552,520
   -----------------------  -------------------  ----------------
$                    ---- $               ---- $       9,337,057
   =======================  ===================  ================

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                              SEPARATE ACCOUNT VA-2
                              ---------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------




1.     ORGANIZATION AND ACCOUNTING POLICIES
-------------------------------------------
       Ameritas Variable Life Insurance Company Separate Account VA-2 (the Account) was established on May 28, 1987 under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by Ameritas Life Insurance Corp (ALIC) and 34% owned by AmerUs Life Insurance Company (AmerUs). The assets of the Account are segregated from AVLIC's other assets and are used only to support variable annuity products issued by AVLIC.

       The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1997, there are twenty-six subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of Variable Insurance Products Fund and five invest only in a corresponding Portfolio of Variable Insurance Products Fund II. Both funds are diversified open-end management investment companies and are managed by Fidelity Management and Research Company. Six of the subaccounts invest only in a corresponding Portfolio of Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. Five of the subaccounts invest only in a corresponding Portfolio of MFS Variable Insurance Trust which is a diversified open-end management investment company managed by Massachusetts Financial Services Company. Five of the subaccounts invest only in a corresponding Portfolio of Morgan Stanley Universal Funds, Inc. which is a diversified open-end management investment company managed by Morgan Stanley Asset Management, Inc. All five funds are registered under the Investment Company Act of 1940, as amended. Each Portfolio is registered under the Investment Company Act of 1940, as amended. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the Funds.

       Pursuant to an order of the SEC allowing for the substitution, all policyholder funds invested in a Portfolio of Dreyfus Stock Index Fund were transferred to the Index 500 subaccount of the Fidelity Variable Insurance Products Fund II as of March 31, 1997.

       USE OF ESTIMATES
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       VALUATION OF INVESTMENTS
       The assets of the Account are carried at the net asset value of the underlying Portfolios of the Funds. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

       FEDERAL AND STATE TAXES
       The operations of the Account are included in the federal income tax return of AVLIC, which is taxed as a life insurance company under the Internal Revenue Code. AVLIC has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, AVLIC does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

2.      POLICYOWNER CHARGES
---------------------------
       AVLIC charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyowner, including the Fixed Account option which is not reflected in this separate account.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                              SEPARATE ACCOUNT VA-2
                              ---------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------



3.  SHARES OWNED
----------------
     The Account invests in shares of mutual funds. Share activity and total shares owned were as follows:

                                                                    VARIABLE INSURANCE PRODUCTS FUND
                                          --------------------------------------------------------------------------------------
                                               MONEY           EQUITY                               HIGH
                                              MARKET           INCOME            GROWTH            INCOME          OVERSEAS
                                             PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
                                          ---------------- ----------------  ----------------  ---------------  ----------------

     Shares owned at January 1, 1997       71,503,732.540    6,375,543.739     3,570,738.040    4,203,994.114     2,865,386.075
     Shares acquired                      853,215,634.620    6,785,276.757     9,039,036.135   12,090,797.257     6,633,173.353
     Shares disposed of                  (866,642,080.290)  (5,798,907.580)   (9,225,174.855) (11,855,551.599)   (6,626,583.510)
                                          ---------------- ----------------  ----------------  ---------------  ----------------
     Shares owned at December 31, 1997     58,077,286.870    7,361,912.916     3,384,599.320    4,439,239.772     2,871,975.918
                                          ================ ================  ================  ===============  ================



     Shares owned at January 1, 1996       57,326,276.820    6,108,926.067     2,971,949.855    2,977,840.998     2,679,443.568
     Shares acquired                      952,580,461.010    4,533,341.253    20,102,201.432   10,915,589.970     4,863,839.985
     Shares disposed of                  (938,403,005.290)  (4,266,723.581)  (19,503,413.247)  (9,689,436.854)   (4,677,897.478)
                                          ---------------- ----------------  ----------------  ---------------  ----------------
     Shares owned at December 31, 1996     71,503,732.540    6,375,543.739     3,570,738.040    4,203,994.114     2,865,386.075
                                          ================ ================  ================  ===============  ================







(1) Commenced business 08/25/95.
(2) Commenced business 09/21/95.
(3) Commenced business 09/15/95.

                                   (CONTINUED)







                          VARIABLE INSURANCE PRODUCTS FUND II                                      ALGER AMERICAN FUND
-----------------------------------------------------------------------------------------  -------------------------------------
     ASSET           INVESTMENT                                          ASSET MANAGER           SMALL
    MANAGER          GRADE BOND        CONTRAFUND        INDEX 500           GROWTH          CAPITALIZATION         GROWTH
   PORTFOLIO          PORTFOLIO      PORTFOLIO (1)     PORTFOLIO (2)     PORTFOLIO (3)         PORTFOLIO           PORTFOLIO
-----------------  ----------------  ---------------  ----------------  -----------------  -------------------  ----------------
  7,283,488.356     2,172,541.324     1,820,292.255       203,711.023        235,282.226        1,383,186.051     1,228,263.919
  2,847,323.335     1,694,137.840     2,201,624.166     1,006,210.576      1,122,271.776        4,468,000.589     1,800,274.339
 (2,062,817.354)   (1,186,669.373)   (1,554,449.386)     (658,712.406)      (480,838.378)      (4,257,005.656)   (1,736,842.899)
-----------------  ----------------  ---------------  ----------------  -----------------  -------------------  ----------------
  8,067,994.337     2,680,009.791     2,467,467.035       551,209.193        876,715.624        1,594,180.984     1,291,695.359
=================  ================  ===============  ================  =================  ===================  ================



  7,290,675.998     1,849,902.201       180,841.664         8,760.127         18,976.724        1,122,238.230       779,513.143
  1,781,334.161     1,534,023.132     2,922,203.640       377,062.682        327,941.500        1,905,469.668     1,332,399.847
 (1,788,521.803)   (1,211,384.009)   (1,282,753.049)     (182,111.786)      (111,635.998)      (1,644,521.847)     (883,649.071)
-----------------  ----------------  ---------------  ----------------  -----------------  -------------------  ----------------
  7,283,488.356     2,172,541.324     1,820,292.255       203,711.023        235,282.226        1,383,186.051     1,228,263.919
=================  ================  ===============  ================  =================  ===================  ================

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                              SEPARATE ACCOUNT VA-2
                              ---------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------



3.     SHARES OWNED, CONTINUED
------------------------------
       The Account invests in shares of mutual funds.  Share activity and total shares owned were as follows:

                                                                    ALGER AMERICAN FUND
                                            --------------------------------------------------------------------
                                              INCOME AND         MIDCAP                            LEVERAGED
                                                GROWTH           GROWTH           BALANCED          ALLCAP
                                              PORTFOLIO         PORTFOLIO         PORTFOLIO      PORTFOLIO (1)
                                            ---------------  ----------------  ---------------- ----------------
       Shares owned at January 1, 1997       1,394,185.376     1,370,386.612       569,554.981      322,162.842
       Shares acquired                       2,269,264.497     1,673,797.476       422,401.028      415,875.563
       Shares disposed of                   (1,394,169.995)   (1,664,355.022)     (231,375.973)    (380,875.070)
                                            ---------------  ----------------  ---------------- ----------------
       Shares owned at December 31, 1997     2,269,279.878     1,379,829.066       760,580.036      357,163.335
                                            ===============  ================  ================ ================



       Shares owned at January 1, 1996         375,290.867       767,854.736       185,210.868       59,119.959
       Shares acquired                       1,439,623.568     1,365,941.530       534,194.021      379,180.932
       Shares disposed of                     (420,729.059)     (763,409.654)     (149,849.908)    (116,138.049)
                                            ---------------  ----------------  ---------------- ----------------
       Shares owned at December 31, 1996     1,394,185.376     1,370,386.612       569,554.981      322,162.842
                                            ===============  ================  ================ ================







       (1) Commenced business 08/30/95.                      (5) Commenced business 05/01/97.
       (2) Commenced business 08/25/95.                      (6) Commenced business 05/01/97.
       (3) Commenced business 08/24/95.                      (7) Commenced business 05/12/97.
       (4) Commenced business 09/18/95.                      (8) Commenced business 05/01/97.

                                   (CONTINUED)







                                 MFS VARIABLE INSURANCE TRUST                                      MORGAN STANLEY UNIVERSAL FUNDS
----------------------------------------------------------------------------------------------- ------------------------------------
    EMERGING               WORLD              UTILITIES         RESEARCH         GROWTH WITH         ASIAN            EMERGING
 GROWTH SERIES          GOVERNMENTS             SERIES           SERIES         INCOME SERIES       EQUITY         MARKETS EQUITY
 PORTFOLIO (2)      SERIES PORTFOLIO (3)    PORTFOLIO (4)     PORTFOLIO (5)     PORTFOLIO (6)    PORTFOLIO (7)     PORTFOLIO (8)
-----------------  -----------------------  ---------------  ----------------  ---------------- ----------------  -----------------
  1,479,016.961              119,563.323      394,662.255          ----              ----             ----               ----
  2,976,120.153              298,925.691      898,208.994       337,744.371       905,870.017      190,839.842        443,006.443
 (2,197,511.806)            (210,220.874)    (460,943.591)      (48,323.607)      (85,473.001)      (7,963.833)      (120,611.542)
-----------------  -----------------------  ---------------  ----------------  ---------------- ----------------  -----------------
  2,257,625.308              208,268.140      831,927.658       289,420.764       820,397.016      182,876.009        322,394.901
=================  =======================  ===============  ================  ================ ================  =================



     82,885.087               17,352.610       43,059.498          ----              ----             ----               ----
  2,018,133.694              308,218.693      578,050.865          ----              ----             ----               ----
   (622,001.820)            (206,007.980)    (226,448.108)         ----              ----             ----               ----
-----------------  -----------------------  ---------------  ----------------  ---------------- ----------------  -----------------
  1,479,016.961              119,563.323      394,662.255          ----              ----             ----               ----
=================  =======================  ===============  ================  ================ ================  =================


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                              SEPARATE ACCOUNT VA-2
                              ---------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------




3.     SHARES OWNED, CONTINUED
------------------------------
       The Account invests in shares of mutual funds.  Share activity and total shares owned were as follows:

                                                        MORGAN STANLEY UNIVERSAL FUNDS                    DREYFUS
                                            --------------------------------------------------------  -----------------
                                                 GLOBAL          INTERNATIONAL         US REAL
                                                 EQUITY             MAGNUM             ESTATE           STOCK INDEX
                                             PORTFOLIO (1)       PORTFOLIO (2)      PORTFOLIO (3)      FUND PORTFOLIO
                                            -----------------  ------------------ ------------------  -----------------
       Shares owned at January 1, 1997                  ----                ----               ----        460,407.134
       Shares acquired                           350,250.974         359,431.599        443,135.897          3,213.612
       Shares disposed of                       (101,619.756)        (79,145.187)      (179,568.870)      (463,620.746)
                                            -----------------  ------------------ ------------------  -----------------
       Shares owned at December 31, 1997         248,631.218         280,286.412        263,567.027             (0.000)
                                            =================  ================== ==================  =================



       Shares owned at January 1, 1996                  ----                ----               ----        497,239.510
       Shares acquired                                  ----                ----               ----        286,490.226
       Shares disposed of                               ----                ----               ----       (323,322.602)
                                            -----------------  ------------------ ------------------  -----------------
       Shares owned at December 31, 1996                ----                ----               ----        460,407.134
                                            =================  ================== ==================  =================







       (1) Commenced business 05/02/97.
       (2) Commenced business 05/01/97.
       (3) Commenced business 05/01/97.

INDEPENDENT AUDITORS' REPORT



Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

     We have audited the accompanying balance sheets of Ameritas Variable Life Insurance Company as of December 31, 1997 and 1996, and the related statements of operations, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP


Lincoln, Nebraska
February 2, 1998

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                                 BALANCE SHEETS
                                 --------------
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                      -------------------------------------

                                                                                             DECEMBER 31,
                                                                               ---------------------------------------------
                                                                                       1997                       1996
                                                                               ---------------------      ------------------
  ASSETS
  ------

  Investments:
   Fixed maturity securities, available for sale (amortized cost
        $113,158 - 1997 and $62,048 - 1996)                                     $              115,955    $             62,621
   Equity securities, available for sale (amortized cost
        $4,061 - 1997)                                                                           4,135                       -
   Loans on insurance policies                                                                   7,482                   4,309
   Other invested assets                                                                         2,206                       -
                                                                                ----------------------    --------------------
      Total investments                                                                        129,778                  66,930

  Cash and cash equivalents                                                                     13,711                  10,684
  Accrued investment income                                                                      1,801                   1,096
  Reinsurance recoverable-affiliates                                                               514                       9
  Prepaid reinsurance premium-affiliates                                                         2,298                   2,156
  Deferred policy acquisition costs                                                             98,746                  79,272
  Other                                                                                            199                     483
  Separate Accounts                                                                          1,265,348                 947,580
                                                                                ----------------------     -------------------
                                                                                $            1,512,395     $         1,108,210
                                                                                ======================     ===================

 LIABILITIES AND STOCKHOLDER'S EQUITY
 ------------------------------------
  LIABILITIES:
  Policy and contract reserves                                                  $                  941    $               749
  Policy and contract claims                                                                       925                    106
  Accumulated contract values                                                                  154,281                 77,560
  Unearned policy charges                                                                        1,498                  1,243
  Unearned reinsurance ceded allowance                                                           3,268                  3,139
  Federal income taxes--
      Current                                                                                    1,466                    875
      Deferred                                                                                   9,326                  9,921
  Other                                                                                         10,200                  8,028
  Separate Accounts                                                                          1,265,348                947,580
                                                                                ----------------------    -------------------
      Total Liabilities                                                                      1,447,253              1,049,201
                                                                                ----------------------    -------------------

 STOCKHOLDER'S EQUITY:
  Common stock, par value $100 per share;
   authorized 50,000 shares, issued and
   outstanding 40,000 shares                                                                     4,000                 4,000
  Additional paid-in capital                                                                    40,370                40,370
  Retained earnings                                                                             20,180                14,510
  Net unrealized investment gain                                                                   592                   129
                                                                                ----------------------     -----------------
      Total Stockholder's Equity                                                                65,142                59,009
                                                                                ----------------------     -----------------

                                                                                $            1,512,395     $       1,108,210
                                                                                ======================     =================



 The accompanying notes are an integral part of these financial statements.

                   AMERITAS VARIABLE LIFE INSURANCE COMPANY
                   ----------------------------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
                                 (IN THOUSANDS)
                                 --------------


                                                                                      YEARS ENDED DECEMBER 31,
                                                                ---------------------------------------------------------------
                                                                        1997                     1996                1995
                                                                ---------------------    -------------------    ---------------
       INCOME:

       Insurance revenues:
        Contract charges                                         $            33,717   $              26,345   $        18,350
        Premium-reinsurance ceded                                             (6,840)                 (5,895)           (4,289)
        Reinsurance ceded allowance                                            2,752                   2,235             1,859

       Investment revenues:

          Investment income, net                                               8,277                   3,603             3,492
          Realized gains, net                                                    368                      19                28

        Other                                                                    980                     567               261
                                                                  -------------------    --------------------   ---------------
                                                                              39,254                  26,874            19,701
       BENEFITS AND EXPENSES:                                     -------------------    --------------------   ---------------
        Policy benefits:

          Death benefits                                                       1,356                     716               268
          Interest credited                                                    7,258                   2,736             1,995
          Increase in policy and contract reserves                               192                     140               183
          Other                                                                   92                      52                32
        Sales and operating expenses                                          11,641                  10,041             6,815
        Amortization of deferred policy acquisition costs                      9,584                   5,531             3,057
                                                                 -------------------    --------------------    ---------------
                                                                              30,123                  19,216            12,350
                                                                 -------------------    --------------------    ---------------
       INCOME BEFORE FEDERAL INCOME TAXES                                      9,131                   7,658             7,351
                                                                 -------------------    --------------------    ---------------
       Income taxes - current                                                  4,305                   3,819             1,685
       Income taxes - deferred                                                  (844)                   (811)              902
                                                                 -------------------    --------------------    ---------------
          Total income taxes                                                   3,461                   3,008             2,587
                                                                 -------------------    --------------------    ---------------
       NET INCOME                                                $             5,670    $              4,650    $        4,764
                                                                 ===================    ====================    ===============




The accompanying notes are an integral part of these financial statements.

                  AMERITAS VARIABLE LIFE INSURANCE COMPANY
                  ----------------------------------------
                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  ---------------------------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ---------------------------------------------------
                          (IN THOUSANDS, EXCEPT SHARES)
                          -----------------------------




                                                                                                             NET
                                                    COMMON STOCK          ADDITIONAL                      UNREALIZED
                                                 --------------------     PAID - IN       RETAINED        INVESTMENT
                                                 SHARES      AMOUNT        CAPITAL        EARNINGS        GAIN (LOSS)     TOTAL
                                                 -------    ---------    ------------    ------------    -------------  -----------

       BALANCE, January 1, 1995                    40,000     $   4,000    $     29,700    $    5,096    $       (173)  $    38,623

        Net unrealized investment gain, net             -             -               -             -             609           609

        Net income                                      -             -               -         4,764               -         4,764

                                                  -------    ----------   -------------  ------------    ------------   -----------
        BALANCE, December 31, 1995                 40,000         4,000          29,700         9,860             436        43,996

        Return of capital                               -             -         (15,000)            -               -       (15,000)

        Capital contribution from
          AMAL Corporation                              -             -          25,670             -               -        25,670

        Net unrealized investment loss, net             -             -               -             -            (307)         (307)

        Net income                                      -             -               -         4,650               -         4,650

                                                 --------  ------------  --------------  ------------   -------------   -----------
        BALANCE, December 31, 1996                 40,000         4,000          40,370        14,510             129        59,009

        Net unrealized investment gain, net             -             -               -             -             463           463

        Net income                                      -             -               -         5,670               -         5,670

                                                 --------  ------------  --------------   -----------   -------------   -----------
        BALANCE, December 31, 1997                 40,000   $     4,000  $       40,370   $    20,180   $         592   $    65,142
                                                 ========  ============  ==============   ===========   =============   ===========





The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                            STATEMENTS OF CASH FLOWS
                            ------------------------
                                 (IN THOUSANDS)
                                 --------------
                                                                                                   YEARS ENDED DECEMBER 31,
                                                                                     ----------------------------------------------
                                                                                        1997                  1996            1995
                                                                                     -------------        -----------       -------
        OPERATING ACTIVITIES
        --------------------
        Net Income                                                                   $     5,670 $            4,650 $        4,764
        Adjustments to reconcile net income to net cash
         provided by operating activities:
            Amortization of deferred policy acquisition costs                              9,584              5,531          3,057
            Policy acquisition costs deferred                                            (30,642)           (26,596)       (16,020)
            Interest credited to contract values                                           7,258              2,736          1,995
            Amortization of discounts or premiums                                            (40)               (83)           (70)
            Change in fair value of other invested assets                                   (631)                 -              -
            Net realized gains on investment transactions                                   (368)               (19)           (28)
            Deferred income taxes                                                           (844)              (811)           902
            Change in assets and liabilities:
             Accrued investment income                                                      (705)              (306)           (15)
             Reinsurance recoverable-affiliates                                             (505)                48            412
             Prepaid reinsurance premium-affiliates                                         (142)              (650)          (487)
             Other assets                                                                    284               (377)           (18)
             Policy and contract reserves                                                    192                140            183
             Policy and contract claims                                                      819                106            (57)
             Unearned policy charges                                                         255                279            234
             Federal income tax payable-current                                              591               (310)           698
             Unearned reinsurance ceded allowance                                            129                860            610
             Other liabilities                                                             2,172              3,762          1,996
                                                                                     ------------  -----------------  ------------
        Net cash used in operating activities                                             (6,923)           (11,040)        (1,844)
                                                                                     ------------  -----------------   -----------
        INVESTING ACTIVITIES
        --------------------
        Purchase of fixed maturity securities available for sale                         (92,291)           (31,514)        (7,760)
        Purchase of equity securities available for sale                                  (4,311)                 -              -
        Purchase of other invested assets                                                 (1,611)                 -              -
        Proceeds from maturities or repayment of fixed maturity securities
            available for sale                                                            25,168              5,307          3,738
        Proceeds from sales of fixed maturity securities available for sale               16,419              3,014              -
        Proceeds from the sale of equity securities available for sale                       252                  -              -
        Proceeds from the sale of other invested assets                                       35                  -              -
        Net change in loans on insurance policies                                         (3,173)            (1,670)        (1,042)
                                                                                      -----------   ----------------   -----------
         Net cash used in investing activities                                           (59,512)           (24,863)        (5,064)
                                                                                      -----------   ----------------   -----------





The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                            STATEMENTS OF CASH FLOWS
                            ------------------------
                                 (IN THOUSANDS)
                                 --------------

                                                                                  YEARS ENDED DECEMBER 31,
                                                                     ----------------------------------------------------
                                                                          1997                 1996               1995
                                                                     ----------------    ----------------  --------------
   FINANCING ACTIVITIES
   --------------------

   Return of capital                                                                -           (15,000)               -
   Capital contribution                                                             -            25,670                -
   Net change in accumulated contract values                                   69,462            30,257            4,448
                                                                        -------------     -------------    -------------
    Net cash from financing activities                                         69,462            40,927            4,448
                                                                        -------------     -------------    -------------
   INCREASE(DECREASE) IN CASH AND CASH EQUIVALENTS                              3,027             5,024          (2,460)

   CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                            10,684             5,660            8,120
                                                                        -------------    --------------   --------------
   CASH AND CASH EQUIVALENTS AT END OF PERIOD                           $      13,711    $       10,684   $        5,660
                                                                        =============    ==============   ==============
   SUPPLEMENTAL CASH FLOW INFORMATION:
   -----------------------------------

   Cash paid for income taxes                                           $       3,714    $        4,129   $         987









   The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)

    1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    ------------------------------------------------------------------------

    Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, was a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC), until April of 1996 when it became a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by ALIC and 34% owned by AmerUs Life Insurance Company (AmerUs). The company began issuing variable life insurance and variable annuity policies in 1987, fixed premium annuities in 1996 and equity indexed annuities in 1997. The variable life, variable annuity, fixed premium annuity and equity indexed annuity policies are not participating with respect to dividends.

    USE OF ESTIMATES
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    The principal accounting and reporting practices followed are:

    INVESTMENTS
    The Company classifies its securities into categories based upon the Company's intent relative to the eventual disposition of the securities. The first category, held to maturity securities, is comprised of fixed maturity securities which the Company has the positive intent and ability to hold to maturity. These securities are carried at amortized cost. The second category, available for sale securities, may be sold to address the liquidity and other needs of the Company. Securities classified as available for sale are carried at fair value on the balance sheet with unrealized gains and losses excluded from income and reported as a separate component of stockholder's equity, net of related deferred acquisition costs and income tax effects. The third category, trading securities, is for debt and equity securities acquired for the purpose of selling them in the near term. The Company has classified all of its securities as available for sale. Realized investment gains and losses on sales of securities are determined on the specific identification method.

    Other Invested Assets consist of exchange and privately traded options tied to the Standard and Poor's Index and are valued at fair value with changes in the fair value of these investments included in net investment income.

    The Company records write-offs or allowances for its investments based upon a evaluation of specific problem investments. The Company reviews, on a continual basis, all invested assets to identify investments where the Company may have credit concerns. Investments with credit concerns include those the Company has identified as experiencing a deterioration in financial condition. The Company has no write-offs or allowances recorded as of December 31, 1997, 1996 and 1995.

    CASH EQUIVALENTS
    The Company considers all highly liquid debt securities purchased with remaining maturity of less than three months to be cash equivalents.

    SEPARATE ACCOUNTS
    The Company operates separate accounts on which the earnings or losses accrue exclusively to contractholders. The assets (mutual fund investments) and liabilities of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are reported at fair value.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)

    1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    -----------------------------------------------------------------------
    (CONTINUED)
    -----------

    PREMIUM REVENUE AND BENEFITS TO POLICYOWNERS
    RECOGNITION OF UNIVERSAL LIFE-TYPE CONTRACTS REVENUE AND BENEFITS TO POLICYOWNERS
    Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyowner, premiums paid by the policyowner or interest accrued to policyowners balances. Amounts received as payments for such contracts are reflected as deposits and are not reported as premium revenues.

    Revenues for universal life-type policies consist of charges assessed against policy account values for deferred policy loading, mortality risk expense, the cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts under the fixed account investment option and benefit claims incurred in the period in excess of related policy account balances.

    RECOGNITION OF INVESTMENT CONTRACT REVENUE AND BENEFITS TO POLICYOWNERS Contracts that do not subject the Company to risks arising from policyowner mortality or morbidity are referred to as investment contracts. Certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are reflected as deposits and are not reported as premium revenues.

    Revenues for investment products consist of investment income and policy administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

    POLICY ACQUISITION COSTS
    Those costs of acquiring new business, which vary with and are directly related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs include commissions, certain costs of policy issuance and underwriting, and certain variable distribution expenses.

    Costs deferred related to universal life-type policies and investment-type contracts are amortized generally over the lives of the policies, in relation to the present value of estimated gross profits from mortality, investment and expense margins. The estimated gross profits are reviewed periodically based on actual experience and changes in assumptions.

    A roll-forward of the amounts reflected in the balance sheets as deferred acquisition costs is as follows:

                                                                                            DECEMBER 31,
                                                                            -------------------------------------------------
                                                                                 1997              1996              1995
     ------------------------------------------------------------------------------------------------------------------------
      Beginning balance                                                     $      79,272     $        57,664     $    45,940
      Acquisition costs deferred                                                   30,642              26,596          16,020
      Amortization of deferred policy acquisition costs                            (9,584)             (5,531)         (3,057)
      Adjustment for unrealized investment (gain)/loss                             (1,584)                543          (1,239)
     -------------------------------------------------------------------------------------------------------------------------
      Ending balance                                                        $      98,746     $        79,272     $    57,664
     -------------------------------------------------------------------------------------------------------------------------


    To the extent that unrealized gains or losses on available for sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded as an adjustment of the unrealized investment gains or losses included in stockholder's equity.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)
                                 --------------


    1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    -----------------------------------------------------------------------
    (CONTINUED)
    -----------

    FUTURE POLICY AND CONTRACT BENEFITS
    Liabilities for future policy and contract benefits left with the Company on variable universal life and annuity-type contracts are based on the policy account balance, and are shown as accumulated contract values. In addition the Company carries as future policy benefits a liability for additional coverages offered under policy riders.

    INCOME TAXES
    The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the cumulative differences in assets and liabilities determined on a tax return and financial statement basis at the current enacted tax rates.

    RECLASSIFICATIONS
    Certain items on the prior year financial statements have been restated to conform to current year presentation.

    2.  INVESTMENTS
    ---------------

    Investment income summarized by type of investment was as follows:


                                                                                          YEARS ENDED DECEMBER 31
                                                                                ---------------------------------------------
                                                                                       1997             1996           1995
     ------------------------------------------------------------------------------------------------------------------------
      Fixed maturity securities available for sale                               $     6,622      $     3,308     $     2,819
      Equity Securities available for sale                                               156                -               -
      Loans on insurance policies                                                        370              214             128
      Cash equivalents                                                                   643              618             597
      Other invested assets                                                              630                -               -
     ------------------------------------------------------------------------------------------------------------------------
        Gross investment income                                                        8,421            4,140           3,544
      Investment expenses                                                                144              537              52
     ------------------------------------------------------------------------------------------------------------------------
        Net investment income                                                    $     8,277      $     3,603     $     3,492
     ------------------------------------------------------------------------------------------------------------------------

     Net pretax realized investment gains (losses) were as follows:

                                                                                            YEARS ENDED DECEMBER 31
                                                                                ---------------------------------------------
                                                                                       1997             1996           1995
     ------------------------------------------------------------------------------------------------------------------------
      Net gains on disposals of fixed maturity securities
        available for sale                                                       $       365     $         19    $         28
      Net gains on disposal of equity securities available for sale                        3                -               -
     ------------------------------------------------------------------------------------------------------------------------
      Net gains on disposal of securities available for sale                     $       368     $         19    $         28
     ------------------------------------------------------------------------------------------------------------------------

                   AMERITAS VARIABLE LIFE INSURANCE COMPANY
                   ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)

    2.  INVESTMENTS (CONTINUED)
    ---------------------------

    Proceeds from sales of securities available for sale and gross gains and losses realized on those sales were as follows:

                                                                                         YEAR ENDED DECEMBER 31, 1997
                                                                                  ------------------------------------------------
                                                                                       PROCEEDS              GAINS        LOSSES
     -----------------------------------------------------------------------------------------------------------------------------
      Fixed maturity securities available for sale                                $      16,419    $             161   $         8
      Equity securities available for sale                                                  252                    2             -
     -----------------------------------------------------------------------------------------------------------------------------
      Total securities available for sale                                         $      16,671    $             163   $         8
     -----------------------------------------------------------------------------------------------------------------------------

                                                                                         YEAR ENDED DECEMBER 31, 1996
                                                                                  ------------------------------------------------
                                                                                       PROCEEDS               GAINS       LOSSES
     -----------------------------------------------------------------------------------------------------------------------------
      Fixed maturity securities available for sale                                $      3,014     $             30    $         -
     -----------------------------------------------------------------------------------------------------------------------------

    There were no disposals of fixed maturity securities available for sale during 1995 other than calls or maturities.

    The amortized cost and fair value of investments in securities by type of investment were as follows:

                                                                                     DECEMBER 31, 1997
                                                                 ----------------------------------------------------------
                                                                    AMORTIZED            GROSS UNREALIZED             FAIR
                                                                                         ----------------
                                                                      COST               GAINS      LOSSES            VALUE
      ---------------------------------------------------------------------------------------------------------------------
        U. S. Corporate                                           $     75,705      $    2,024     $    16   $       77,713
        Mortgage-backed                                                 25,518             592           -           26,110
        U.S. Treasury securities and obligations of
          U.S. government agencies                                      11,935             221          24           12,132
      ---------------------------------------------------------------------------------------------------------------------
         Total fixed maturity securities available for sale            113,158           2,837          40          115,955
      ---------------------------------------------------------------------------------------------------------------------
        Equity securities available for sale                             4,061              74           -            4,135
      ---------------------------------------------------------------------------------------------------------------------
         Total securities available for sale                      $    117,219      $    2,911     $    40   $      120,090
      ---------------------------------------------------------------------------------------------------------------------

    The December 31, 1997 balance of stockholder's equity was increased by $463
    (comprised of an increase in the carrying value of the securities of $2,298, reduced by $1,584 of related adjustments to deferred acquisition costs and $251 in deferred income taxes) to reflect the net unrealized gain on securities classified as available for sale.

                  AMERITAS VARIABLE LIFE INSURANCE COMPANY
                  ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)


    2.  INVESTMENTS (CONTINUED)
    ---------------------------
                                                                                     DECEMBER 31, 1996
                                                                  -----------------------------------------------------------
                                                                                         GROSS UNREALIZED
                                                                     AMORTIZED          ------------------           FAIR
                                                                       COST             GAINS       LOSSES           VALUE
       ----------------------------------------------------------------------------------------------------------------------
        U. S. Corporate                                           $    33,690      $       437      $       114   $    34,013
        Mortgage-backed                                                13,407              209               22        13,594
        U.S. Treasury securities and obligations of
          U.S. government agencies                                     14,951              158               95        15,014
       ----------------------------------------------------------------------------------------------------------------------
         Total fixed maturity securities available for sale       $    62,048      $       804      $       231   $    62,621
       ----------------------------------------------------------------------------------------------------------------------

    The December 31, 1996 balance of stockholder's equity was decreased by $307
    (comprised of a decrease in the carrying value of the securities of $1,017, reduced by $545 of related adjustments to deferred acquisition costs and $165 in deferred income taxes) to reflect the net unrealized gain on securities classified as available for sale.

    The amortized cost and fair value of fixed maturity securities available for sale by contractual maturity at December 31, 1997 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                     AMORTIZED         FAIR
                                                                                                       COST            VALUE
   -------------------------------------------------------------------------------------------------------------------------
    Due in one year or less                                                                     $       7,376   $      7,427
    Due after one year through five years                                                              21,509         21,841
    Due after five years through ten years                                                             42,116         43,252
    Due after ten years                                                                                16,639         17,325
    Mortgage-backed securities                                                                         25,518         26,110
   -------------------------------------------------------------------------------------------------------------------------
       Total                                                                                     $    113,158  $     115,955
   -------------------------------------------------------------------------------------------------------------------------

    The Company purchases exchange and privately traded options to support certain equity index annuity policyowner liabilities. These derivatives, reflected as other invested assets, are used to manage fluctuations in the equity market risk granted to the policyowners of the equity advantage annuities. These derivatives involve, to varying degrees, elements of credit risk and market risk. Credit risk is the risk of loss from a private party failing to perform according to the terms of the contract. Market risk is the possibility that future changes in market prices may make the derivative less valuable, which offset guarantees granted to policyowners.
    The options value on the balance sheet reflects the risk of potential loss to the entity.

    The Company's outstanding positions, which expire over various terms ranging from 1 to 7 years, shown in notional or contract amounts, along with their cost and estimated fair values, are summarized as follows:

                                                                                        YEAR ENDED DECEMBER 31, 1997
   --------------------------------------------------------------------------------------------------------------------------
                                                                                    NOTIONAL                           FAIR
                                                                                    AMOUNT                COST         VALUE
   --------------------------------------------------------------------------------------------------------------------------
      Options                                                                    $     1,340       $      1,544   $     2,206
   --------------------------------------------------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)


    3.  INCOME TAXES
    ----------------

    The items that give rise to deferred tax assets and liabilities relate to the following:
                                                                                                         YEARS ENDED DECEMBER 31
                                                                                                      ---------------------------
                                                                                                           1997              1996
    -----------------------------------------------------------------------------------------------------------------------------
      Net unrealized investment gains on securites available for sale                                 $    1,080      $       277
      Deferred policy acquisition costs                                                                   29,271           23,727
      Prepaid expenses                                                                                       804              172
    -----------------------------------------------------------------------------------------------------------------------------
      Gross deferred tax liability                                                                        31,155           24,176
    -----------------------------------------------------------------------------------------------------------------------------
      Future policy and contract benefits                                                                 20,014           12,620
      Deferred future revenues                                                                             1,668            1,534
      Other                                                                                                  147              101
    -----------------------------------------------------------------------------------------------------------------------------
      Gross deferred tax asset                                                                            21,829           14,255
    -----------------------------------------------------------------------------------------------------------------------------
        Net deferred tax liability                                                                    $    9,326      $     9,921
    -----------------------------------------------------------------------------------------------------------------------------

    The difference between the U.S. federal income tax rate and the consolidated tax provision rate is summarized as follows:

                                                                                                     YEARS ENDED DECEMBER 31
                                                                                           --------------------------------------
                                                                                             1997           1996           1995
    -----------------------------------------------------------------------------------------------------------------------------
      Federal statutory tax rate                                                             35.0 %         35.0 %         35.0 %
      Other                                                                                   2.9            4.3            0.2
    -----------------------------------------------------------------------------------------------------------------------------
        Effective tax rate                                                                   37.9 %         39.3 %         35.2 %
    -----------------------------------------------------------------------------------------------------------------------------


    4.  RELATED PARTY TRANSACTIONS
    ------------------------------

    Affiliates provide technical, financial and legal support to the Company under administrative service agreements. The cost of these services to the Company for years ended December 3l, 1997, 1996 and l995 was $9,810, $8,907 and $4,858, respectively. The Company also leased office space and furniture and equipment from affiliates during 1995. The cost of these leases to the Company for the year ended December 31, 1995 was $37. Under the terms of investment advisory agreements, the Company paid $144, $73, and $44 for the years ended December 1997, 1996 and 1995, respectively to Ameritas Investment Advisors Inc., an indirect wholly-owned subsidiary of Ameritas Life Insurance Corp.


    The Company entered into reinsurance agreements (yearly renewable term) with affiliates. Under this agreement,these affiliates assume life insurance risk in excess of the Company's retenton limit. These reinsurance contracts do not relieve the Company of its obligations to its policyowners. The Company paid $3,810, $3,301 and $2,280 of net reinsurance premiums to affiliates for the years ended December 3l, 1997, 1996 and l995 respectively. The Company has received reinsurance recoveries from affiliates of $2,260, $659 and $1,472 for the years ended December 3l,1997, 1996 and 1995 respectively.

    The Company has entered into guarantee agreements with ALIC, AmerUs and AMAL Corporation whereby, they guarantee the full, complete and absolute performance of all duties and obligations of the Company.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)



    4.  RELATED PARTY TRANSACTIONS (CONTINUED)
    ------------------------------------------

    The Company's variable life and annuity products are distributed through Ameritas Investment Corp., a wholly-owned subsidiary of AMAL Corporation. The Company received $93, $54 and $192 for the years ended December 31, 1997, 1996 and 1995 respectively, from this affiliate to partially defray the costs of materials and prospectuses. Policies placed by this affiliate generated commission expense of $23,232, $20,373 and $14,028 for the years ended December 31, 1997, 1996 and 1995 respectively.

    Transactions with related parties are not necessarily indicative of revenues and expenses which would have occurred had the parties not been related.

    5.  BENEFIT PLANS
    -----------------

    The Company provides retirement and postretirement medical benefits to qualifying employees. Prior to August l, 1997 these benefits were provided under plans which covered substantially all employees of Ameritas Life Insurance Corp. and its subsidiaries. Concurrent with the transfer of a significant number of employees to the Company, effective August 1, 1997, AMAL Corporation assumed the benefit obligations associated with these plans.

    The Company is included in a multi-employer noncontributory defined benefit plan that covers substantially all full-time employees of Ameritas Life Insurance Corp. and its subsidiaries and AMAL Corporation and it's subsidiaries. Pension costs include current service costs, which are accrued and funded on a current basis, and post service costs, which are amortized over the average remaining service life of all employees on the adoption date. Total Company contributions for the year ended December 31, 1997 were $29. The Company had no full time employees during 1996 or 1995.

    The Company's employees also participate in a defined contribution thrift plan that covers substantially all full time employees of Ameritas Life Insurance Corp. and its subsidiaries. Company matching contributions under the plan range from 1% to 3% of the participant's compensation. Total Company contributions for the year ended December 31, 1997 were $24. The Company had no full time employees during 1996 or 1995.

    The Company is also included in the postretirement benefit plan providing group medical coverage to retired employees of AMAL Corporation and it's subsidiaries. Prior to August 1, 1997 these benefits were provided under a plan with Ameritas Life Insurance Corp. These benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the plan for the immediately preceding 5 years. Benefit costs include the expected cost of postretirement benefits for newly eligible employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience. Total Company contributions for the year ended December 31, 1997 were $5. The Company had no full time employees during 1996 or 1995.

    Expenses for the defined benefit plan and postretirement group medical plan are allocated to the Company based on the number of associates in AMAL Corporation and its subsidiaries.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)


    6.  STOCKHOLDER'S EQUITY
    ------------------------

    Net income (loss), as determined in accordance with statutory accounting practices, was $2,048, $855 and $(19) for 1997, 1996 and 1995 respectively. The Company's statutory surplus was $45,265, $44,100 and $13,800 at December 31, 1997, 1996 and 1995 respectively. Effective January 1, 1996 the Company changed reserving methods used for most existing products resulting in an increase in statutory surplus of approximately $20,60l.
    The Company is required to maintain a certain level of surplus to be in compliance with state laws and regulations. Company surplus is monitored by state regulators to ensure compliance with risk based capital requirements.

    Under statutes of the Insurance Department of the State of Nebraska, the Company is limited in the amount of dividends it can pay to its stockholder. On February 28, 1996 the Board of Directors declared a return of paid-in-capital of $15,000 payable by way of a note due on or before August 15, 1996. The note was retired on August 15, 1996. This action was approved by the State of Nebraska Insurance Department and any additional distributions of capital or surplus will require approval of the Insurance Department.

    7.  FAIR VALUE OF FINANCIAL INSTRUMENTS
    ---------------------------------------

    The following disclosures are made regarding fair value information about certain financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, may not be realized in immediate settlement of the instrument. All nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

    The fair value estimates presented herein are based on pertinent information available to management as of December 31, 1997 and 1996. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date; therefore, current estimates of fair value may differ significantly from the amounts presented herein.

    The following methods and assumptions were used by the Company in estimating its fair value disclosures for each class of financial instrument for which it is practicable to estimate a value:

             FIXED MATURITY SECURITIES AVAILABLE FOR SALE -- For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, the value has been determined using an interest rate spread matrix based upon quality, weighted average maturity and Treasury yields.

             EQUITY SECURITIES AVAILABLE FOR SALE -- Fair value is determined using an independent pricing source.

             LOANS ON INSURANCE POLICIES -- Fair values for loans on insurance policies are estimated using a discounted cash flow analysis at interest rates currently offered for similar loans with similar remaining terms. Loans on insurance policies with similar characteristics are aggregated for purposes of the calculations.

             OTHER INVESTED ASSETS -- Fair value is determined using an independent pricing source.

             CASH AND CASH EQUIVALENTS, ACCRUED INVESTMENT INCOME AND REINSURANCE RECOVERABLE -- The carrying amounts equal fair value.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)



    7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
    --------------------------------------------------

             ACCUMULATED CONTRACT VALUES -- Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date, which approximates fair value.
                                                                                               DECEMBER 31
                                                                    ----------------------------------------------------------------
                                                                                1997                               1996
                                                                    ----------------------------     -------------------------------
                                                                      CARRYING          FAIR            CARRYING            FAIR
                                                                       AMOUNT           VALUE            AMOUNT             VALUE
     -------------------------------------------------------------------------------------------------------------------------------
      Financial assets:
        Fixed maturity securities,
          available for sale                                         $115,955        $115,955          $    62,621      $    62,621
        Equity securities, available for sale                           4,135           4,135                    -                -
        Loans on insurance policies                                     7,482           6,657                4,309            3,843
        Other invested assets                                           2,206           2,206                    -                -
        Cash and cash equivalents                                      13,711          13,711               10,684           10,684
        Accrued investment income                                       1,801           1,801                1,096            1,096
        Reinsurance recoverable - affiliates                              514             514                    9                9

      Financial liabilities:
        Accumulated contract values excluding amounts
          held under insurance contracts                              144,109         144,109               70,640           70,640



    8. SEPARATE ACCOUNTS
    --------------------

    The Company is currently marketing variable life and variable annuity products which have separate accounts as an investment option. Separate
    Account V (Account V) was formed to receive and invest premium receipts from variable life insurance policies issued by the Company. Separate
    Account VA-2 (Account VA-2) was formed to receive and invest premium receipts from variable annuity policies issued by the Company. Both
    Separate Accounts are registered under the Investment Company Act of l940, as amended, as unit investment trusts. Account V and VA-2's assets and liabilities are segregated from the other assets and liabilities of the Company.

    Amounts in the Separate Accounts are:
                                                                                                             DECEMBER 31
                                                                                                   -------------------------------
                                                                                                        1997              1996
    -------------------------------------------------------------------------------------------------------------------------------
      Separate Account V                                                                            $  197,729         $ 136,079
      Separate Account VA-2                                                                          1,067,619           811,501
    -------------------------------------------------------------------------------------------------------------------------------
                                                                                                    $1,265,348         $ 947,580
    -------------------------------------------------------------------------------------------------------------------------------

    The assets of Account V are invested in shares of the Variable Insurance
    Products Fund, the Variable Insurance Products Fund II, Alger American
    Fund, Morgan Stanley Universal Funds and MFS Variable Insurance Trust.
    Each fund is registered with the SEC under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

    The Variable Insurance Products Fund and the Variable Insurance Products
    Fund II are managed by Fidelity Management and Research Company.  The
    Variable Insurance Products Fund has five portfolios: the Money Market
    Portfolio, the High Income Portfolio, the Equity Income Portfolio, the
    Growth Portfolio and the Overseas Portfolio.  The Variable Insurance
    Fund II has five portfolios: the Investment Grade Bond Portfolio,
    Asset Manager Portfolio,

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)




    8. SEPARATE ACCOUNTS (CONTINUED)
    --------------------------------

    Contrafund Portfolio (effective August 25, 1995), Asset Manager Growth Portfolio (effective September 15, 1995) and the Index 500 Portfolio (effective September 21, 1995). The Alger American Fund is managed by Fred Alger Management, Inc. and has six portfolios: Income and Growth Portfolio, Small Capitalization Portfolio, Growth Portfolio, MidCap Growth Portfolio, Balanced Portfolio and the Leveraged Allcap Portfolio (effective August 30,
    1995). The Dreyfus Stock Index Fund is managed by Wells Fargo Nikko Investment Advisors and has the Stock Index Fund Portfolio. The MFS Variable Insurance Trust is managed by Massachusetts Financial Services Company. The MFS Variable Insurance Trust has five portfolios: the Emerging Growth Portfolio (effective August 25, 1995), World Governments Portfolio (effective August 24, 1995), Utilities Portfolio (effective September 18,
    1995), Growth with Income Portfolio (effective October 9, 1995) and the Research Portfolio (effective July 26, 1995). The Morgan Stanley Universal Funds managed by Morgan Stanley Asset Management Inc. and has five portfolios: the Asian Equity Portfolio (effective March 3, 1997), Global Equity Portfolio (effective January 2, 1997), International Magnum
    Portfolio (effective January 21, 1997), Emerging Markets Portfolio (effective October 1, 1996) and the U.S. Real Estate Portfolio (effective March 3, 1997).

    Pursuant to an order of the SEC allowing for the substitution, all policyowner funds invested in a Portfolio of Dreyfus Stock Index Fund were transferred to the Index 500 Portfolio of the Fidelity Variable Insurance Products Fund II as of March 31, 1997. The Dreyfus Stock Index Portfolio was an investment alternative through the date of transfer for policyowners of Separate Account V and VA-2.

    Separate Account VA-2 allows investment in the Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, MFS Variable Insurance Trust and the Morgan Stanley Universal Funds with the same portfolios as described above.